Q1 2013

Columbia Acorn Family of Funds

Class A, B, C, I, R, R4, R5, Y and Z Shares

Managed by Columbia Wanger Asset Management, LLC

First Quarter Report

March 31, 2013

■  Columbia
Acorn® Fund

■  Columbia
Acorn International®

■  Columbia
Acorn USA®

■  Columbia
Acorn International SelectSM

■  Columbia
Acorn SelectSM

■  Columbia
Thermostat FundSM

■  Columbia
Acorn Emerging Markets FundSM

■  Columbia
Acorn European FundSM

Not FDIC insured • No bank guarantee • May lose value

Columbia Acorn Family of Funds

Save the date! You are invited to the 2013 Columbia Acorn Funds Shareholder Information Meeting.

We will be hosting our annual shareholder information meeting on September 18, 2013, in Chicago. The meeting will feature presentations by Columbia Acorn Fund's lead portfolio manager Chuck McQuaid and other members of Columbia Wanger Asset Management's investment team.

Meeting Location

Offices of Drinker Biddle & Reath LLP
191 North Wacker Drive, Suite 3700
Chicago, Illinois

Meeting Date & Time

Wednesday, September 18, 2013
12:00 p.m. CST
A buffet lunch will be served beginning at 11:30 a.m.

If you plan to attend, please RSVP by September 13 by calling (800) 922-6769.

Webcast Replay Available in October

For our many shareholders who are not able to attend the meeting, we will again provide a webcast replay of the event that can be accessed from our website, www.columbiamanagement.com, throughout the month of October.

If you have any questions about this event or any of your investments in our Columbia Acorn Funds, please call (800) 922-6769 to speak to a Columbia Acorn Funds' shareholder representative.

Net Asset Value Per Share as of 3/31/13

	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund	Columbia Acorn Emerging Markets Fund	Columbia Acorn European Fund
Class A	$32.23	$43.63	$31.14	$26.40	$27.32	$14.88	$12.45	$12.25
Class B	$29.36	$42.36	$28.44	$25.12	$25.12	$14.96	NA	NA
Class C	$28.86	$42.18	$28.09	$24.98	$24.81	$14.95	$12.40	$12.20
Class I	$33.47	$43.74	$32.56	$26.67	$28.36	NA	$12.50	$12.25
Class R	NA	$43.59	NA	NA	NA	NA	NA	NA
Class R4	$33.93	$43.97	$33.05	$26.81	$28.68	$14.78	$12.56	NA
Class R5	$33.91	$43.68	$33.04	$26.80	$28.68	$14.78	$12.56	$12.36
Class Y	$33.94	$43.98	$33.08	$26.80	$28.74	$14.78	NA	NA
Class Z	$33.44	$43.71	$32.53	$26.67	$28.29	$14.71	$12.48	$12.26

Columbia Acorn Family of Funds

Table of Contents

Share Class Performance	2
Fund Performance vs. Benchmarks	3
Descriptions of Indexes	4
Squirrel Chatter II: Calvin Coolidge and Economic Prosperity	5
Columbia Acorn Fund
In a Nutshell	8
At a Glance	9
Major Portfolio Changes	24
Statement of Investments	26
Columbia Acorn International
In a Nutshell	10
At a Glance	11
Major Portfolio Changes	39
Statement of Investments	42
Portfolio Diversification	51
Columbia Acorn USA
In a Nutshell	12
At a Glance	13
Major Portfolio Changes	52
Statement of Investments	54
Columbia Acorn International Select
In a Nutshell	14
At a Glance	15
Major Portfolio Changes	60
Statement of Investments	61
Portfolio Diversification	65
Columbia Acorn Select
In a Nutshell	16
At a Glance	17
Major Portfolio Changes	66
Statement of Investments	67
Columbia Thermostat Fund
In a Nutshell	18
At a Glance	19
Statement of Investments	72
Columbia Acorn Emerging Markets Fund
In a Nutshell	20
At a Glance	21
Major Portfolio Changes	74
Statement of Investments	76
Portfolio Diversification	80
Columbia Acorn European Fund
In a Nutshell	22
At a Glance	23
Major Portfolio Changes	81
Statement of Investments	83
Portfolio Diversification	87
Columbia Acorn Family of Funds
Expense Information	88

The views expressed in the "Squirrel Chatter II" and "In a Nutshell" commentaries reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective authors disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific company's securities should not be construed as a recommendation or investment advice and there can be no assurance that as of the date of publication of this report, the securities mentioned in each Fund's portfolio are still held or that the securities sold have not been repurchased.

Acorn®, Acorn USA® and Acorn International® are service marks owned and registered by Columbia Acorn Trust. ColumbiaSM, Columbia Management®, and the Columbia Management Logo® are service marks owned and/or registered by Ameriprise Financial, Inc.

Columbia Acorn Family of Funds

Share Class Performance Average Annual Total Returns through 3/31/13

	Class A		Class B		Class C
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Columbia Acorn Fund
Year to date*	9.78%	3.47%	9.55%	4.55%	9.57%	8.57%
1 year	11.85%	5.41%	11.20%	6.20%	11.04%	10.04%
5 years	7.87%	6.60%	7.24%	6.93%	7.04%	7.04%
10 years	12.62%	11.95%	11.92%	11.92%	11.76%	11.76%
Columbia Acorn International
Year to date*	6.96%	0.81%	6.78%	1.78%	6.78%	5.78%
1 year	12.74%	6.25%	11.96%	6.96%	11.93%	10.93%
5 years	3.46%	2.24%	2.79%	2.43%	2.67%	2.67%
10 years	15.57%	14.89%	14.80%	14.80%	14.69%	14.69%
Columbia Acorn USA
Year to date*	10.39%	4.04%	10.19%	5.19%	10.20%	9.20%
1 year	12.67%	6.19%	11.92%	6.92%	11.87%	10.87%
5 years	7.80%	6.53%	7.12%	6.81%	6.97%	6.97%
10 years	11.45%	10.79%	10.73%	10.73%	10.61%	10.61%
Columbia Acorn International Select
Year to date*	3.08%	-2.83%	2.95%	-2.05%	2.88%	1.88%
1 year	13.04%	6.53%	12.36%	7.50%	12.20%	11.22%
5 years	2.40%	1.19%	1.76%	1.42%	1.58%	1.58%
10 years	14.18%	13.51%	13.44%	13.44%	13.29%	13.29%
Columbia Acorn Select
Year to date*	10.52%	4.16%	10.42%	5.42%	10.36%	9.36%
1 year	9.79%	3.46%	9.13%	4.14%	8.98%	7.98%
5 years	5.18%	3.95%	4.53%	4.19%	4.35%	4.35%
10 years	9.18%	8.54%	8.47%	8.47%	8.34%	8.34%
Columbia Thermostat Fund
Year to date*	4.13%	-1.85%	3.96%	-1.04%	3.89%	2.89%
1 year	9.08%	2.78%	8.51%	3.51%	8.26%	7.26%
5 years	6.67%	5.42%	6.13%	5.81%	5.87%	5.87%
10 years	8.29%	7.65%	7.68%	7.68%	7.48%	7.48%
Columbia Acorn Emerging Markets Fund
Year to date*	3.41%	-2.51%	NA	NA	3.25%	2.25%
1 year	14.75%	8.12%	NA	NA	13.97%	12.97%
Life of Fund	14.95%	10.82%	NA	NA	14.21%	14.21%
Columbia Acorn European Fund
Year to date*	4.17%	-1.84%	NA	NA	4.01%	3.01%
1 year	11.03%	4.62%	NA	NA	10.19%	9.19%
Life of Fund	14.32%	10.21%	NA	NA	13.52%	13.52%

	Class I	Class R	Class R4	Class R5	Class Y	Class Z

Columbia Acorn Fund
Year to date*	9.85%	NA	9.81%	9.81%	9.84%	9.82%
1 year	12.22%	NA	12.12%	12.14%	12.18%	12.14%
5 years	8.22%	NA	8.18%	8.19%	8.19%	8.19%
10 years	12.99%	NA	12.97%	12.97%	12.98%	12.97%
Columbia Acorn International
Year to date*	7.05%	6.86%	7.04%	7.03%	7.06%	7.03%
1 year	13.16%	12.38%	13.08%	13.09%	13.12%	13.10%
5 years	3.87%	3.18%	3.83%	3.83%	3.83%	3.83%
10 years	16.01%	15.26%	15.98%	15.98%	15.99%	15.99%
Columbia Acorn USA
Year to date*	10.49%	NA	10.46%	10.50%	10.52%	10.46%
1 year	13.04%	NA	12.91%	12.95%	12.98%	12.92%
5 years	8.14%	NA	8.10%	8.10%	8.11%	8.10%
10 years	11.82%	NA	11.80%	11.80%	11.80%	11.80%
Columbia Acorn International Select
Year to date*	3.17%	NA	3.16%	3.16%	3.16%	3.13%
1 year	13.43%	NA	13.36%	13.37%	13.38%	13.37%
5 years	2.80%	NA	2.76%	2.76%	2.76%	2.76%
10 years	14.57%	NA	14.55%	14.55%	14.55%	14.55%
Columbia Acorn Select
Year to date*	10.65%	NA	10.65%	10.61%	10.62%	10.64%
1 year	10.18%	NA	10.10%	10.10%	10.10%	10.13%
5 years	5.55%	NA	5.49%	5.49%	5.49%	5.49%
10 years	9.55%	NA	9.52%	9.52%	9.52%	9.52%
Columbia Thermostat Fund
Year to date*	NA	NA	4.16%	4.16%	4.23%	4.10%
1 year	NA	NA	9.34%	9.32%	9.37%	9.30%
5 years	NA	NA	6.92%	6.92%	6.93%	6.91%
10 years	NA	NA	8.56%	8.56%	8.57%	8.56%
Columbia Acorn Emerging Markets Fund
Year to date*	3.48%	NA	3.46%	3.46%	NA	3.40%
1 year	15.24%	NA	14.90%	14.97%	NA	15.10%
Life of Fund	15.51%	NA	15.04%	15.09%	NA	15.36%
Columbia Acorn European Fund
Year to date*	4.26%	NA	NA	4.22%	NA	4.25%
1 year	11.24%	NA	NA	11.08%	NA	11.31%
Life of Fund	14.64%	NA	NA	14.35%	NA	14.63%

Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B shares are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C shares are shown with and without the maximum CDSC of 1.00% for the first year after purchase. The Funds' other classes are not subject to sales charges and have limited eligibility. Please see the Funds' prospectuses for details. Performance for different share classes will vary based on differences in sales charges and certain fees associated with each class.

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results may reflect the effect of any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please see Page 88 of this report for information on contractual fee waiver and expense reimbursement agreements in place for Columbia Acorn International, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund and voluntary fee waiver and expense reimbursement arrangements in place for Columbia Acorn Select and Columbia Acorn International Select as of March 31, 2013.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.922.6769.

The returns shown include the returns of each Fund's Class Z shares, each Fund's oldest share class, in cases where the inception date of the Fund is earlier than the inception date of the particular share class or where a period shown dates to before the inception date of the share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

Continued on Page 3.

Fund Performance vs. Benchmarks Class Z Average Annual Total Returns through 3/31/13

Class Z Shares	1st quarter*	1 year	5 years	10 years	Life of Fund
Columbia Acorn Fund (ACRNX) (6/10/70)	9.82%	12.14%	8.19%	12.97%	14.74%
Russell 2500 Index	12.85%	17.73%	9.02%	12.30%	NA
S&P 500 Index**	10.61%	13.96%	5.81%	8.53%	10.76%
Russell 2000 Index	12.39%	16.30%	8.24%	11.52%	NA
Lipper Mid-Cap Growth Funds Index	11.62%	10.05%	6.63%	10.79%	NA
Columbia Acorn International (ACINX) (9/23/92)	7.03%	13.10%	3.83%	15.99%	11.37%
S&P Global Ex-U.S. Between $500M and $5B Index	5.61%	10.42%	2.75%	14.97%	8.61%
S&P Global Ex-U.S. SmallCap Index	6.08%	11.14%	2.11%	14.38%	7.93%
MSCI EAFE Index (Net)	5.13%	11.25%	-0.89%	9.69%	5.95%
Lipper International Small/Mid Growth Funds Index	7.44%	15.67%	3.27%	14.60%	NA
Columbia Acorn USA (AUSAX) (9/4/96)	10.46%	12.92%	8.10%	11.80%	10.55%
Russell 2000 Index	12.39%	16.30%	8.24%	11.52%	7.95%
Lipper Small-Cap Growth Funds Index	11.73%	12.50%	7.75%	10.19%	6.40%
Columbia Acorn Int'l Select (ACFFX) (11/23/98)	3.13%	13.37%	2.76%	14.55%	9.64%
S&P Developed Ex-U.S. Between $2B and $10B Index	5.41%	9.92%	0.82%	12.45%	7.44%
MSCI EAFE Index (Net)	5.13%	11.25%	-0.89%	9.69%	3.91%
Lipper International Small/Mid Growth Funds Index	7.44%	15.67%	3.27%	14.60%	10.47%
Columbia Acorn Select (ACTWX) (11/23/98)	10.64%	10.13%	5.49%	9.52%	9.93%
S&P MidCap 400 Index	13.45%	17.83%	9.85%	12.45%	10.00%
S&P 500 Index**	10.61%	13.96%	5.81%	8.53%	4.00%
Lipper Mid-Cap Core Funds Index	12.37%	15.47%	7.64%	10.98%	8.45%
Columbia Thermostat Fund (COTZX) (9/25/02)	4.10%	9.30%	6.91%	8.56%	8.32%
S&P 500 Index	10.61%	13.96%	5.81%	8.53%	8.56%
Barclays U.S. Aggregate Bond Index	-0.12%	3.77%	5.47%	5.02%	5.09%
Lipper Flexible Portfolio Funds Index	4.90%	9.18%	4.80%	8.05%	8.00%
50/50 Blended Benchmark	5.17%	8.93%	6.12%	7.08%	7.13%
Columbia Acorn Emerging Markets Fund (CEFZX) (8/19/11)	3.40%	15.10%	—	—	15.36%
S&P Emerging Markets Between $500M and $5B Index	1.94%	8.17%	—	—	6.59%
MSCI Emering Markets Small Cap Index	4.20%	9.20%	—	—	3.75%
Lipper Emerging Markets Index	-0.56%	4.25%	—	—	6.84%
Columbia Acorn European Fund (CAEZX) (8/19/11)	4.25%	11.31%	—	—	14.63%
S&P Europe Between $500M and $5B Index	4.89%	14.19%	—	—	14.70%
HSBC Smaller European Companies Index	4.04%	11.53%	—	—	11.05%
Lipper European Region Index	3.59%	10.95%	—	—	14.74%

The inception dates for Class A, B and C shares (if offered) are as follows: Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select, 10/16/00; Columbia Thermostat Fund, 3/3/03; Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 8/19/11. The inception dates for Class I Shares are as follows: Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select, 9/27/10; Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 8/19/11. The inception date for Class R Shares for Columbia Acorn International is 8/15/11. The inception date for Class R4, R5 and Y shares (if offered) is as follows: Columbia Acorn Fund, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 11/8/12. The inception date for Class R5 shares of Columbia Acorn International is 8/15/11. The inception date for Class R4 and Y shares of Columbia Acorn International is 11/8/12. The inception date for Class Z shares is as follows: Columbia Acorn Fund, 6/10/70; Columbia Acorn International, 9/23/92; Columbia Acorn USA, 9/4/96; Columbia Acorn International Select and Columbia Acorn Select, 11/23/98; Columbia Thermostat Fund, 9/25/02; Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 8/19/11.

*Not annualized

**Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index over the life of the Fund.

Please see Page 4 for a description of the indexes listed above.

Columbia Acorn Family of Funds

Descriptions of Indexes Included in this Report

•  50/50 Blended Benchmark, established by the Fund's investment manager, is an equally weighted custom composite of Columbia Thermostat Fund's primary equity and primary debt benchmarks, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index, respectively. The percentage of the Fund's assets allocated to underlying stock and bond portfolio funds will vary, and accordingly the composition of the Fund's portfolio will not always reflect the composition of the 50/50 Blended Benchmark.

•  Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

•  HSBC Smaller European Companies (inc UK) Index is a weighted combination of two indexes: the HSBC Smaller Europe (ex UK) Index and the HSBC Smaller UK Index. The index is rebalanced on a quarterly basis.

•  Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Mid-Cap Growth Funds Index, 30 largest mid-cap growth funds, including Columbia Acorn Fund; Lipper International Small/Mid Growth Funds Index, 10 largest non-U.S. small/mid growth funds, including Columbia Acorn International; Lipper Small-Cap Growth Funds Index, 30 largest small-cap growth funds, including Columbia Acorn USA; Lipper Mid-Cap Core Funds Index, 30 largest mid-cap core funds; Lipper Flexible Portfolio Funds Index, an equal-weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper. Lipper Emerging Markets Index, 30 largest emerging markets funds; Lipper European Region Index, 10 largest European funds.

•  MSCI Europe, Australasia, Far East (EAFE) Index (Net) is a capitalization-weighted index that tracks the total return of common stocks in 22 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index (Net) are presented net of the withholding tax rate applicable to foreign non-resident institutional investors in the foreign companies included in the index who do not benefit from double taxation treaties.

•  MSCI Emerging Markets Small Cap Index, a widely recognized international benchmark, is a free float-adjusted market capitalization index that is designed to measure small-cap emerging market equity performance. The MSCI Emerging Markets Small Cap Index currently consists of the following 21 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

•  Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

•  Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

•  Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

•  Standard & Poor's (S&P) MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.

•  S&P Developed Ex-U.S. Between $2B and $10B Index is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States.

•  S&P Emerging Markets Between $500M and $5B Index represents the institutionally investable capital of emerging market countries with market caps ranging between $500 million to $5 billion, as selected by S&P. The index currently consists of the following 21 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

•  S&P Europe Between $500M and $5B Index represents the institutionally investable capital of European countries with market caps ranging between $500 million to $5 billion, as selected by S&P. The index currently consists of the following 17 developed market country indexes: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

•  S&P Global Ex-U.S. SmallCap Index consists of the bottom 20% of institutionally investable capital of developed and emerging countries, excluding the United States.

•  S&P Global Ex-U.S. Between $500M and $5B Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.

Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Squirrel Chatter II: Calvin Coolidge and Economic Prosperity

When Warren Harding and Calvin Coolidge became president and vice president in 1921, the U.S. had demobilized from World War I. Jobs were scarce and the unemployment rate was estimated to be around 11.9%.1 Taxes were high, wartime price controls remained in place and interest rates had been increased.2 Federal debt was considered to be huge at $24 billion, up twenty-fold from levels prior to World War I.3 Harding and Coolidge ran on a platform of less central government, stability and low taxes, which was condensed into one made-up word, "normalcy."

Federal government spending had jumped from $700 million prior to World War I to an $18.5 billion peak in 1919, and remained comparatively high at $6.4 billion in 1920.4 Harding thought that spending could be cut over 50%.5 He and Coolidge immediately set about to fulfill their campaign promises, even cancelling their inaugural ball to save money.

Harding called a special session of Congress, got a unified federal budget law, and signed it. Previously, each department had a separate budget, kind of like "continuing resolutions" that have recently been funding the government. However, bonuses for veterans dominated budget talks, and Harding compromised by creating a Veterans Bureau, budgeted at around $600 million a year, an enormous sum considering the size of the federal government and his goal to reduce it. Despite that, Harding nearly hit his goal. However, Harding is better known for the Teapot Dome scandal, essentially an underpriced lease of federal oil resources to cronies, and was involved in patronage scandals, including many involving post office jobs.6

In August 1923, Harding died and Coolidge assumed the presidency. Coolidge appointed Herbert Mayhew Lord as budget director and created a long-term annual spending goal of $3.0 billion,7 down from $3.3 billion spent in 1922.8 He also wanted to slash the federal government debt. The pair met around 200 times9 during Coolidge's presidency and found many ways to cut spending, large and small, including rationing of pencils to government workers, use of lighter-weight paper for instructions to soldiers, cessation of weather bureau forecasts via postcards and cheaper mailbags for postal employees. During the 1924 Republican convention, Coolidge demanded that the party's platform be cut, eliminating many promises to special interest groups.10

Coolidge rejected calling special sessions of Congress because he believed they provided opportunities for spending and meddling in the economy.11 He vetoed 50 bills,12 despite frequent requests from special interests. Some, including an expensive veteran's bonus bill, were overridden, but Coolidge and Lord kept spending below $3.0 billion yearly from 1924 to 1928. About 75%13 of spending was on defense and veterans' benefits; the federal government did not do much else under Coolidge. Civil service headcount dropped over 15% during the Coolidge years.14

The Treasury Secretary at the time, Andrew Mellon, developed a theory he called "scientific taxation" whereby maximum tax revenues would be achieved at an optimal tax rate. Considering that Henry Ford maximized sales and profits by cutting prices and railroad revenues dropped if prices were hiked too much, Mellon's idea was to charge what the traffic would bear. He believed prosperity could be achieved if Americans did not think of taxation as a "socialistic experiment, or as a club to punish success."15 Lower tax rates would result in more taxable economic activity, including investments in productive businesses rather than tax shelters.

Coolidge, however, wanted lower tax rates because he believed people deserved greater fractions of their earnings and lower taxes would help induce a smaller government.16 He believed high tax rates were "despotic exactions."17 Harding had cut the top tax rate from 73% to 58% in 1922 and, in steps, Coolidge cut the top rate to 25% by 1925, and the bottom tax rate from 4.0% to 1.5%.18

If maximizing income tax receipts was indeed Mellon's goal, he failed. Income tax receipts plunged from $1.075 billion in 1920 to $732 million in 1926, and finally recovered to $1.164 billion in a much larger 1928 economy. Mellon did not maximize taxes paid by those earning less than $25,000; their income taxes fell over 72% and their share of income taxes fell from 40.5% in 1920 to 10.2% in 1928.19

However, Mellon may well have maximized taxes paid by high earners. Despite the plunge in top rates, income taxes became much more progressive, as over $100,000 earners doubled their share of income taxes paid to 61% from 1920 to 1928.20 Dollar payments by that group more than doubled, to $714 million in 1928. This was at a time when income distribution barely changed, as the top 5% of the population earned 25.5% of the nation's income in 1921 and 26.1% in 1929.21

Coolidge advocated the principle that contacts between government and business should be "as few as possible,"22 and he thought policies should be stable and predictable. He said, "Business can stand anything better than uncertainty."23 Under Harding and Coolidge, the economy boomed, growing 4.7% annually from 1922 to 1929.24 During the Coolidge years, unemployment averaged 3.3% and inflation 1%, combining to be the lowest misery index of any president in the 20th century.25 And despite a reduction in union membership, after-inflation employee wages grew 16%.26

Coolidge inherited a $736 million budget surplus from Harding in 1922, and his spending discipline, plus a booming economy, resulted in surpluses between $713 million and $1.155 billion between 1923 and 1928, despite tax cuts.27 The federal debt dropped to $17 billion.28

Coolidge believed that power corrupted.29 He hired a special prosecutor in 1924 to deal with the Teapot Dome scandal. Coolidge also strongly believed that the federal government should not provide charity, as the Constitution made no mention of it. After severe flooding by the Mississippi River and later in his ancestral state of Vermont, he refused to provide federal aid for reconstruction. He thought it would be wrong for the federal government to intrude on state governors' authority, and the New York Times praised him for that.30 Coolidge did help promote disaster relief by private charities and later signed costly flood control legislation.31

Coolidge was popular but he decided not to run for re-election in 1928. He seemed to be tired of saying no to special interests and was also concerned that Presidents who exceeded two terms could amass excess power. Today,

Coolidge may be best known as "Silent Cal." Amity Shlaes' book, Coolidge, describes him as a humble man believing in federalism and the Constitution.

Clearly, Harding's and Coolidge's economic policies were wildly successful. Yet the economic boom of the roaring 20s seems to contradict conventional economic theory. As mentioned, Harding's presidency started with very high unemployment, and rather than stimulating the economy by government spending, federal spending was ultimately cut over 80% from its wartime high.32

Recent studies indicate that the Harding and Coolidge approach to the economy has worked elsewhere and explain the reasons behind its success. A 2009 study by Harvard economists Alberto Alesina and Silvia Ardagna examined 107 episodes of fiscal reform over 37 years in 19 countries. Efforts to significantly decrease deficits failed in 84% of the episodes. These failed attempts featured average tax hikes at 1.5% of GDP and spending cuts of 0.8% of GDP. In the 16% of episodes deemed successful, taxes were cut by 0.5% of GDP but spending was cut further, by 2.0% of GDP. Alesina and Ardagna noted that "successful fiscal adjustments are completely based on spending cuts accompanied by modest tax cuts!" Larger spending cuts and tax cuts result in higher GDP growth, which in turn boosts tax revenues and reduces deficits.33

A 2012 article by Alesina titled "The Kindest Cuts,"34 cites data from the International Monetary Fund from 1980 through 2005 in which 17 countries aggressively reduced deficits. When Alesina and his team studied the results, they found that "two kinds of deficit reductions had starkly different effects: cutting spending resulted in very small, short-lived — if any — recessions, and raising taxes resulted in prolonged recessions." The author and his team adjusted for both monetary policy and business cycles and maintained the same conclusion.

Alesina stated that when government spending was cut, private investment more than made up the difference. Business confidence plunged if taxes were hiked, but stayed the same or went up when spending was cut. He thinks that government spending cuts "are often just part of a larger reform package that includes other pro-growth measures... such measures as deregulation, and the liberalization of labor markets"35 and that the tax reforms increase labor participation. He writes that this study is consistent with the argument that American firms are currently hesitant to invest or hire due to uncertainty about government spending, taxes and regulation. As a starter for spending cuts, he suggests gradually raising the retirement age to 70.

After examining the facts, it appears that economic growth under Coolidge was very consistent with Alesina's findings. With the current economy operating far below its potential and with labor force participation dropping, reform is needed. Historical data indicates that spending cuts and income tax simplification, featuring lower rates and fewer deductions, would likely cause the economy to accelerate significantly. However, any resolution of the uncertainty surrounding current fiscal policy would likely benefit the economy somewhat.

Charles P. McQuaid

President and Chief Investment Officer

Columbia Wanger Asset Management, LLC

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed here are those of the author and not of the Columbia Acorn Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund.

1  Lebergott, Stanley, "Annual Estimates of Unemployment in the United States, 1900-1954," This chapter appeared in the National Bureau of Economic Research (NBER) book titled, The Measurement and Behavior of Unemployment, and was published in 1957. The chapter can be found on the NBER website: http://www.nber.org/chapters/c2644. Accessed April 24, 2013.

2  Shlaes, Amity, Coolidge, (New York, New York, HarperCollins, 2013), p. 190-191, 222.

3  Data derived from Statement of Public Debt of the United States reports dated December 31, 1914, and December 31, 1920. The debt figure for 1914 was $1,115,170,691. At the end of 1920, that number had increased to $23,778,535,007.

4  Data available through the Office of Management and Budget — The White House, and is included in "Table 1.1 — Summary of Receipts, Outlays, and Surpluses or Deficits: 1789-2018." The data can be found on the White House website:
http://www.whitehouse.gov/omb/budget/Historicals/. Accessed April 16, 2013.

5  Shlaes, Amity, op. cit., p. 221.

6  Ibid., p. 233.

7  Ibid., p. 254.

8  These are actual cuts, not like today's reductions in spending growth from baseline, which too many call "cuts." Data available through the Office of Management and Budget. See footnote four for a link to this information.

9  Shlaes, Amity, op. cit., p. 386.

10  Ibid., p. 273.

11  Ibid., p. 290.

12  Ibid., p. 5.

13  Ibid., p. 391.

14  Ibid., p. 315.

15  Ibid., p. 321.

16  Ibid., p. 265.

17  Ibid., p. 318.

18  Federal Individual Income Tax Rates History, income years 1913-2013, available on the Tax Foundation website: http://taxfoundation.org/sites/taxfoundation.org/files/docs/fed_rates_history_
nominal_1913_2013_0.pdf. Accessed April 25, 2013.

19  de Rugy, Veronique, "1920s Income Tax Cuts Sparked Economic Growth and Raised Federal Revenues," article published March 4, 2003, by the Cato Institute and is available on their website: http://www.cato.org/publications/commentary/1920s-income-tax-cuts-sparked-economic-growth-raised-federal-revenues. Accessed April 16, 2013.

20  Ibid.

21  Folsom, Jr., Burton W., New Deal Or Raw Deal? How FDR's Economic Legacy Has Damaged America, (New York, New York, Threshold Editions, 2008), p. 34.

22  Shlaes, Amity, op. cit., p. 313.

23  Ibid., p. 442.

24  de Rugy, Veronique, op. cit.

25  Folsom, Jr., Burton W., op. cit., p. 129.

26  Shlaes, Amity, The Forgotten Man, A New History Of The Great Depression, (New York, New York, HarperCollins, 2007), p. 38.

27  Data available through the Office of Management and Budget — The White House, and is included in "Table 1.1 — Summary of Receipts, Outlays, and Surpluses or Deficits: 1789-2018." The data can be found on the White House website:
http://www.whitehouse.gov/omb/budget/Historicals/. Accessed April 16, 2013.

28  Data derived from Statement of Public Debt of the United States reports dated December 31, 1928.

29  Shlaes, Amity, op. cit., p. 447.

30  Ibid., p. 358.

31  Ibid., p. 417.

32  Coolidge was concerned about the stock market becoming overextended, but thought the president shouldn't meddle. The subsequent crash hurt the economy, and the Smoot Hawley Tariff, the collapse in the money supply, plus excess government intervention resulted in the long and painful Great Depression.

33  Alesina, Alberto F., and Ardagna, Silvia, "Large Changes In Fiscal Policy: Taxes Versus Spending," Working Paper #15438 published by the National Bureau of Economic Research, October 2009, p. 12, 14. http://www.nber.org/papers/w15438. Accessed April 25, 2013.

34  Alesina, Alberto F., "The Kindest Cuts," an article published by City Journal, Autumn 2012. Available on the City Journal website:
http://www.city-journal.org/printable.php?id=8559. Accessed April 18, 2013.

35  Ibid.

Columbia Acorn Fund

In a Nutshell

Charles P. McQuaid Lead Portfolio Manager	Robert A. Mohn Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for most recent month-end performance updates.

Columbia Acorn Fund Class Z shares rose 9.82% in the first quarter of 2013, less than the 12.85% increase of the Russell 2500 Index, its primary benchmark. The Fund's gain was also under the Lipper Mid-Cap Growth Funds Index, which rose 11.62%, and the large cap S&P 500 Index, up 10.61%.

The Fund's biotech stocks generally performed well in the quarter. Last year, we modified our theme in biotech from a focus on orphan drugs to breakthrough orphan drugs. Breakthrough orphan drugs cure or extensively extend lifetimes of patients, while orphan drugs treat diseases afflicting 200,000 or fewer patients in the United States. We've liked orphan drugs because of their expedited approval processes and pricing power, and we now believe that companies offering breakthrough orphan drugs could provide superior performance. This thesis proved correct in the quarter. Seattle Genetics, provider of cancer drug Adcetris and other targeted antibody drugs, jumped 53%. BioMarin Pharmaceutical stock rose 26% as two of its key drugs' sales grew 30% from prior year levels. Sarepta Therapeutics surged 42% on progress in developing its muscular dystrophy drug.

Other large winners included oil and gas well head manufacturer FMC Technologies, which rose 27% on improving orders. Engineering and construction company Chicago Bridge & Iron achieved a 34% gain on improving margins and strong new project awards. Car rental company Avis Budget Group enjoyed a 40% increase on better than expected demand and pricing. Shutterfly, an Internet photo-centric retailer, gained 48% on surging revenues, improving margins and strong market share gains.

Other consumer discretionary stocks, however, tended to hurt performance. Last year's biggest dollar winner, premium active apparel retailer lululemon athletica, fell 18% and was the quarter's largest dollar loser. The company's holiday same-store-sales growth met management's guidance but not Wall Street expectations. While lululemon has been volatile, it has been a big winner for the Fund and we think the company has plenty of room to grow. We tend to gradually trim winners as they get big and approach fair valuation, and over the last 18 months we've sold about two-thirds of the Fund's shares of the stock. Other disappointing consumer discretionary stocks included specialty beauty product retailer ULTA, off 18% despite fine results, as its CEO resigned to work at a private company.

Precious metals stocks were also disappointing as gold and silver prices declined. Alamos Gold fell 22% and Silver Wheaton slumped 13% despite better-than-expected earnings growth for both companies. Allied Nevada Gold was hurt by both lower gold prices and lower than expected production; it dropped 45%.

Columbia Acorn Fund's international stocks lagged during the quarter, rising only 2.23% compared to an 11.09% gain of the Fund's domestic stocks.* Netherland-based

Imtech, a provider of technical installation and maintenance services, plunged 51% on disclosure of accounting fraud in its German and Polish operations. Hong Kong-based Lifestyle International, a department store operator in Hong Kong and China, fell 10% on fears of slower spending by Chinese consumers.

Although we are happy with Columbia Acorn Fund's 9.82% absolute gain in the quarter, we were disappointed with performance relative to its benchmarks. The Fund had few substantial losers in the quarter; lululemon athletica's 18% drop gave back less than a third of its 2012 dollar gains and cost the Fund 0.27%. Imtech's 51% drop cost the Fund 0.13%, while no other falling stocks cost more than 0.09%. In contrast, Seattle Genetics boosted the Fund 0.47% and nine other stocks helped 0.20% or more. Last year's second and third largest dollar winners, Crown Castle International and SBA Communications, took a breather this quarter and were essentially flat. The few big losers and many big winners were not enough to keep up with the benchmarks this quarter. We are redoubling efforts to increase holdings of companies that we believe have superior business models and fine long-term outlooks.

*These returns are not comparable to mutual fund returns, as they are gross of fees and other expenses and do not portray the cash effects incurred by actual mutual funds. Columbia Acorn Fund's foreign stockholdings were not purchased as a balanced, stand-alone portfolio.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund Positions in Mentioned Holdings

As a percentage of net assets, as of 3/31/13

Crown Castle International	1.5%
FMC Technologies	1.3
SBA Communications	1.3
Seattle Genetics	1.2
Chicago Bridge & Iron	0.9
lululemon athletica	0.9
BioMarin Pharmaceutical	0.8
Avis Budget Group	0.6
Shutterfly	0.5
ULTA	0.5
Sarepta Therapeutics	0.3
Lifestyle International	0.2
Silver Wheaton	0.2
Imtech	0.1
Alamos Gold	0.1
Allied Nevada Gold	0.1

Columbia Acorn Fund

At a Glance

Total Net Assets of the Fund:
$19.1 billion

Performance data shown in the table and graph below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn Fund Class Z Shares

June 10, 1970 (Fund inception) through March 31, 2013

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period. A $10,000 investment in Columbia Acorn Fund at inception appreciated to $31,777 on December 31, 1978, the inception date of the Russell 2500 Index. For comparison with the Russell 2500 Index, we assigned the index the same value as the Fund at index inception. Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index over the life of the Fund.

Average Annual Total Returns for period ended March 31, 2013

	1st quarter	1 year	5 years	10 years	Life of Fund
Class Z (06/10/10 inception)	9.82%	12.14%	8.19%	12.97%	14.74%
Class A (10/16/00 inception)
without sales charge	9.78	11.85	7.87	12.62	14.36
with sales charge	3.47	5.41	6.60	11.95	14.21
Russell 2500 Index*	12.85	17.73	9.02	12.30	NA

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 4 for index definitions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. The returns shown for periods prior to the inception of the Fund's Class A shares may append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/
mutual-funds/appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 3/31/13

Top 10 Holdings

as a percentage of net assets, as of 3/31/13

1.	Ametek Aerospace/Industrial Instruments	2.2%
2.	Mettler-Toledo International Laboratory Equipment	1.8%
3.	Donaldson Industrial Air Filtration	1.6%
4.	Crown Castle International Communications Towers	1.5%
5.	Amphenol Electronic Connectors	1.3%
6.	FMC Technologies Oil & Gas Well Head Manufacturer	1.3%
7.	SBA Communications Communications Towers	1.3%
8.	tw telecom Fiber Optic Telephone/Data Services	1.2%
9.	Seattle Genetics Antibody-based Therapies for Cancer	1.2%
10.	Nordson Dispensing Systems for Adhesives & Coatings	1.2%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn International

In a Nutshell

P. Zachary Egan Co-Portfolio Manager	Louis J. Mendes III Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for most recent month-end performance updates.

Columbia Acorn International Class Z shares rose 7.03% in the first quarter of 2013, 1.42% ahead of its primary benchmark, the S&P Global Ex-U.S. between $500M and $5B Index. Investor excitement in the period came from an unexpected corner: Japan. While generally characterized by negative growth and limited volatility, Japan surprised investors with the appointment of a new central bank governor, Haruhiko Kuroda, who has advocated unprecedentedly aggressive quantitative easing. Specifically, Kuroda advocates a monetary policy explicitly designed to create 2% inflation within two years. By jolting inflationary expectations, Japanese central bankers believe that they may be able to kick-start a cycle of economic activity whereby Japanese consumers buy goods today in anticipation that they will cost more in the future. This would constitute a radical departure from the country's almost two decades of deflation. The monetary intervention is expected to be accompanied by further fiscal stimulus, and possibly by structural reforms that could make Japanese industry more efficient, thereby raising the trend rate of economic growth.

Japanese stocks proved to be the largest contributor to the Fund's absolute return in the first quarter, up 20% in U.S. dollar terms. Aside from the possibility that monetary intervention may stimulate growth in the longer term, in the shorter term it has had the effect of immediately and substantially weakening the yen versus the U.S. dollar and the euro. Yen depreciation effectively boosts corporate revenues for Japanese exporters pricing goods in other currencies. Particularly for those participating in low margin industries, this can have an enormous impact on profitability. Longer-term, these exporters may also benefit from enhanced competitiveness. Counter-intuitively, Japanese government bond yields have also fallen in the face of an expanding money supply, which supports bank lending spreads and reflation of real assets, such as property. Indeed, the Fund's Japanese financials, including real estate, were up almost 34% in U.S. dollar terms in the quarter. Overall in Japan, the Fund generated more than five percentage points of excess return. This recovered much of the ground lost by the Fund during Japan's fourth quarter 2012 rally of lower quality companies, a segment of our investment universe that we tend to avoid.

Less helpful to the Fund's absolute return in the quarter were holdings in several large emerging markets, particularly Brazil, South Africa and India. The Brazilian market stalled out amidst anemic GDP growth figures that struggled to reach 2%. The Fund's holding in Multiplus, a loyalty program business spun-out of TAM Airlines, fell 37% on concerns over a change in the redemption policy of some of its credit card partners. In addition, an ill-timed proposal to raise funds weighed on the shares. While negative returns for U.S. dollar-based investors in South Africa were shaped foremost by the weakening rand, the Fund's portfolio suffered disproportionately with retailer Mr. Price, off more than 20% on decelerating sales growth. In India, two of the Fund's holdings geared to domestic consumption—United Breweries and Colgate Palmolive India—slumped more than 20% after posting large gains in 2012. The Fund beat local benchmarks in South Africa and India, but trailed modestly in Brazil.

Our ongoing investment theme based around the increase in discretionary spending in emerging Asia continues to generate strong returns. Gaming companies Melco Crown Entertainment and Nagacorp both rose 38% in the first quarter of 2013 after ranking as top performers in the Fund in 2012. We continue to see gaming as a key beneficiary of increased leisure travel and entertainment spending among the region's rapidly expanding middle class. In Thailand, Home Product Center, a home improvement retailer targeting the growing Thai middle class, rallied 39% as increased rural spending and a new expansion plan attracted investor interest. Increased minimum wages and a low unemployment rate underlie the strong consumer demand in the Thai market.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 3/31/13

Melco Crown Entertainment	1.6%
Home Product Center	0.8
Nagacorp	0.7
Mr. Price	0.5
United Breweries	0.4
Colgate Palmolive India	0.3
Multiplus	0.2

Columbia Acorn International

At a Glance

Total Net Assets of the Fund:
$7.4 billion

Performance data shown in the table and graph below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn International Class Z Shares

September 23, 1992 (Fund inception) through March 31, 2013

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended March 31, 2013

	1st quarter	1 year	5 years	10 years	Life of Fund
Class Z (9/23/92 inception)	7.03%	13.10%	3.83%	15.99%	11.37%
Class A (10/16/00 inception)
without sales charge	6.96	12.74	3.46	15.57	10.94
with sales charge	0.81	6.25	2.24	14.89	10.62
S&P Global Ex-U.S. Between $500M and $5B*	5.61	10.42	2.75	14.97	8.61

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 4 for index definitions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. The returns shown for periods prior to the inception of the Fund's Class A shares may append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/
mutual-funds/appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 3/31/13

Top 10 Holdings

as a percentage of net assets, as of 3/31/13

1.	Melco Crown Entertainment (Hong Kong) Macau Casino Operator	1.6%
2.	Hexagon (Sweden) Design, Measurement & Visualization Software & Equipment	1.3%
3.	Far EasTone Telecom (Taiwan) Taiwan's Third Largest Mobile Operator	1.2%
4.	CCL Industries (Canada) Leading Global Label Manufacturer	1.1%
5.	Eurofins Scientific (France) Food, Pharmaceuticals & Materials Screening & Testing	1.0%
6.	Naspers (South Africa) Media in Africa, China, Russia & Other Emerging Markets	1.0%
7.	Coronation Fund Managers (South Africa) South African Fund Manager	1.0%
8.	Wacom (Japan) Computer Graphic Illustration Devices	1.0%
9.	Localiza Rent A Car (Brazil) Car Rental	0.9%
10.	Partners Group (Switzerland) Private Markets Asset Management	0.9%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn USA

In a Nutshell

Robert A. Mohn Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

In another strong quarter for U.S. small-cap stocks, Columbia Acorn USA Class Z shares gained 10.46% in the first quarter of 2013. This return trailed behind the 12.39% first quarter gain by the Fund's primary benchmark, the Russell 2000 Index.

The top contributors in the first quarter included car rental companies Avis Budget Group, up 40%, and Hertz, up 37%. Both companies benefited from stronger-than-expected trends in rental pricing. Avis also received a boost early in the year from its acquisition of the leading car sharing service, Zipcar. Up 20% in the quarter, convention hotel operator Ryman Hospitality Properties continued its solid run on the back of its conversion to real estate investment trust (REIT) status.

Seattle Genetics, a biotechnology company focused on antibody-based therapies for cancer, gained 53% in the quarter. The stock benefited from excitement over the company's approved drug for late stage Hodgkin's lymphoma and the initiation of two trials for new cancer drugs.

Shutterfly, an Internet photo-centric retailer, announced revenue growth of 33% for its all-important fourth quarter in 2012 as it grabbed considerable market share during the holiday season. Shutterfly's stock responded with a 48% first quarter gain. Also benefiting from revenue gains, Ansys, a leading provider of simulation software for engineers and designers, gained 21% in the first quarter on continued steady double-digit revenue growth.

CAI International, which leases international shipping containers, was another winner in the quarter, up 31%. The company announced very strong fourth quarter revenue growth in 2012, up 38% over the prior year. CAI's customers, the steamship lines, have suffered from over-building and a slowdown in global trade. To conserve capital, they are opting to lease more containers, rather than buy them, benefiting the container leasing companies.

Detractors in the quarter included premium active apparel retailer lululemon athletica, which fell 18% on a much-publicized yoga pant recall and holiday same-store-sales growth that met management's guidance but not Wall Street expectations. Finisar, a provider of optical subsystems and components, fell 19% on a drop in revenue year-over-year.

Liquidity Services, an e-auction service for surplus and salvage goods, was down 27% in the quarter as it struggled to integrate a number of recent acquisitions into its existing business. Lifetime Fitness, a sports and fitness club operator, fell 13% in the first quarter after announcing sluggish new member growth in the fourth quarter of 2012.

The market charged higher in the first quarter as stocks continued to climb the proverbial Wall of Worry. Although more and more investors are shifting their funds into equities, we still have plenty of doubting Thomases worried about a fourth consecutive spring stock swoon. These doubters could provide the fuel for a continued market rally. As stock valuations climb, discovering reasonably priced growth companies does become a more difficult, but we believe a still very achievable, task.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 3/31/13

Ryman Hospitality Properties	2.6%
Avis Budget Group	2.1
Ansys	1.5
Seattle Genetics	1.4
CAI International	1.0
Hertz	0.9
lululemon athletica	0.8
Shutterfly	0.6
Lifetime Fitness	0.6
Finisar	0.6
Liquidity Services	0.3

Columbia Acorn USA

At a Glance

Total Net Assets of the Fund:
$1.5 billion

Performance data shown in the table and graph below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn USA Class Z Shares

September 4, 1996 (Fund inception) through March 31, 2013

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended March 31, 2013

	1st quarter	1 year	5 years	10 years	Life of Fund
Class Z (9/4/96 inception)	10.46%	12.92%	8.10%	11.80%	10.55%
Class A (10/16/00 inception)
without sales charge	10.39	12.67	7.80	11.45	10.17
with sales charge	4.04	6.19	6.53	10.79	9.78
Russell 2000 Index*	12.39	16.30	8.24	11.52	7.95

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 4 for index definitions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. The returns shown for periods prior to the inception of the Fund's Class A shares may append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/
mutual-funds/appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 3/31/13

Top 10 Holdings

as a percentage of net assets, as of 3/31/13

1.	Nordson Dispensing Systems for Adhesives & Coatings	3.0%
2.	Ametek Aerospace/Industrial Instruments	2.7%
3.	Ryman Hospitality Properties Convention Hotels	2.6%
4.	Mettler-Toledo International Laboratory Equipment	2.2%
5.	Atwood Oceanics Offshore Drilling Contractor	2.2%
6.	IPG Photonics Fiber Lasers	2.1%
7.	tw telecom Fiber Optic Telephone/Data Services	2.1%
8.	Avis Budget Group Second Largest Car Rental Company	2.1%
9.	Extra Space Storage Self Storage Facilities	2.1%
10.	Bally Technologies Slot Machines & Software	2.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn International Select

In a Nutshell

Christopher J. Olson Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Columbia Acorn International Select Class Z shares ended the first quarter of 2013 up 3.13%. This compares to the 5.41% gain of the Fund's primary benchmark, the S&P Developed Ex-U.S. Between $2B and $10B Index.

Stocks of Japanese companies performed very well in the quarter as the market continued to respond favorably to the appointment of a new central bank governor and the expectation of a historical amount of quantitative easing. Nine of the top 15 contributors to Fund performance in the first quarter were Japanese stocks. Start Today, a Japanese online apparel retailer, rose 39% as improved marketing and cost cutting, combined with strong revenue growth, drove earnings above expectations. Seven Bank, a provider of ATM processing services, enjoyed a 23% gain in the quarter, benefiting from the continued expansion of ATMs in the 7-11 store network in Japan. NGK Spark Plug, an auto parts manufacturer, and Nippon Prologis REIT, a logistics real estate investment trust (REIT) in Japan, were new additions to the Fund in the quarter and landed among the top five contributors with 18% and 47% gains, respectively. Exporters like NGK Spark Plug are expected to benefit from the weaker yen that has resulted from Japan's new monetary policy. REITs such as Nippon Prologis have attractive dividend yields in an exceedingly low interest rate environment.

Outside of Japan, Ascendas REIT, a Singaporean industrial property landlord, rose 10% as global investors continued their search for yield. CCL Industries, a leading global label manufacturer listed in Canada, gained 37% as it made a very opportunistic and substantially discounted purchase of an office consumer products and labels business.

The laggards in the quarter also had something in common: mining. Eight of the largest detractors from performance were mining stocks. The stocks fell as gold and silver prices continued to decline. Fresnillo, a silver and metal byproduct miner in Mexico, fell 32%. Allied Nevada Gold, a gold and silver miner listed in the United States, fell 46%. Australian gold miner Regis Resources fell 19%. Canadian gold miners Alamos Gold and Goldcorp were off 20% and 8%, respectively.

We also saw the Fund's Taiwanese telecoms pull back in the quarter. Far EasTone Telecom, Taiwan's third largest mobile operator, fell 11% and Taiwan Mobile, the second largest mobile operator in that country, fell 8%. Both companies continue to see a positive operating environment but some investors have opted to switch into more cyclical names.

Overall, international economic indicators have deteriorated yet markets have continued to rise on the back of increasingly easy monetary policy. The Fund will continue to take a defensive position until we see signs of a sustainable improvement in underlying economic fundamentals.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 3/31/13

Ascendas REIT	6.2%
Far EasTone Telecom	6.0
Seven Bank	3.9
Taiwan Mobile	3.8
Start Today	3.2
NGK Spark Plug	2.6
CCL Industries	1.4
Regis Resources	1.4
Nippon Prologis REIT	1.3
Fresnillo	1.1
Allied Nevada Gold	0.7
Goldcorp	0.2
Alamos Gold	0.1

Columbia Acorn International Select

At a Glance

Total Net Assets of the Fund:
$376.3 million

Performance data shown in the table and graph below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn International Select Class Z Shares

November 23, 1998 (Fund inception) through March 31, 2013

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended March 31, 2013

	1st quarter	1 year	5 years	10 years	Life of Fund
Class Z (11/23/98 inception)	3.13%	13.37%	2.76%	14.55%	9.64%
Class A (10/16/00 inception)
without sales charge	3.08	13.04	2.40	14.18	9.28
with sales charge	-2.83	6.53	1.19	13.51	8.83
S&P Developed Ex-U.S. Between $2B and $10B Index*	5.41	9.92	0.82	12.45	7.44

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 4 for index definitions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. The returns shown for periods prior to the inception of the Fund's Class A shares may append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/
mutual-funds/appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 3/31/13

Top 10 Holdings

as a percentage of net assets, as of 3/31/13

1.	Ascendas REIT (Singapore) Industrial Property Landlord	6.2%
2.	Far EasTone Telecom (Taiwan) Taiwan's Third Largest Mobile Operator	6.0%
3.	Mapletree Industrial Trust (Singapore) Industrial Property Landlord	4.0%
4.	Seven Bank (Japan) ATM Processing Services	3.9%
5.	Taiwan Mobile (Taiwan) Taiwan's Second Largest Mobile Operator	3.8%
6.	Challenger Financial (Australia) Largest Annuity Provider	3.4%
7.	Start Today (Japan) Online Japanese Apparel Retailer	3.2%
8.	Mapletree Logistics Trust (Singapore) Industrial Property Landlord	3.1%
9.	JLT Group (United Kingdom) International Business Insurance Broker	2.8%
10.	Archipelago Resources (Indonesia) Gold Mining Projects in Indonesia, Vietnam & the Philippines	2.8%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn Select

In a Nutshell

Ben Andrews Lead Portfolio Manager	Robert A. Chalupnik Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for most recent month-end performance updates.

Columbia Acorn Select Class Z shares gained 10.64% in the quarter, underperforming the S&P MidCap 400 Index, the Fund's primary benchmark, which was up 13.45%. The large-cap S&P 500 Index was up 10.61% for the quarter

Fund gains in the quarter were led by U.S. car rental company Hertz, which added 1.7% to the portfolio's overall performance. Hertz shares gained as car and equipment rental both showed strong demand and positive pricing. WNS, an offshore business process outsourcing company, added 1.4% to overall portfolio performance in the quarter. WNS suffered during the global financial crisis as many of its mortgage origination customers shut their doors. We added WNS to the portfolio in 2008, believing it could replace lost clients and start to grow again. This process has taken longer than we anticipated, but WNS showed solid revenue growth in 2012 and was a top contributor to Fund gains in the first quarter of 2013. CNO Financial Group, a provider of life, long-term care and medical supplemental insurance, added 1.2% to overall portfolio performance. CNO Financial's organic growth rate has been increasing and investors are starting to take notice.

On the downside, lululemon athletica, a premium active apparel retailer, cost the portfolio 0.3% in the quarter, declining as same-store-sales fell short of Wall Street expectations. Despite this off quarter, lululemon has generally been a strong performer in the portfolio. Other losses for Fund holdings were fairly minor, costing the portfolio 0.2% or less.

During the quarter, we added two new names and exited four portfolio positions. The additions included specialty beauty product retailer ULTA and sport and fitness club operator Lifetime Fitness. We sold out of Canadian Solar, a Chinese solar cell and module manufacturer, as our thesis for investment did not pan out. We also sold designer accessories retailer Coach, which has been struggling due to increased competition. We exited NPS Pharmaceuticals, a biotech company focused on orphan drugs, as we believe its new drug roll out will be tougher than the market anticipates. We also sold Wisconsin Energy, a Wisconsin utility, after its stock hit our projected price target.

U.S. equity indexes were up sharply in the first quarter. Apparent improvement in the U.S. real estate market, as well as continued strength in the auto market, appear to have led investors to believe that a robust recovery is in process and to have fueled the market rally that we saw this quarter. It was nice to see such strong market performance in the first quarter, but we don't believe that the United States will grow at 3% or higher growth rates, as some have predicted. We have positioned the portfolio for steady, moderate economic growth, which we expect to be in the 1% to 2% range, as we have written about in previous reports. This approach may cost the Fund some performance during strong rallies, as we saw this quarter, but we believe should provide solid returns over the long term.

Effective May 1, 2013, Columbia Acorn Select co-portfolio manager Robert Chalupnik was named lead portfolio manager of the Fund. Former lead portfolio manager Ben Andrews resigned as portfolio manager but will continue to work with the Fund's investment manager, Columbia Wanger Asset Management, as an analyst. There are no current plans to add a co-manager to the Fund. These changes will not alter the Fund's investment objective or policies.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 3/31/13

Hertz	5.5%
CNO Financial Group	5.2%
WNS	4.5%
ULTA	1.1%
Lifetime Fitness	0.8%
lululemon athletica	0.7%

Columbia Acorn Select

At a Glance

Total Net Assets of the Fund:
$910.6 million

Performance data shown in the table and graph below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn Select Class Z Shares

November 23, 1998 (Fund inception) through March 31, 2013

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended March 31, 2013

	1st quarter	1 year	5 years	10 years	Life of Fund
Class Z (11/23/98 inception)	10.64%	10.13%	5.49%	9.52%	9.93%
Class A (10/16/00 inception)
without sales charge	10.52	9.79	5.18	9.18	9.58
with sales charge	4.16	3.46	3.95	8.54	9.13
S&P MidCap 400 Index*	13.45	17.83	9.85	12.45	10.00

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 4 for index definitions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. The returns shown for periods prior to the inception of the Fund's Class A shares may append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/
mutual-funds/appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 3/31/13

Top 10 Holdings

as a percentage of net assets, as of 3/31/13

1.	Ametek Aerospace/Industrial Instruments	6.0%
2.	Hertz Largest U.S. Rental Car Operator	5.5%
3.	CNO Financial Group Life, Long-term Care & Medical Supplement Insurance	5.2%
4.	Discover Financial Services Credit Card Company	4.8%
5.	WNS (India) Offshore BPO (Business Process Outsourcing) Services	4.5%
6.	Ryman Hospitality Properties Convention Hotels	4.4%
7.	Donaldson Industrial Air Filtration	3.9%
8.	Amphenol Electronic Connectors	3.9%
9.	Crown Castle International Communications Towers	3.7%
10.	City National Bank & Asset Manager	3.1%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Thermostat Fund

In a Nutshell

Charles P. McQuaid Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.

Columbia Thermostat Fund Class Z shares ended the first quarter of 2013 up 4.10%. This compares to a 10.61% gain for the Fund's primary equity benchmark, the S&P 500 Index, and a 0.12% decline for its primary debt benchmark, the Barclays U.S. Aggregate Bond Index.

The Fund hit three reallocation triggers during the first quarter, reducing stock exposure each time on the strength of the equity market. At the end of the period, the Fund had a 30% weighting in its underlying stock funds and a 70% weighting in its bond funds.

The equity portion of the portfolio provided a 10.14% weighted average gain for the first quarter. Columbia Contrarian Core Fund had the largest gain of 11.52%.

The bond portion of the portfolio also ended the quarter on the positive side, up 0.73%. Columbia Income Opportunities Fund led gains on the income side, increasing 1.81%.

We are pleased with the Fund's first quarter performance. As we've stated in the past, this Fund can be expected to provide returns that fall between its equity and income benchmarks, and it did that this quarter.

We have recently reviewed the Fund's allocation table and the underlying stock funds. We decided not to make any changes at this time. Columbia Thermostat Fund is designed to do best when the market is range-bound, and we note that the S&P 500 Index hit an all-time high during the quarter. We cannot predict whether the S&P 500 will continue to rise. The Fund's quarter-end equity weight of

30% was substantially greater than its minimum equity allocation of 10%. A 10% allocation would occur should the S&P 500 exceed 1,750, a moderate increase from its level at press time.

Results of the Funds Owned in Columbia Thermostat Fund

as of March 31, 2013

Stock Funds

Fund	Weightings in category	1st quarter
Columbia Acorn International, Class I	20%	7.05%
Columbia Dividend Income Fund, Class I	20%	11.47%
Columbia Acorn Fund, Class I	15%	9.85%
Columbia Contrarian Core Fund, Class I	15%	11.52%
Columbia Acorn Select, Class I	10%	10.65%
Columbia Large Cap Enhanced Core Fund, Class I	10%	10.43%
Columbia Select Large Cap Growth Fund, Class I	10%	11.34%
Weighted Average Equity Gain	100%	10.14%

Bond Funds

Fund	Weightings in category	1st quarter
Columbia Short Term Bond Fund, Class I	40%	0.33%
Columbia Intermediate Bond Fund, Class I	30%	0.19%
Columbia Income Opportunities Fund, Class I	30%	1.81%
Weighted Average Income Gain	100%	0.73%

Columbia Thermostat Fund Rebalancing
in the First Quarter

January 3, 2013	40% stocks, 60% bonds
January 28, 2013	35% stocks, 65% bonds
March 11, 2013	30% stocks, 70% bonds

The value of an investment in the Fund is based primarily on the performance of the underlying funds in which it invests. The Fund is subject to the risk that the investment manager's decisions regarding asset classes and underlying funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return.

The Fund's investments in the underlying funds may also present certain risks, including the following. Investments made by underlying funds in foreign securities, particularly those in emerging markets countries, are subject to special risks, including but not limited to a greater degree of social, political and economic volatility than is associated with domestic investments, as well as the risks associated with any differences in financial standards, including foreign taxation. Investments by the underlying funds in small- and mid-cap companies, as well as in restricted securities, pose special risks, including potential illiquidity and price volatility. Underlying funds that concentrate their investments in a single industry sector, such as technology or healthcare, are subject to the risk that companies in the same sector may be similarly affected by economic or market downturns. Risks associated with investments in bond funds include credit risk, interest rate risk, and prepayment and extension risk. Debt securities with the lowest investment grade ratings and unrated securities of comparable quality are more speculative than securities with higher ratings and may experience greater price fluctuations. These securities also tend to be more sensitive to credit risk than higher-rated securities. This is not an offer of the shares of any other mutual fund mentioned herein.

Columbia Thermostat Fund

At a Glance

Total Net Assets of the Fund:
$1.1 billion

Performance data shown in the table and graph below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Thermostat Fund Class Z Shares

September 25, 2002 (Fund inception) through March 31, 2013

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended March 31, 2013

	1st quarter	1 year	5 years	10 years	Life of Fund
Class Z (9/25/02 inception)	4.10%	9.30%	6.91%	8.56%	8.32%
Class A (3/3/03 inception)
without sales charge	4.13	9.08	6.67	8.29	8.05
with sales charge	-1.85	2.78	5.42	7.65	7.44
S&P 500 Index*	10.61	13.96	5.81	8.53	8.56
Barclays U.S. Aggregate Bond Index*	-0.12	3.77	5.47	5.02	5.09

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 4 for index definitions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. The returns shown for periods prior to the inception of the Fund's Class A shares may append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

Asset Allocation

as a percentage of net assets, as of 3/31/13

Portfolio Weightings

as a percentage of assets in each investment category, as of 3/31/13

Stock Mutual Funds

Columbia Acorn International, Class I	20%
Columbia Dividend Income Fund, Class I	20%
Columbia Acorn Fund, Class I	15%
Columbia Contrarian Core Fund, Class I	15%
Columbia Acorn Select, Class I	10%
Columbia Large Cap Enhanced Core Fund, Class I	10%
Columbia Select Large Cap Growth Fund, Class I	10%

Bond Mutual Funds

Columbia Short Term Bond Fund, Class I	40%
Columbia Intermediate Bond Fund, Class I	30%
Columbia Income Opportunities Fund, Class I	30%

Columbia Acorn Emerging Markets Fund

In a Nutshell

Fritz Kaegi Lead Portfolio Manager	Stephen Kusmierczak Lead Portfolio Manager

P. Zachary Egan Co-Portfolio Manager	Louis J. Mendes III Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for most recent month-end performance updates.

Columbia Acorn Emerging Markets Fund Class Z shares gained 3.40% in the first quarter of 2013, outperforming the 1.94% increase in the Fund's primary benchmark, the S&P Emerging Markets Between $500M and $5B Index. Since inception in August 2011, the Fund's 15.36% annualized return has significantly outpaced the benchmark gain of 6.59%.

Casino operators Melco International, up 45%, and Nagacorp, up 40%, were strong performers in the Fund in 2012 and led performance in the first quarter of 2013. Asian casinos have benefited from increased leisure travel and entertainment spending among the region's rapidly expanding middle class. Both of these companies are also well-placed to reinvest their free cash flow at attractive rates. Last year, we owned positions in both Melco Crown Entertainment and parent company Melco International; during the first quarter of 2013, we decided to concentrate the Fund's holding in the parent because of its more attractive valuation.

Other winners in the quarter included Thai home improvement retailer Home Product Center, which gained 39% as increased rural spending and a new expansion plan attracted investors' interest. Increased minimum wages and a low unemployment rate underlie the strong consumer demand in the home improvement market in Thailand. Hong Kong's AAC Technologies, a maker of miniature acoustic components, was up 37%. AAC is benefiting from the global migration from feature phones to smart phones (especially in China), as well as an increased value in acoustic components per box.

Detractors from performance in the first quarter included Multiplus, a Brazilian loyalty program operator. Its stock fell 38% as a major Brazilian credit card issuer announced that it would reduce the number of frequent flyer miles (which are purchased from Multiplus) accrued by card holders with every purchase. Mongolian Mining, a coking coal miner, was weak throughout 2012 and was down 26% in the first quarter. The company continued to suffer from low coal prices and expectations of weakening demand from China. India's largest brewer, United Breweries, fell 26%, giving back some of the gains realized in late 2012 following positive changes in its weighting in stock benchmarks. Digital China, a provider of IT distribution and systems integration services, fell 21% as Chinese government policy pushed state-owned firms to pull back on capital expenditures.

The first quarter was our most active since the Fund's launch for introducing new positions into the Fund. We added 12 new holdings while exiting from another 12. Seven of the new ideas were in Asia (split between Southeast Asia and Greater China) and five were in Latin America (including Cable & Wireless, a UK-listed stock that derives nearly all of its revenues from Central America and the Caribbean). This activity started in the fourth quarter of 2012, when we added 10 new holdings to the Fund's portfolio, and largely reflects the interplay of changing fundamentals and valuation levels in emerging markets, combined with our analysts returning from productive company visits abroad.

Mentioning buying and selling activity within the Fund may raise questions about portfolio turnover. As published in our 2012 annual shareholder report, the Fund's portfolio turnover rate for 2012 was 30%. We invest with a multi-year view and try to avoid trading driven by top-down, short-term macroeconomic speculation. We also try to avoid excessive trading because of the costs it imposes on shareholders. Yet bottom-up fundamental investors do need to react to significant changes in valuation levels or business fundamentals.

Even with the changes to the Fund's individual holdings, overall sector positioning is largely unchanged. We remain comfortable with the Fund's overweight position in consumer discretionary stocks and its underweight in financials.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 3/31/13

Nagacorp	2.8%
Melco International	2.8
United Breweries	1.9
AAC Technologies	1.7
Home Product Center	1.4
Digital China	1.4
Cable & Wireless	1.1
Multiplus	1.0
Mongolian Mining	0.9

Columbia Acorn Emerging Markets Fund

At a Glance

Total Net Assets of the Fund:
$23.4 million

Performance data shown in the table and graph below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn Emerging Markets Fund Class Z Shares

August 19, 2011 (Fund inception) through March 31, 2013

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended March 31, 2013

	1st quarter	1 year	Life of Fund
Class Z (8/19/11 inception)	3.40%	15.10%	15.36%
Class A (8/19/11 inception)
without sales charge	3.41	14.75	14.95
with sales charge	-2.51	8.12	10.82
S&P Emerging Markets Between $500M and $5B Index*	1.94	8.17	6.59

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 4 for index definitions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. The returns shown for periods prior to the inception of the Fund's Class A shares may append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/
mutual-funds/appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 3/31/13

Top 10 Holdings

as a percentage of net assets, as of 3/31/13

1.	Nagacorp (Cambodia) Casino/Entertainment Complex in Cambodia	2.8%
2.	Melco International (Hong Kong) Macau Casino Operator	2.8%
3.	Far EasTone Telecom (Taiwan) Taiwan's Third Largest Mobile Operator	2.8%
4.	Tower Bersama Infrastructure (Indonesia) Communications Towers	2.6%
5.	Coronation Fund Managers (South Africa) South African Fund Manager	2.4%
6.	Ace Indonesia (Indonesia) Home Improvement Retailer	2.4%
7.	Hexagon (Sweden) Design, Measurement & Visualization Software & Equipment	2.4%
8.	Dufry Group (Switzerland) Operates Airport Duty Free & Duty Paid Shops	2.3%
9.	Lifestyle International (Hong Kong) Mid- to High-end Department Store Operator in Hong Kong & China	1.9%
10.	United Breweries (India) India's Largest Brewer	1.8%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn European Fund

In a Nutshell

Andreas Waldburg-Wolfegg Lead Portfolio Manager	Stephen Kusmierczak Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Columbia Acorn European Fund Class Z shares gained 4.25% in the first quarter of 2013, underperforming the 4.89% return of its primary benchmark, the S&P Europe Between $500M and $5B Index, by 64 basis points. Since its inception on August 19, 2011, the Fund has gained 14.63%, roughly in line with the 14.70% increase of its benchmark.

The largest contributor to Fund performance in the first quarter was UK online grocer Ocado, up 68%. The company opened its second warehouse, reported operating figures in line with expectations and announced a slight acceleration in orders per week. French company Eurofins Scientific, which operates labs in Europe and the United States to test pharmaceuticals and food, gained 29% in the quarter after reaching its one billion euros revenue target a year earlier than expected. Finland's Vacon is the world's largest independent manufacturer of variable speed alternating current drives used in building and automation applications to improve electric motor performance and efficiency. The company's stock increased 29% in the quarter on better profitability following a solid recovery in its Asian revenues. Up 13% in the quarter, Domino's Pizza UK & Ireland holds the exclusive master franchise for Domino's in the United Kingdom. This low capital intensive business is quickly opening new stores and growing sales at existing stores, offsetting some weakness in its Ireland operations. Geberit, a Swiss manufacturer of plumbing supplies, faces a headwind caused by having 90% of its revenues derived from Europe. Still, this strong cashflow generator continues to return cash to shareholders, and the stock was up 11% in the quarter.

The largest detractor to performance was Dutch technical installation and maintenance company Imtech. In January, company management discovered accounting irregularities in their German and Polish operations. A higher-than-reported debt position will force a very dilutive rights issue in the second quarter, and news of this issue caused Imtech's shares to plummet 51% in the quarter. This example underscores the importance of diversification in investing because knowledge can be imperfect and even management may be unaware of the true condition of the business. Hi-Media, a French online advertising company, saw its 2012 results weaken with the economies in Southern Europe. The company's operating profit fell roughly 70% in 2012, sending its stock down 20% in the quarter on the news, but a change in the business portfolio and strong growth in some key activities give us some reason for optimism. Archipelago Resources is a UK-listed gold mining company that is developing a new mine in Indonesia. While operations are healthy and the company has announced that it will begin paying dividends this year, the stock fell 10% during the period as gold bullion prices declined nearly 5% and global gold stocks fell 18%. Dufry Group, a Switzerland-listed global operator of airport duty-free shops, declined 6% in the first quarter because of the strengthening Swiss franc, which translated into weaker U.S. dollar-denominated revenues.

Europe, especially the periphery, continues to struggle. The recent bail-in of the banks in tiny Cyprus seems to indicate a growing impatience in Northern Europe with practices believed responsible for part of Europe's debt crisis. We hope that structural reforms forced by the European Union will eventually restore competitiveness and growth. Companies that we've visited say this is already happening in Spain and Greece, although it is not well-covered in the press. This gives us hope that, over time, the macroeconomic headwinds will become less severe for European companies.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 3/31/13

Eurofins Scientific	3.3%
Domino's Pizza UK & Ireland	2.3
Achipelago Resources	2.0
Ocado	2.0
Geberit	1.9
Dufry Group	1.9
Vacon	1.8
Hi-Media	1.1
Imtech	0.7

Columbia Acorn European Fund

At a Glance

Total Net Assets of the Fund:
$4.2 million

Performance data shown in the table and graph below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn European Fund Class Z Shares

August 19, 2011 (Fund inception) through March 31, 2013

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended March 31, 2013

	1st quarter	1 year	Life of Fund
Class Z (8/19/11 inception)	4.25%	11.31%	14.63%
Class A (8/19/11 inception)
without sales charge	4.17	11.03	14.32
with sales charge	-1.84	4.62	10.21
S&P Europe Between $500M and $5B Index*	4.89	14.19	14.70

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 4 for index definitions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. The returns shown for periods prior to the inception of the Fund's Class A shares may append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/
mutual-funds/appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 3/31/13

Top 10 Holdings

as a percentage of net assets, as of 3/31/13

1.	Eurofins Scientific (France) Food, Pharmaceuticals & Materials Screening & Testing	3.3%
2.	JLT Group (United Kingdom) International Business Insurance Broker	2.6%
3.	1000 Interactive Advertising & Marketingmercis (France)	2.4%
4.	Sika (Switzerland) Chemicals for Construction & Industrial Applications	2.3%
5.	Partners Group (Switzerland) Private Markets Asset Management	2.3%
6.	Domino's Pizza UK & Ireland (United Kingdom) Pizza Delivery in UK, Ireland & Germany	2.3%
7.	Rightmove (United Kingdom) Internet Real Estate Listings	2.2%
8.	Neopost (France) Postage Meter Machines	2.1%
9.	Archipelago Resources (Indonesia) Gold Mining Projects in Indonesia, Vietnam & the Philippines	2.0%
10.	Assura (United Kingdom) UK Primary Health Care Property Developer	2.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn Fund

Major Portfolio Changes in the First Quarter (Unaudited)

	Number of Shares
	12/31/12	3/31/13
Purchases
Information
Bankrate	0	100,000
Envestnet	0	214,200
Exa	872,060	1,000,000
Genpact	1,705,000	3,419,000
iGATE	3,700,000	3,718,400
InContact	2,200,000	2,761,147
Liquidity Services	250,000	600,000
Navigant Consulting	3,704,600	3,924,100
RealPage	1,219,511	1,500,000
Rogers	35,816	250,000
RPX	505,000	1,921,382
Solera Holdings	155,000	350,000
Towerstream	0	2,800,000
Tree.com	0	63,176
Velti	2,700,000	3,700,000
Windstream	2,000,000	3,000,000
WNS - ADR (India)	1,491,353	2,000,000
Industrial Goods & Services
Middleby	170,000	201,220
MRC Global	0	700,000
Nordson	3,125,000	3,400,000
RockTenn	0	125,000
Consumer Goods & Services
Casey's General Stores	500,000	538,104
Choice Hotels	1,337,338	1,650,000
Domino's Pizza	370,000	630,000
Five Below	0	450,000
Nagacorp (Cambodia)	0	25,000,000
Quiksilver	0	1,500,000
Tile Shop Holdings	0	200,000
ULTA	640,000	1,065,627
Urban Outfitters	0	790,000
Williams-Sonoma	1,375,000	1,675,000
Finance
Green Dot	0	100,000
Kennedy-Wilson Holdings	0	380,446
Oriental Financial Group	500,000	733,896
WEX Corp	350,000	500,000
Health Care
Alnylam Pharaceuticals	0	730,000
Cepheid	4,970,000	5,670,000
Coronado Biosciences	0	406,343
Sarepta Therapeutics	955,000	1,310,000
Synageva Biopharma	1,165,000	1,386,633
	Number of Shares
	12/31/12	3/31/13
Other Industries
CDL Hospitality Trust (Singapore)	0	11,655,000
Coresite Realty	0	317,440
Hudson Pacific Properties	544,330	1,300,000
Mapletree Greater China Commercial Trust (Hong Kong)	0	24,664,000
St. Joe	1,300,000	1,500,000
Terreno Realty	358,151	786,000
Energy & Minerals
Athabasca Oil Sands (Canada)	750,000	3,095,000
Atwood Oceanics	2,114,000	2,193,000
Chart Industries	226,889	268,000
Gulfmark Offshore	150,000	300,000
Regis Resources (Australia)	1,282,902	3,524,000
Rosetta Resources	722,000	1,153,600
Rowan	585,000	684,000

	Number of Shares
	12/31/12	3/31/13
Sales
Information
Angie's List	900,000	0
Atmel	7,976,000	6,614,000
Carbonite	273,500	0
Concur Technologies	1,130,000	1,010,000
Entegris	5,000,000	4,000,000
Entravision Communications	2,500,000	2,361,062
Equinix	300,000	250,000
Gemalto (France)	250,000	169,000
Gray Television	1,750,000	0
Hexagon (Sweden)	5,450,000	4,862,000
Informatica	5,000,000	4,500,000
IPG Photonics	2,780,000	2,620,000
Jupiter Telecommunications	18,000	0
Pericom Semiconductor	1,765,000	1,471,224
Quality Systems	1,500,000	0
Syntel	616,029	430,000
TIBCO	1,450,000	1,000,000
Trulia	86,700	0
Tyler Technologies	900,000	800,000
WMS Industrials	600,000	0
Industrial Goods & Services
Albemarle	1,730,000	1,430,000
Ametek	10,125,000	9,900,000
Ashland	1,100,000	775,000
Clean Harbors	400,000	0
Expeditors International of Washington	2,600,000	2,000,000
Insperity	1,800,000	1,400,000
Saft	351,000	0
Spartan Motors	1,000,000	369,758
Consumer Goods & Services
Abercrombie & Fitch	2,431,000	2,231,000
Cheesecake Factory	370,000	0
Coach	1,500,000	0
CTS Eventim (Germany)	265,000	64,727
Deckers Outdoor	1,060,000	810,000
Knoll	4,200,000	3,671,923
lululemon athletica	3,761,540	2,718,427
Monster Beverage	600,000	320,845
New Oriental Education & Technology - ADR (China)	800,000	0
Olam International (Singapore)	20,000,000	14,000,000
PVH	1,660,000	1,296,000
Shutterfly	2,835,000	1,975,000
Skullcandy	975,386	0
Tesla Motors	850,000	550,000
Warnaco Group	762,000	0
	Number of Shares
	12/31/12	3/31/13
Finance
CVB Financial	3,000,000	850,000
Regional Management	291,231	0
Heath Care
Alexion Pharmaceuticals	800,000	0
ARIAD Pharmaceuticals	3,600,000	3,130,000
Auxilium Pharmaceuticals	2,202,196	0
BioMarin Pharmaceuticals	3,617,000	2,540,000
Chelsea Therapeutics International	4,949,000	2,798,416
NPS Pharmaceuticals	6,000,000	3,283,000
Raptor Pharmaceutical	3,000,000	0
Other Industries
Digital Realty Trust	720,000	558,886
Heartland Express	1,773,000	0
Energy & Minerals
Black Diamond Group (Canada)	847,600	596,600
Horizon North Logistics (Canada)	2,631,339	2,601,900
Oil States International	191,000	119,000

Columbia Acorn Fund

Statement of Investments (Unaudited), March 31, 2013

Number of Shares		Value
		Equities: 96.1%
Information 26.1%
	> Business Software 5.6%
2,350,000	Ansys (a)	$191,337,000
	Simulation Software for Engineers & Designers
4,500,000	Informatica (a)	155,115,000
	Enterprise Data Integration Software
4,862,000	Hexagon (Sweden)	132,780,323
	Design, Measurement & Visualization Software & Equipment
2,700,000	Micros Systems (a)	122,877,000
	Information Systems for Hotels, Restaurants & Retailers
1,010,000	Concur Technologies (a)(b)	69,346,600
	Web-enabled Cost & Expense Management Software
700,000	NetSuite (a)	56,042,000
	End-to-end IT Systems Solutions Delivered Over the Web
800,000	Tyler Technologies (a)	49,008,000
	Financial, Tax, Court & Document Management Systems for Local Governments
900,000	SPS Commerce (a)(c)	38,403,000
	Supply Chain Management Software Delivered Via the Web
700,000	Red Hat (a)	35,392,000
	Maintenance & Support for Opensource Operating System & Middleware
750,000	Jack Henry & Associates	34,657,500
	IT Systems & Outsourced IT Solutions for Financial Institutions
1,500,000	RealPage (a)	31,065,000
	Software for Managing Rental Properties Delivered Via the Web
900,000	Blackbaud	26,667,000
	Software & Services for Non-profits
2,761,147	InContact (a)(c)	22,337,679
	Call Center Systems Delivered Via the Web & Telco Services
350,000	Solera Holdings	20,415,500
	Software for Automotive Insurance Claims Processing
1,000,000	TIBCO (a)	20,220,000
	Datacenter Software
1,200,000	Constant Contact (a)	15,576,000
	Email & Other Marketing Campaign Management Systems Delivered Over Web
566,412	DemandWare (a)	14,358,544
	E-Commerce Website Solutions for Retailers & Apparel Manufacturers
1,700,000	Bazaarvoice (a)(b)	12,444,000
	Platform for Managing Consumer Interaction Via the Web
1,000,000	Exa (a)(c)	9,520,000
	Simulation Software
3,700,000	Velti (a)(b)(c)	7,326,000
	Mobile Marketing Software Platform
Number of Shares		Value
900,000	Active Network (a)	$3,771,000
	Web Delivered Software Solutions for Managing Events & Activities
214,200	Envestnet (a)	3,750,642
	Technology Platform for Investment Advisors
		1,072,409,788
	> Instrumentation 3.3%
1,600,000	Mettler-Toledo International (a)(c)	341,152,000
	Laboratory Equipment
2,620,000	IPG Photonics (b)(c)	173,994,200
	Fiber Lasers
4,070,000	Trimble Navigation (a)	121,937,200
	GPS-based Instruments
		637,083,400
	> Mobile Communications 2.8%
4,200,000	Crown Castle International (a)	292,488,000
	Communications Towers
3,400,000	SBA Communications (a)	244,868,000
	Communications Towers
910,254	Globalstar (a)	286,730
	Satellite Mobile Voice & Data Carrier
		537,642,730
	> Computer Hardware & Related Equipment 2.7%
3,415,000	Amphenol	254,929,750
	Electronic Connectors
4,550,000	II-VI (a)(c)	77,532,000
	Laser Optics & Specialty Materials
1,365,000	Zebra Technologies (a)	64,332,450
	Bar Code Printers
900,000	Netgear (a)	30,159,000
	Networking Products for Small Business & Home
800,000	Nice Systems - ADR (Israel) (a)	29,464,000
	Audio & Video Recording Solutions
310,000	Stratasys (a)(b)	23,008,200
	Rapid Prototyping & Direct Digital Manufacturing Systems
169,000	Gemalto (France)	14,741,861
	Digital Security Solutions
250,000	Rogers (a)	11,905,000
	Printed Circuit Materials & High-performance Foams
		506,072,261
	> Semiconductors & Related Equipment 2.1%
7,932,000	ON Semiconductor (a)	65,676,960
	Mixed Signal & Power Management Semiconductors
2,160,000	Microsemi (a)	50,047,200
	Analog/Mixed Signal Semiconductors
6,614,000	Atmel (a)	46,033,440
	Microcontrollers, Radio Frequency & Memory Semiconductors
4,000,000	Entegris (a)	39,440,000
	Semiconductor Materials Management Products

Number of Shares		Value
	> Semiconductors & Related Equipment—continued
720,000	Cree (a)	$39,391,200
	LED Lighting, Components & Chips
1,415,000	Monolithic Power Systems	34,483,550
	High Performance Analog & Mixed Signal Integrated Circuits
420,000	Littelfuse	28,497,000
	Little Fuses
615,000	Ultratech (a)	24,310,950
	Semiconductor Equipment
400,000	Hittite Microwave (a)	24,224,000
	Radio Frequency, Microwave & Millimeterwave Semiconductors
650,000	Semtech (a)	23,003,500
	Analog Semiconductors
2,290,000	TriQuint Semiconductor (a)	11,564,500
	Radio Frequency Semiconductors
1,471,224	Pericom Semiconductor (a)(c)	10,019,035
	Interface Integrated Circuits & Frequency Control Products
850,000	IXYS	8,151,500
	Power Semiconductors
		404,842,835
	> Telephone & Data Services 1.8%
9,500,000	tw telecom (a)(c)	239,305,000
	Fiber Optic Telephone/Data Services
2,200,000	Cogent Communications	58,080,000
	Internet Data Pipelines
3,000,000	Windstream (b)	23,850,000
	Business & Rural Telecom Services
1,500,000	General Communications (a)	13,755,000
	Commercial Communications & Consumer CATV, Web & Phone in Alaska
1,900,000	Boingo Wireless (a)(b)(c)	10,488,000
	Wholesale & Retail WiFi Networks
2,800,000	Towerstream (a)(b)	6,244,000
	High Speed Wireless, Rooftop Antenna Space & WiFi Offload
		351,722,000
	> Computer Services 1.6%
3,718,400	iGATE (a)(c)	69,943,104
	IT & Business Process Outsourcing Services
3,419,000	Genpact	62,191,610
	Business Process Outsourcing
1,618,000	ExlService Holdings (a)	53,199,840
	Business Process Outsourcing
2,125,000	Virtusa (a)(c)	50,490,000
	Offshore IT Outsourcing
2,000,000	WNS - ADR (India) (a)	29,480,000
	Offshore BPO (Business Process Outsourcing) Services
430,000	Syntel	29,033,600
	Offshore IT Services
3,849,207	Hackett Group (c)	17,590,876
	IT Integration & Best Practice Research
		311,929,030
Number of Shares		Value
	> Business Information & Marketing Services 1.0%
1,900,000	Verisk Analytics (a)	$117,097,000
	Risk & Decision Analytics
3,924,100	Navigant Consulting (a)(c)	51,562,674
	Financial Consulting Firm
1,921,382	RPX (a)	27,110,700
	Patent Aggregation & Defensive Patent Consulting
100,000	Bankrate (a)	1,194,000
	Internet Advertising
		196,964,374
	> Gaming Equipment & Services 1.0%
3,725,000	Bally Technologies (a)(c)	193,588,250
	Slot Machines & Software
	> Internet Related 0.7%
1,325,000	TripAdvisor (a)	69,589,000
	Online Travel Research
250,000	Equinix (a)	54,077,500
	Network Neutral Data Centers
727,000	Yandex (Russia) (a)	16,808,240
	Search Engine for Russian & Turkish Languages
		140,474,740
	> Financial Processors 0.7%
1,700,000	Global Payments	84,422,000
	Credit Card Processor
5,000,000	Singapore Exchange (Singapore)	31,148,289
	Singapore Equity & Derivatives Market Operator
600,000	Liquidity Services (a)(b)	17,886,000
	E-Auctions for Surplus & Salvage Goods
		133,456,289
	> Telecommunications Equipment 0.7%
640,000	F5 Networks (a)	57,011,200
	Internet Traffic Management Equipment
1,730,000	Ixia (a)	37,437,200
	Telecom Network Test Equipment
1,675,000	Finisar (a)	22,093,250
	Optical Subsystems & Components
1,925,000	Infinera (a)	13,475,000
	Optical Networking Equipment
		130,016,650
	> Electronics Distribution 0.6%
3,125,000	Avnet (a)	113,125,000
	Electronic Components Distribution
	> CATV 0.6%
800,000	Liberty Global Series A (a)	58,720,000
	Cable TV Franchises Outside the U.S.
720,000	Discovery Series C (a)	50,068,800
	Cable TV Programming
		108,788,800
	> Contract Manufacturing 0.4%
3,800,000	Sanmina (a)	43,168,000
	Electronic Manufacturing Services

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value
	> Contract Manufacturing—continued
960,000	Plexus (a)	$23,337,600
	Electronic Manufacturing Services
		66,505,600
	> Advertising 0.3%
1,200,000	Lamar Advertising (a)	58,332,000
	Outdoor Advertising
63,176	Tree.com	1,168,124
	Advertising Lead Generation for the Mortgage, Education & Auto Markets
		59,500,124
	> Entertainment Programming 0.2%
1,100,000	IMAX (Canada) (a)	29,403,000
	IMAX Movies, Theatre Equipment & Theatre Joint Ventures
	> TV Broadcasting —%
2,361,062	Entravision Communications	7,531,788
	Spanish Language TV & Radio Stations
Information: Total		5,001,056,659
Industrial Goods & Services 20.0%
	> Machinery 11.7%
9,900,000	Ametek	429,264,000
	Aerospace/Industrial Instruments
8,400,000	Donaldson (c)	303,996,000
	Industrial Air Filtration
3,400,000	Nordson (c)	224,230,000
	Dispensing Systems for Adhesives & Coatings
3,230,000	Moog (a)(c)	148,030,900
	Motion Control Products for Aerospace, Defense & Industrial Markets
3,725,000	Kennametal	145,424,000
	Consumable Cutting Tools
1,660,000	Pall	113,494,200
	Life Science, Water & Industrial Filtration
3,063,000	HEICO (c)	105,091,530
	FAA Approved Aircraft Replacement Parts
2,400,000	Oshkosh Corporation (a)	101,976,000
	Specialty Truck Manufacturer
2,725,000	Generac	96,301,500
	Standby Power Generators
1,750,000	Clarcor	91,665,000
	Mobile Equipment & Industrial Filters
2,200,000	ESCO Technologies (c)	89,892,000
	Automatic Electric Meter Readers
1,610,000	Toro	74,124,400
	Turf Maintenance Equipment
435,000	Valmont Industries	68,412,450
	Center Pivot Irrigation Systems & Utility Poles
1,600,000	Polypore International (a)(b)	64,288,000
	Battery Separators & Filtration Media
600,000	Wabtec	61,266,000
	Freight & Transit Component Supplier
Number of Shares		Value
750,000	WABCO Holdings (a)	$52,942,500
	Truck & Bus Component Supplier
201,220	Middleby (a)	30,615,623
	Manufacturer of Cooking Equipment
400,000	Neopost (France) (b)	23,962,919
	Postage Meter Machines
10,000,000	Marel (Iceland)	12,529,809
	Largest Manufacturer of Poultry & Fish Processing Equipment
369,758	Spartan Motors	1,963,415
	Specialty Truck & Chassis Manufacturer
		2,239,470,246
	> Industrial Materials & Specialty Chemicals 2.2%
1,430,000	Albemarle	89,403,600
	Specialty Chemicals for Refineries, Plastics, Pharma, Food
1,880,000	Drew Industries (c)	68,262,800
	RV & Manufactured Home Components
1,050,000	FMC Corporation	59,881,500
	Niche Specialty Chemicals
775,000	Ashland	57,582,500
	Diversified Chemicals Company
673,000	Sociedad Quimica y Minera de Chile - ADR (Chile) (b)	37,317,850
	Producer of Specialty Fertilizers, Lithium & Iodine
1,000,000	Novozymes (Denmark) (b)	33,956,346
	Industrial Enzymes
1,200,000	Polyone	29,292,000
	Intermediate Stage Chemicals Producer
2,218,700	Kansai Paint (Japan)	24,641,724
	Paint Producer in Japan, India, China & Southeast Asia
125,000	RockTenn	11,598,750
	Paper Based Packaging
200,000	Silgan Holdings	9,450,000
	Metal & Plastic Packaging
		421,387,070
	> Construction 1.7%
2,850,000	Chicago Bridge & Iron	176,985,000
	Engineering & Construction for Liquefied Natural Gas & Petrochemicals
72,000	NVR (a)	77,767,920
	Homebuilder
1,050,000	Fortune Brands Home & Security (a)	39,301,500
	Home Building Supplies & Small Locks
1,800,000	Mills Estruturas e Servicos de Engenharia (Brazil)	28,869,479
	Civil Engineering & Construction
		322,923,899
	> Other Industrial Services 1.4%
2,000,000	Expeditors International of Washington	71,420,000
	International Freight Forwarder
2,700,000	LKQ (a)	58,752,000
	Alternative Auto Parts Distribution

Number of Shares		Value
	> Other Industrial Services—continued
1,500,000	Forward Air (c)	$55,935,000
	Freight Transportation Between Airports
1,600,000	Mobile Mini (a)	47,088,000
	Portable Storage Units Leasing
1,948,368	Imtech (Netherlands) (b)	22,050,578
	Technical Installation & Maintenance
1,520,957	Acorn Energy (b)(c)	11,179,034
	Frac Well Exploration/Monitoring Device, Sonar Security, Electric Grid Monitoring
500,000	UTI Worldwide	7,240,000
	Freight Forwarding & Logistics
		273,664,612
	> Electrical Components 0.9%
1,765,000	Acuity Brands	122,402,750
	Commercial Lighting Fixtures
1,065,000	Thermon (a)	23,653,650
	Global Engineered Thermal Solutions
1,500,000	Ushio (Japan)	15,355,753
	Industrial Light Sources
		161,412,153
	> Industrial Distribution 0.7%
1,200,000	WESCO International (a)	87,132,000
	Industrial Distributor
294,180	Airgas	29,170,889
	Industrial Gas Distributor
700,000	MRC Global (a)	23,051,000
	Industrial Distributor
		139,353,889
	> Outsourcing Services 0.7%
2,800,000	Quanta Services (a)	80,024,000
	Electrical & Telecom Construction Services
1,400,000	Insperity (c)	39,718,000
	Professional Employer Organization
600,000	GP Strategies (a)	14,316,000
	Outsourced Training Services
		134,058,000
	> Waste Management 0.4%
2,050,000	Waste Connections	73,759,000
	Solid Waste Management
	> Conglomerates 0.3%
2,695,419	Aalberts Industries (Netherlands)	60,274,655
	Flow Control & Heat Treatment
Industrial Goods & Services: Total		3,826,303,524
Consumer Goods & Services 16.3%
	> Retail 5.2%
2,718,427	lululemon athletica (a)(b)	169,493,923
	Premium Active Apparel Retailer
7,185,000	Pier 1 Imports (c)	165,255,000
	Home Furnishing Retailer
2,231,000	Abercrombie & Fitch	103,072,200
	Teen Apparel Retailer
1,975,000	Shutterfly (a)(c)	87,235,750
	Internet Photo-centric Retailer
Number of Shares		Value
1,065,627	ULTA (a)	$86,496,944
	Specialty Beauty Product Retailer
1,675,000	Williams-Sonoma	86,296,000
	Home Goods & Furnishing Retailer
822,845	Fossil (a)	79,486,827
	Watch Designer & Retailer
4,100,000	Saks (a)	47,027,000
	Luxury Department Store Retailer
1,925,000	American Eagle Outfitters	35,997,500
	Teen Apparel Retailer
525,000	DSW	33,495,000
	Branded Footwear Retailer
538,104	Casey's General Stores	31,371,463
	Owner/Operator of Convenience Stores
790,000	Urban Outfitters (a)	30,604,600
	Multi-channel Apparel & Accessory Retailer
852,000	Massmart Holdings (South Africa)	17,627,810
	General Merchandise, Food & Home Improvement Stores; Wal-Mart Subsidiary
450,000	Five Below (a)(b)	17,050,500
	Specialty Retailer Targeting Pre-Teen & Teen
1,371,366	Gaiam (a)(c)	5,759,737
	Healthy Living Catalogs & E-Commerce, Non-theatrical Media
200,000	Tile Shop Holdings (a)(b)	4,202,000
	Specialty Retailer of Tiles & Related Accessories
		1,000,472,254
	> Travel 3.8%
4,520,690	Ryman Hospitality Properties (b)(c)	206,821,567
	Convention Hotels
4,400,000	Avis Budget Group (a)	122,452,000
	Second Largest Car Rental Company
1,430,000	Vail Resorts	89,117,600
	Ski Resort Operator & Developer
3,750,000	Hertz (a)	83,475,000
	Largest U.S. Rental Car Operator
1,650,000	Choice Hotels	69,811,500
	Franchisor of Budget Hotel Brands
1,100,000	Expedia	66,011,000
	Online Travel Services Company
1,600,000	HomeAway (a)	52,000,000
	Vacation Rental Online Marketplace
2,000,000	Localiza Rent A Car (Brazil)	35,927,255
	Car Rental
		725,615,922
	> Casinos & Gaming 1.2%
3,000,000	Melco Crown Entertainment - ADR (Hong Kong) (a)	70,020,000
	Macau Casino Operator
3,950,000	Pinnacle Entertainment (a)(c)	57,749,000
	Regional Casino Operator
850,000	Penn National Gaming (a)	46,265,500
	Regional Casino Operator
12,000,000	MGM China Holdings (Hong Kong)	25,731,024
	Macau Casino Operator

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value
	> Casinos & Gaming—continued
25,000,000	Nagacorp (Cambodia)	$21,131,062
	Casino/Entertainment Complex in Cambodia
		220,896,586
	> Apparel 1.1%
1,296,000	PVH	138,425,760
	Apparel Wholesaler & Retailer
810,000	Deckers Outdoor (a)(b)	45,108,900
	Fashion Footwear Wholesaler
600,000	Steven Madden (a)	25,884,000
	Wholesaler/Retailer of Fashion Footwear
1,500,000	Quiksilver (a)	9,105,000
	Action Sports Lifestyle Branded Apparel & Footwear
		218,523,660
	> Consumer Goods Distribution 1.1%
2,015,000	Pool	96,720,000
	Swimming Pool Supplies & Equipment Distributor
2,305,000	GNC Holdings	90,540,400
	Specialty Retailer of Health & Wellness Products
625,000	United Stationers	24,156,250
	Wholesale Distributor of Business Products
		211,416,650
	> Furniture & Textiles 0.9%
3,671,923	Knoll (c)	66,571,964
	Office Furniture
2,250,000	Herman Miller	62,257,500
	Office Furniture
2,325,000	Interface	44,686,500
	Modular Carpet
215,000	Caesarstone (Israel) (a)	5,676,000
	Quartz Countertops
		179,191,964
	> Other Consumer Services 0.8%
2,280,000	Lifetime Fitness (a)(c)	97,538,400
	Sport & Fitness Club Operator
17,000,000	Lifestyle International (Hong Kong)	37,801,033
	Mid- to High-end Department Store Operator in Hong Kong & China
1,062,500	Move (a)	12,696,875
	Real Estate Internet Websites
450,000	IFM Investments (Century 21 China RE) - ADR (China) (a)	1,206,000
	Provide Real Estate Services in China
		149,242,308
	> Restaurants 0.6%
2,000,000	AFC Enterprises (a)(c)	72,660,000
	Popeye's Restaurants
630,000	Domino's Pizza	32,407,200
	Franchisor of Pizza Restaurants
675,000	Bravo Brio Restaurant Group (a)	10,685,250
	Upscale Casual Italian Restaurants
		115,752,450
Number of Shares		Value
	> Food & Beverage 0.6%
1,800,000	Arcos Dorados (Brazil) (b)	$23,760,000
	McDonald's Master Franchise for Latin America
2,475,000	Boulder Brands (a)	22,225,500
	Healthy Food Products
700,000	B&G Foods	21,343,000
	Acquiror of Small Food Brands
14,000,000	Olam International (Singapore) (b)	19,490,063
	Agriculture Supply Chain Manager
320,845	Monster Beverage (a)	15,317,141
	Alternative Beverages
282,000	Crimson Wine Group (a)(b)	2,622,600
	Winery
1,665,270	GLG Life Tech (Canada) (a)(c)(d)	553,702
	Produce an All-natural Sweetener Extracted from the Stevia Plant
		105,312,006
	> Other Durable Goods 0.4%
892,500	Jarden (a)	38,243,625
	Branded Household Products
460,000	Cavco Industries (a)(c)	21,882,200
	Manufactured Homes
550,000	Tesla Motors (a)(b)	20,839,500
	Designs, Manufactures & Sells High Performance Electric Vehicles
		80,965,325
	> Nondurables 0.3%
1,600,000	Helen of Troy (a)(c)	61,376,000
	Personal Care, Housewares, Healthcare & Home Environment Products
	> Educational Services 0.3%
1,300,000	DeVry	41,275,000
	Postsecondary Degree Services
500,000	ITT Educational Services (a)(b)	6,890,000
	Postsecondary Degree Services
2,000,000	Voyager Learning - Contingent Value Rights (a)(d)(e)	236,000
	Education Services for the K-12 Market
		48,401,000
	> Other Entertainment —%
64,727	CTS Eventim (Germany)	2,194,566
	Event Ticket Sales
Consumer Goods & Services: Total		3,119,360,691
Finance 12.0%
	> Banks 4.3%
2,638,000	BOK Financial	164,347,400
	Tulsa-based Southwest Bank
7,756,800	Associated Banc-Corp	117,825,792
	Midwest Bank
1,348,000	City National	79,410,680
	Bank & Asset Manager
2,337,313	Hancock Holding	72,269,718
	Gulf Coast Bank
985,000	SVB Financial Group (a)	69,875,900
	Bank to Venture Capitalists

Number of Shares		Value
	> Banks—continued
2,860,000	MB Financial (c)	$69,126,200
	Chicago Bank
5,323,500	Valley National Bancorp (b)	54,512,640
	New Jersey/New York Bank
2,200,000	TCF Financial	32,912,000
	Great Lakes Bank
1,162,000	Sandy Spring Bancorp	23,356,200
	Baltimore, Washington, D.C. Bank
1,350,000	TriCo Bancshares (c)	23,085,000
	California Central Valley Bank
550,000	Wintrust Financial	20,372,000
	Chicago & Milwaukee Full Service Bank
4,299,507	First Busey	19,648,747
	Illinois Bank
2,500,000	First Commonwealth	18,650,000
	Western Pennsylvania Bank
635,000	Eagle Bancorp (a)	13,900,150
	Metro Washington, D.C. Bank
811,295	Hudson Valley	12,096,408
	Metro New York City Bank
2,136,500	TrustCo Bank	11,921,670
	New York State Bank
733,896	Oriental Financial Group (b)	11,382,727
	Puerto Rican Bank
850,000	CVB Financial	9,579,500
	Inland Empire Business Bank
		824,272,732
	> Insurance 2.8%
8,900,000	CNO Financial Group	101,905,000
	Life, Long-term Care & Medical Supplement Insurance
833,000	Allied World Holdings	77,235,760
	Commerical Lines Insurance/Reinsurance
1,400,000	The Hanover Insurance Group	69,552,000
	Commercial & Personal Lines Insurance
3,738,900	Tower Group (c)	68,982,705
	Commercial & Personal Lines Insurance
2,625,000	Selective Insurance Group	63,026,250
	Commercial & Personal Lines Insurance
1,500,000	Brown & Brown	48,060,000
	Insurance Broker
1,100,000	HCC Insurance Holdings	46,233,000
	Specialty Insurance
250,000	Enstar Group (a)	31,072,500
	Insurance/Reinsurance & Related Services
925,000	Kemper	30,164,250
	Multi-line Insurance
		536,231,465
	> Finance Companies 1.8%
1,285,000	World Acceptance (a)(c)	110,342,950
	Personal Loans
3,400,000	H & E Equipment Services (c)	69,360,000
	Heavy Equipment Leasing
2,150,000	McGrath Rentcorp (c)	66,865,000
	Temporary Space & IT Rentals
1,400,000	CAI International (a)(c)	40,348,000
	International Container Leasing
Number of Shares		Value
1,091,000	Marlin Business Services (c)	$25,300,290
	Small Equipment Leasing
450,000	Onex Capital (Canada)	21,457,892
	Private Equity
228,500	Textainer Group Holdings	9,037,175
	Top International Container Leasor
100,000	Green Dot (a)	1,671,000
	Provider of Reloadable Prepaid Debt Cards & Online Banking
		344,382,307
	> Brokerage & Money Management 1.8%
7,100,000	SEI Investments	204,835,000
	Mutual Fund Administration & Investment Management
3,052,000	Eaton Vance	127,665,160
	Specialty Mutual Funds
380,446	Kennedy-Wilson Holdings	5,900,718
	Global Distress Real Estate
1,000,000	Artio Global Investors	2,720,000
	International Asset Manager
		341,120,878
	> Credit Cards 0.7%
550,000	Alliance Data Systems (a)	89,039,500
	Diversified Credit Card Provider
500,000	WEX Corp (a)	39,250,000
	Pay Card Processor
		128,289,500
	> Diversified Financial Companies 0.4%
2,820,000	Leucadia National	77,352,600
	Holding Company
	> Savings & Loans 0.2%
400,000	Financial Engines	14,488,000
	Asset Management for 401k Plans
470,000	ViewPoint Financial	9,451,700
	Texas Thrift
1,010,000	Provident New York Bancorp	9,160,700
	New York State Thrift
452,146	Simplicity Bancorp (c)	6,795,755
	Los Angeles Savings & Loan
65,991	Berkshire Hills Bancorp	1,685,410
	Northeast Thrift
		41,581,565
Finance: Total		2,293,231,047
Health Care 8.3%
	> Biotechnology & Drug Delivery 3.9%
6,550,000	Seattle Genetics (a)(c)	232,590,500
	Antibody-based Therapies for Cancer
2,540,000	BioMarin Pharmaceutical (a)	158,140,400
	Biotech Focused on Orphan Diseases
870,000	Onyx Pharmaceuticals (a)	77,308,200
	Commercial-stage Biotech Focused on Cancer
1,386,633	Synageva Biopharma (a)(c)	76,153,884
	Biotech Focused on Orphan Diseases
3,130,000	ARIAD Pharmaceuticals (a)	56,621,700
	Biotech Focused on Cancer
1,310,000	Sarepta Therapeutics (a)(b)	48,404,500
	Biotech Focused on Rare Diseases

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value
	> Biotechnology & Drug Delivery—continued
3,283,000	NPS Pharmaceuticals (a)	$33,453,770
	Orphan Drugs & Healthy Royalties
2,025,000	InterMune (a)	18,326,250
	Drugs for Pulmonary Fibrosis & Hepatitis C
730,000	Alnylam Pharmaceuticals (a)	17,790,100
	Biotech Developing Drugs for Rare Diseases
3,610,890	Ultragenyx (a)(d)(e)	11,988,155
	Biotech Focused On Ultra-Orphan Drugs
2,798,416	Chelsea Therapeutics International (a)(b)	5,708,769
	Biotech Focused on Rare Diseases
406,343	Coronado Biosciences (a)	3,949,654
	Development-stage Biotech
359,944	MicroDose Therapeutx (a)(d)(e)	28,795
	Drug Inhaler Development
		740,464,677
	> Medical Supplies 2.5%
5,670,000	Cepheid (a)(c)	217,557,900
	Molecular Diagnostics
950,000	Henry Schein (a)	87,922,500
	Largest Distributor of Healthcare Products
1,950,000	DENTSPLY International	82,719,000
	Leading Dental Supplies Manufacturer
1,676,000	Patterson Companies	63,755,040
	Dental/Vet/Med Distributor
375,000	Techne	25,443,750
	Cytokines, Antibodies & Other Reagents for Life Science
		477,398,190
	> Medical Equipment & Devices 1.0%
1,025,000	Sirona Dental Systems (a)	75,573,250
	Manufacturer of Dental Equipment
1,475,000	PerkinElmer	49,619,000
	Analytical Instruments for Life Sciences
1,100,000	Haemonetics (a)	45,826,000
	Blood & Plasma Collection Equipment
725,000	Orthofix International (a)	26,005,750
	Bone Fixation & Stimulation Devices
		197,024,000
	> Health Care Services 0.6%
665,000	Mednax (a)	59,603,950
	Physician Management for Pediatric & Anesthesia Practices
1,875,000	Health Management Associates (a)	24,131,250
	Non-urban Hospitals
825,000	HealthSouth (a)	21,755,250
	Inpatient Rehabalitation Facilities
		105,490,450
	> Pharmaceuticals 0.3%
4,000,000	Akorn (a)	55,320,000
	Develops, Manufactures & Sells Specialty Generic Drugs
Number of Shares		Value
2,040,000	Alimera Sciences (a)(b)(c)	$6,262,800
	Ophthalmology-focused Pharmaceutical Company
		61,582,800
Health Care: Total		1,581,960,117
Other Industries 6.9%
	> Real Estate 4.7%
3,625,000	Dupont Fabros Technology (c)	87,978,750
	Data Centers
750,000	Federal Realty	81,030,000
	Shopping Centers
1,850,000	Extra Space Storage	72,649,500
	Self Storage Facilities
1,435,000	Post Properties	67,588,500
	Multifamily Properties
5,744,300	EdR (c)	60,487,479
	Student Housing
3,000,000	Associated Estates Realty (c)	55,920,000
	Multifamily Properties
2,450,000	Biomed Realty Trust	52,920,000
	Life Science-focused Office Buildings
50,000,000	Mapletree Logistics Trust (Singapore)	49,015,399
	Industrial Property Landlord
22,000,000	Ascendas REIT (Singapore)	46,228,397
	Industrial Property Landlord
558,886	Digital Realty Trust	37,395,062
	Data Centers
325,000	Jones Lang LaSalle	32,308,250
	Real Estate Services
1,500,000	St. Joe (a)(b)	31,875,000
	Florida Panhandle Landowner
2,850,000	Summit Hotel Properties	29,839,500
	Owner of Select Service Hotels
1,300,000	Hudson Pacific Properties	28,275,000
	West Coast Office Buildings & Production Studios
3,750,000	DCT Industrial Trust	27,750,000
	Industrial Properties
4,000,000	Kite Realty Group (c)	26,960,000
	Community Shopping Centers
24,664,000	Mapletree Greater China Commercial Trust (Hong Kong) (a)	20,680,098
	Retail & Office Property Landlord
14,000	Orix JREIT (Japan)	19,769,718
	Diversified REIT
11,655,000	CDL Hospitality Trust (Singapore)	19,295,365
	Hotel Owner/Operator
786,000	Terreno Realty	14,132,280
	Industrial Properties
10,000,000	Mapletree Industrial Trust (Singapore)	11,327,448
	Industrial Property Landlord
317,440	Coresite Realty	11,104,051
	Data Centers

Number of Shares		Value
	> Real Estate—continued
10,000,000	Mapletree Commercial Trust (Singapore)	$10,851,107
	Retail & Office Property Landlord
		895,380,904
	> Transportation 1.4%
3,100,000	Rush Enterprises, Class A (a)(c)	74,772,000
550,000	Rush Enterprises, Class B (a)(c)	11,330,000
	Truck Sales & Service
1,155,000	JB Hunt Transport Services	86,024,400
	Truck & Intermodal Carrier
602,000	Kirby (a)	46,233,600
	Largest Operator of U.S. (Jones Act) Liquid Tank Barges
300,000	Genesee & Wyoming (a)	27,933,000
	Short-line Operator
627,000	World Fuel Services	24,904,440
	Global Fuel Broker
		271,197,440
	> Regulated Utilities 0.8%
2,000,000	Northeast Utilities	86,920,000
	Regulated Electric Utility
2,200,000	Pepco Holdings	47,080,000
	Regulated Utility
700,000	Wisconsin Energy	30,023,000
	Wisconsin Utility
		164,023,000
Other Industries: Total		1,330,601,344
Energy & Minerals 6.5%
	> Oil Services 3.2%
4,635,000	FMC Technologies (a)	252,097,650
	Oil & Gas Well Head Manufacturer
2,193,000	Atwood Oceanics (a)	115,220,220
	Offshore Drilling Contractor
1,031,106	Fugro (Netherlands)	57,072,044
	Subsea Oilfield Services
1,334,000	ShawCor (Canada)	56,558,921
	Oil & Gas Pipeline Products
400,000	Dresser-Rand Group (a)	24,664,000
	Manufactures & Services Compressors
684,000	Rowan (a)	24,186,240
	Contract Offshore Driller
499,000	Hornbeck Offshore (a)	23,183,540
	Supply Vessel Operator in U.S. Gulf of Mexico
268,000	Chart Industries (a)	21,442,680
	Manufacturer of Natural Gas Processing/Storage Equipment
2,601,900	Horizon North Logistics (Canada)	14,625,042
	Provides Diversified Oil Service Offering in Northern Canada
596,600	Black Diamond Group (Canada)	12,362,485
	Provides Accommodations/Equipment for Oil Sands Development
Number of Shares		Value
300,000	Gulfmark Offshore	$11,688,000
	Operator of Offshore Supply Vessels
119,000	Oil States International (a)	9,706,830
	Diversified North American Oil Service Provider
4,025,000	Tuscany International Drilling (Colombia) (a)	515,086
	South America Based Drilling Rig Contractor
		623,322,738
	> Oil & Gas Producers 2.1%
2,700,000	Pacific Rubiales Energy (Colombia)	56,984,791
	Oil Production & Exploration in Colombia
695,000	Range Resources	56,322,800
	Oil & Gas Producer
1,153,600	Rosetta Resources (a)	54,888,288
	Oil & Gas Producer Exploring in Texas
590,000	SM Energy	34,939,800
	Oil & Gas Producer
443,000	Cabot Oil and Gas	29,951,230
	Large Natural Gas Producer in Appalachia & Gulf Coast
3,095,000	Athabasca Oil Sands (Canada) (a)	27,694,591
	Oil Sands & Unconventional Oil Development
1,477,000	Denbury Resources (a)	27,546,050
	Oil Producer Using Co2 Injection
1,159,000	Laredo Petroleum (a)	21,198,110
	Permian Basin Oil Producer
340,000	PDC Energy (a)	16,853,800
	Oil & Gas Producer in U.S.
850,000	Tullow Oil (United Kingdom)	15,898,762
	Oil & Gas Producer
361,000	Baytex (Canada)	15,127,991
	Oil & Gas Producer in Canada
27,000,000	Shamaran Petroleum (Iraq) (a)	8,770,980
	Oil Exploration & Production in Kurdistan
24,774,500	Petroamerica Oil (Colombia) (a)(b)	8,657,723
	Oil Exploration & Production in Colombia
26,000,000	Petrodorado Energy (Colombia) (a)(c)	4,606,979
	Oil & Gas Exploration & Production in Colombia, Peru & Paraguay
37,500,000	Petromanas (Canada) (a)(c)	3,876,064
	Exploring for Oil in Albania
493,000	Crew Energy (Canada) (a)	3,479,658
	Canadian Oil & Gas Producer
1,198,100	Pan Orient (Canada)	3,184,397
	Asian Oil & Gas Explorer
8,400,000	Canadian Overseas Petroleum (United Kingdom) (a)(e)	1,905,163
4,200,000	Canadian Overseas Petroleum - Warrants (United Kingdom) (a)(d)(e)	119,813
	Oil & Gas Exploration/Production in the North Sea
511,600	Canacol (Colombia) (a)	1,677,047
	Oil Producer in South America

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value
	> Oil & Gas Producers—continued
4,110,000	Santa Maria Petroleum (Colombia) (a)(c)(e)	$271,883
890,000	Santa Maria Petroleum (Colombia) (a)(c)	61,328
	Explores for Oil & Gas in Latin America
50,000,000	Gulf United Energy (Colombia) (a)(c)	125,000
	Prospecting for Oil Alongside Large Producers in Colombia
		394,142,248
	> Mining 1.1%
387,000	Core Labs (Netherlands)	53,375,040
	Oil & Gas Reservoir Consulting
1,000,000	Silver Wheaton (Canada)	31,350,000
	Silver Mining Royalty Company
1,600,000	Alamos Gold (Canada)	21,971,748
	Gold Mining
4,432,000	Northam Platinum (South Africa) (a)	19,134,819
	Platinum Mining in South Africa
1,150,000	Allied Nevada Gold (a)	18,929,000
	Gold & Silver Mining
3,524,000	Regis Resources (Australia) (a)	15,289,706
	Gold Mining in Australia
7,500,000	Duluth Metals (Canada) (a)(c)	14,322,981
	Copper & Nickel Miner
1,900,000	Kirkland Lake Gold (Canada) (a)(b)	10,062,509
	Gold Mining
1,150,000	Turquoise Hill Resources (Mongolia) (a)	7,324,408
	Copper Mine Project in Mongolia
2,050,000	Alexco Resource (a)	6,806,000
	Mining, Exploration & Environmental Services
16,000,000	Mongolian Mining (Mongolia) (a)	5,881,746
	Coking Coal Mining in Mongolia
3,000,000	Kaminak Gold (a)	3,455,234
	Exploration Stage Canadian Gold Miner
800,000	Augusta Resource (a)(b)	2,048,000
	U.S. Copper/Moly Mine
1,000,000	Wolverine Minerals (Canada) (a)(e)	80,327
	Gold Mining
500,000	Duluth Exploration - Special Warrants (Canada) (a)(d)(e)(f)	—
	Copper & Nickel Miner
		210,031,518
	> Agricultural Commodities 0.1%
1,306,818	Union Agriculture Group (Uruguay) (a)(d)(e)	13,355,680
	Farmland Operator in Uruguay
Number of Shares		Value
	> Alternative Energy —%
2,000,000	GT Advanced Technologies (a)(b)	$6,580,000
	Largest Manufacturer of Furnaces & Reactors to Produce & Cast Polysilicon
1,210,300	Synthesis Energy Systems (China) (a)	1,258,712
	Owner/Operator of Gasification Plants
		7,838,712
Energy & Minerals: Total		1,248,690,896
Total Equities: 96.1% (Cost: $10,446,432,033)		18,401,204,278	(g)
Short-Term Investments: 3.7%
439,904,873	J.P. Morgan U.S. Government Money Market Fund - Agency Shares (7 day yield of 0.01%)	439,904,873
272,118,648	J.P. Morgan U.S. Government Money Market Fund - Capital Shares (7 day yield of 0.01%)	272,118,648
Total Short-Term Investments: 3.7% (Cost: $712,023,521)		712,023,521
Securities Lending Collateral: 2.3%
441,355,278	Dreyfus Government Cash Management Fund - Institutional Shares (7 day yield of 0.01%) (h)	441,355,278
Total Securities Lending Collateral: 2.3% (Cost: $441,355,278)		441,355,278
Total Investments: 102.1% (Cost: $11,599,810,832) (i)		19,554,583,077	(j)
Obligation to Return Collateral for Securities Loaned: (2.3)%		(441,355,278)
Cash and Other Assets Less Liabilities: 0.2%		38,253,346
Net Assets: 100.0%		$19,151,481,145

ADR - American Depositary Receipts

REIT - Real Estate Investment Trust

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at March 31, 2013. The total market value of securities on loan at March 31, 2013 was $432,348,448.

(c)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended March 31, 2013, are as follows:

Security	Balance of Shares Held 12/31/12	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 3/31/13	Value	Dividend
Acorn Energy	1,512,352	8,605	-	1,520,957	$11,179,034	$52,932
AFC Enterprises	2,000,000	-	-	2,000,000	72,660,000	-
Alimera Sciences	2,040,000	-	-	2,040,000	6,262,800	-
Associated Estates Realty	3,000,000	-	-	3,000,000	55,920,000	570,000
Bally Technologies	3,725,000	-	-	3,725,000	193,588,250	-
Boingo Wireless	1,900,000	-	-	1,900,000	10,488,000	-
CAI International	1,397,834	2,166	-	1,400,000	40,348,000	-
Cavco Industries	460,000	-	-	460,000	21,882,200	-
Cepheid	4,970,000	700,000	-	5,670,000	217,557,900	-
Chelsea Therapeutics International (1)	4,949,000	-	2,150,584	2,798,416	5,708,769	-
Donaldson	8,400,000	-	-	8,400,000	303,996,000	840,000
Drew Industries	1,880,000	-	-	1,880,000	68,262,800	-
Duluth Metals	7,500,000	-	-	7,500,000	14,322,981	-
Dupont Fabros Technology	3,625,000	-	-	3,625,000	87,978,750	-
EdR	5,744,300	-	-	5,744,300	60,487,479	574,430
ESCO Technologies	2,200,000	-	-	2,200,000	89,892,000	176,000
Exa	872,060	127,940		1,000,000	9,520,000	-
ExlService Holdings (1)	1,618,000	-	-	1,618,000	53,199,840	-
Forward Air	1,500,000	-	-	1,500,000	55,935,000	150,000
Gaiam	1,371,366	-	-	1,371,366	5,759,737	-
GLG Life Tech	1,665,270	-	-	1,665,270	553,702	-
Gulf United Energy	50,000,000	-	-	50,000,000	125,000	-
H & E Equipment Services	3,400,000	-	-	3,400,000	69,360,000	-
Hackett Group	3,849,207	-	-	3,849,207	17,590,876	-
HEICO	3,063,000	-	-	3,063,000	105,091,530	-
Helen of Troy	1,600,000	-	-	1,600,000	61,376,000	-
iGATE	3,700,000	18,400	-	3,718,400	69,943,104	-
II-VI	4,550,000	-	-	4,550,000	77,532,000	-
InContact	2,200,000	561,147	-	2,761,147	22,337,679	-
Insperity	1,800,000	-	400,000	1,400,000	39,718,000	266,733
IPG Photonics	2,780,000	-	160,000	2,620,000	173,994,200	-
Kite Realty Group	4,000,000	-	-	4,000,000	26,960,000	240,000
Knoll	4,200,000	-	528,077	3,671,923	66,571,964	484,577
Lifetime Fitness	2,280,000	-	-	2,280,000	97,538,400	-
Marlin Business Services	1,091,000	-	-	1,091,000	25,300,290	109,100
MB Financial	2,860,000	-	-	2,860,000	69,126,200	286,000
McGrath Rentcorp	2,150,000	-	-	2,150,000	66,865,000	505,250
Mettler-Toledo International	1,600,000	-	-	1,600,000	341,152,000	-
Moog	3,230,000	-	-	3,230,000	148,030,900	-
Navigant Consulting	3,704,600	219,500	-	3,924,100	51,562,674	-
Nordson	3,125,000	275,000	-	3,400,000	224,230,000	468,750
NPS Pharmaceuticals (1)	6,000,000	-	2,717,000	3,283,000	33,453,770	-
Pericom Semiconductor	1,765,000	-	293,776	1,471,224	10,019,035	-
Petrodorado Energy	26,000,000	-	-	26,000,000	4,606,979	-
Petromanas	37,500,000	-	-	37,500,000	3,876,064	-
Pier 1 Imports	7,185,000	-	-	7,185,000	165,255,000	359,250
Pinnacle Entertainment	3,950,000	-	-	3,950,000	57,749,000	-
Raptor Pharmaceutical (1)	3,000,000	-	3,000,000	-	-	-
Rush Enterprises	3,650,000	-	-	3,650,000	86,102,000	-
Ryman Hospitality Properties	4,520,690	-	-	4,520,690	206,821,567	2,260,345
Santa Maria Petroleum	5,000,000	-	-	5,000,000	333,211	-
Seattle Genetics	6,550,000	-	-	6,550,000	232,590,500	-
Shutterfly	2,835,000	-	860,000	1,975,000	87,235,750	-
Simplicity Bancorp	452,146	-	-	452,146	6,795,755	36,172
SPS Commerce	900,000	-	-	900,000	38,403,000	-
Summit Hotel Properties (1)	2,850,000	-	-	2,850,000	29,839,500	320,625
Synageva Biopharma	1,165,000	221,633	-	1,386,633	76,153,884	-

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments

Security	Balance of Shares Held 12/31/12	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 3/31/13	Value	Dividend
Tower Group (2)	3,300,000	438,900	-	3,738,900	$68,982,705	$618,750
TriCo Bancshares	1,350,000	-	-	1,350,000	23,085,000	121,500
tw telecom	9,500,000	-	-	9,500,000	239,305,000	-
Velti	2,700,000	1,000,000	-	3,700,000	7,326,000	-
Virtusa	2,125,000	-	-	2,125,000	50,490,000	-
Wolverine Minerals (1)(2)	4,000,000	-	3,000,000	1,000,000	80,327	-
World Acceptance	1,285,000	-	-	1,285,000	110,342,950	-
Total of Affiliated Transactions	305,095,825	3,573,291	13,109,437	295,559,679	$4,678,756,056	$8,440,414

(1) At March 31, 2013, the Fund owned less than five percent of the company's outstanding voting shares.

(2) Includes the effects of a stock split.

The aggregate cost and value of these companies at March 31, 2013, were $2,527,801,611 and $4,556,473,850, respectively. Investments in affiliated companies represented 23.79% of the Fund's total net assets at March 31, 2013.

(d)  Illiquid security.

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At March 31, 2013, the market value of these securities amounted to $27,985,816, which represented 0.15% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	1,306,818	$15,000,000	$13,355,680
Ultragenyx	12/19/12	3,610,890	9,999,999	11,988,155
Canadian Overseas Petroleum	11/24/10	8,400,000	3,591,152	1,905,163
Santa Maria Petroleum	1/14/11	4,110,000	5,193,292	271,883
Voyager Learning - Contingent Value Rights	12/24/09	2,000,000	-	236,000
Canadian Overseas Petroleum - Warrants	11/24/10	4,200,000	525,688	119,813
Wolverine Minerals	6/3/11	1,000,000	2,004,903	80,327
MicroDose Therapeutx	11/24/00	359,944	2,004,900	28,795
Duluth Exploration - Special Warrants	8/19/11	500,000	-	-
			$38,319,934	$27,985,816

(f)  Security has no value.

(g)  On March 31, 2013, the market value of foreign securities represented 7.78% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Canada	$266,111,308	1.39
Netherlands	192,772,317	1.01
Singapore	187,356,068	0.98
Hong Kong	154,232,155	0.81
Sweden	132,780,323	0.69
Brazil	88,556,734	0.46
Colombia	72,899,837	0.38
Japan	59,767,195	0.31
France	38,704,780	0.20
Chile	37,317,850	0.20
South Africa	36,762,629	0.19
Israel	35,140,000	0.18
Denmark	33,956,346	0.18
Country	Value	Percentage of Net Assets
India	$29,480,000	0.15
Cambodia	21,131,062	0.11
United Kingdom	17,923,738	0.09
Russia	16,808,240	0.09
Australia	15,289,706	0.08
Uruguay	13,355,680	0.07
Mongolia	13,206,154	0.07
Iceland	12,529,809	0.07
Iraq	8,770,980	0.05
China	2,464,712	0.01
Germany	2,194,566	0.01
Total Foreign Portfolio	$1,489,512,189	7.78

(h)  Investment made with cash collateral received from securities lending activity.

(i)  At March 31, 2013, for federal income tax purposes, the cost of investments was $11,599,810,832 and net unrealized appreciation was $7,954,772,245 consisting of gross unrealized appreciation of $8,499,387,009 and gross unrealized depreciation of $544,614,764.

(j)  Securities are valued using policies described in the Notes to Financial Statements in the most recent shareholder report.

> Notes to Statement of Investments

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of March 31, 2013, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$4,822,386,186	$178,670,473	$-	$5,001,056,659
Industrial Goods & Services	3,633,531,740	192,771,784	-	3,826,303,524
Consumer Goods & Services	2,994,595,431	124,529,260	236,000	3,119,360,691
Finance	2,293,231,047	-	-	2,293,231,047
Health Care	1,569,943,167	-	12,016,950	1,581,960,117
Other Industries	1,153,433,812	177,167,532	-	1,330,601,344
Energy & Minerals	1,119,680,953	115,654,263	13,355,680	1,248,690,896
Total Equities	17,586,802,336	788,793,312	25,608,630	18,401,204,278
Total Short-Term Investments	712,023,521	-	-	712,023,521
Total Securities Lending Collateral	441,355,278	-	-	441,355,278
Total Investments	$18,740,181,135	$788,793,312	$25,608,630	$19,554,583,077

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price. Warrants

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments

which do not trade are valued as a percentage of the actively trading common stock using a model, based on Black Scholes. Securities which have halted or temporarily stopped trading are valued at the last sale and adjusted by a premium or a discount to account for the anticipated re-opening price. These adjustments are determined by the investment manager's experience with similar securities or situations.

  There were no transfers of financial assets between levels 1 and 2 during the period.

  The Fund does not hold any significant investments categorized as Level 3.

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include but are not limited to trades of similar securities, estimated earnings of the company, market multiples derived from a set of comparable companies, and the position of the security within the company's capital structure. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

Columbia Acorn International

Major Portfolio Changes in the First Quarter (Unaudited)

	Number of Shares
	12/31/12	3/31/13
Purchases
Asia
> Japan
Ain Pharmaciez	50,292	399,292
Ariake Japan	0	918,500
Benesse	453,000	637,300
Daiseki	1,613,429	1,750,000
Familymart	0	532,000
Hamamatsu Photonics	609,900	709,500
Itochu Techno-Science	406,000	594,700
Milbon	0	437,100
MonotaRO	11,500	191,900
Nabtesco	672,000	1,330,000
NGK Insulators	2,552,000	2,720,000
NGK Spark Plug	0	2,255,000
Nihon Parkerizing	1,233,080	1,346,080
Nippon Kayaku	0	808,000
Rinnai	40,300	340,000
Santen Pharmaceutical	0	321,500
Shimano	64,400	150,900
Start Today	2,892,724	3,287,962
Ushio	1,405,739	1,900,000
> Taiwan
CHC Healthcare	0	3,291,000
Chipbond	689,000	2,503,230
CTCI Corp	20,120,000	23,043,000
Delta Electronics	0	5,429,000
Flexium Interconnect	5,891,000	7,401,000
Ginko International	0	743,000
St. Shine Optical	2,035,000	2,270,000
Taiwan Hon Chuan	11,200,000	12,488,000
> Hong Kong
Mapletree Greater China Commercial Trust	0	47,558,000
Melco International	12,000,000	20,000,000
Vitasoy International	11,473,900	13,767,900
> Singapore
CDL Hospitality Trust	20,000,000	22,000,000
> Korea
Coway	623,120	834,580
Hyundai Glovis	0	66,070
iMarketKorea	806,004	886,204
Kepco Plant Service & Engineering	305,540	465,540
Paradise Co	567,986	1,617,261
> India
Bharti Infratel	5,200,000	6,000,000
Bosch	60,000	85,000
Colgate Palmolive India	545,000	840,000
	Number of Shares
	12/31/12	3/31/13
> Indonesia
Ace Indonesia	250,000,000	300,000,000
Indosiar Karya Media	0	12,719,500
Matahari Department Store	0	9,732,500
Mayora Indah	4,326,000	5,109,000
> China
Want Want	24,290,000	28,736,000
> Thailand
Robinson's Department Store	0	4,548,800
Samui Airport Property Fund	2,680,100	5,000,000
Siam Makro	1,343,600	1,920,300
Europe
> United Kingdom
Abcam	3,486,700	3,715,000
Cable & Wireless	0	34,752,000
Croda	0	650,000
Domino's Pizza UK & Ireland	3,789,000	4,181,000
Elementis	6,960,000	7,760,000
JLT Group	3,254,000	4,106,842
Ocado	0	1,576,984
Rightmove	998,000	1,602,000
Shaftesbury	1,773,408	3,565,000
Smith & Nephew	1,761,742	2,627,810
Smiths News	0	2,537,212
Spirax Sarco	819,974	965,000
Telecity	0	2,125,000
WH Smith	2,321,211	3,306,211
Whitbread	0	617,000
> Netherlands
Fugro	368,000	520,900
> France
Neopost	770,000	1,086,100
> Germany
Elringklinger	333,000	475,000
TAG Immobilien	1,865,000	2,130,000
> Sweden
Unibet	666,777	868,700
> Denmark
Jyske Bank	0	1,064,013
SimCorp	168,042	184,942
> Norway
Subsea 7	0	906,000
> Finland
Vacon	401,000	520,664
> Spain
Dia	0	4,771,000

Columbia Acorn International

Major Portfolio Changes in the First Quarter (Unaudited), continued

	Number of Shares
	12/31/12	3/31/13
Purchases (continued)
Europe—continued
> Turkey
Bizim Toptan	543,494	1,421,890
Other Countries
> South Africa
Coronation Fund Managers	11,920,964	13,935,448
> Australia
Austbrokers	0	572,051
Challenger Financial	15,000,000	15,714,426
Regis Resources	1,840,985	5,057,000
SAI Global	5,640,000	6,096,515
> United States
Rowan	548,900	1,052,900
Latin America
> Brazil
Beadell Resources	17,793,303	41,525,340
Linx	0	955,000
> Mexico
Bolsa Mexicana de Valores	0	6,273,000
> Colombia
Isagen	0	7,720,411
> Chile
Grupo Hites	0	8,366,013
		Number of Shares
		12/31/12	3/31/13
Sales
Asia
> Japan
Aeon Delight		964,000	0
Aeon Mall		790,000	0
Jupiter Telecommunications		30,500	0
Nippon Paint		1,586,000	0
Park24		2,545,200	2,400,000
Sanrio		960,000	900,000
Seven Bank		20,227,000	19,233,000
Torishima Pump Manufacturing		302,263	0
> Taiwan
Chroma Ate		10,520,000	7,587,000
PC Home		3,101,000	3,034,000
President Chain Store		3,181,000	2,491,000
Radiant Opto-Electronics		2,577,960	0
Simplo Technology		5,159,713	2,654,713
Tripod Technologies		5,625,135	1,406,283
> Hong Kong
Melco Crown Entertainment - ADR		6,500,000	5,000,000
> Singapore
Ascendas REIT		22,000,000	19,000,000
Mapletree Industrial Trust		30,000,000	25,000,000
Mapletree Logistics Trust		40,000,000	33,000,000
> Korea
Hana Tour Service		182,000	0
Hite Jinro		751,390	567,600
> India
Adani Ports & Special Economic Zone		8,945,000	0
REI Agro		10,823,473	0
> China
51	job - ADR	328,779	162,939
New Oriental Education & Technology - ADR		1,000,000	0
Zhaojin Mining Industry		9,306,554	0
Europe
> United Kingdom
Asos		485,000	0
Intertek Group		935,000	693,000
Rotork		63,577	0
Sterling Resources		2,272,000	0
> Netherlands
UNIT4		1,574,145	1,514,545

	Number of Shares
	12/31/12	3/31/13
Sales (continued)
Europe—continued
> Switzerland
Geberit	255,000	240,500
Kuehne & Nagel	170,000	0
> France
Eurofins Scientific	553,000	349,000
Gemalto	729,700	445,700
> Germany
CTS Eventim	625,000	152,654
Deutsche Beteiligungs	338,886	260,000
Durr	285,000	61,078
NORMA Group	1,050,000	685,000
> Sweden
Hexagon	3,957,522	3,426,522
> Denmark
Solar	207,968	0
> Italy
CIR	4,842,819	0
Tod's	168,200	0
> Finland
Stockmann	1,168,630	0
> Czech Republic
Komercni Banka	130,682	0
Other Countries
> Canada
Celtic Exploration	454,000	0
Horizon North Logistics	1,921,379	1,901,514
> Australia
Cochlear	498,560	0
UGL	3,557,000	0
> United States
BioMarin Pharmaceutical	928,000	0
> New Zealand
Telecom NZ	10,879,000	0
Latin America
> Mexico
Grupo Aeroportuario del Sureste - ADR	600,000	430,000
Herdez	1,728,500	0
> Colombia
Canacol	785,077	0
Gulf United Energy	19,893,109	0
> Chile
Vina Concha y Toro	12,956,011	0

Columbia Acorn International

Statement of Investments (Unaudited), March 31, 2013

Number of Shares		Value
		Equities: 96.2%
Asia 46.5%
	> Japan 18.6%
18,500	Wacom (a)	$71,729,840
	Computer Graphic Illustration Devices
5,582,600	Kansai Paint	62,002,474
	Paint Producer in Japan, India, China & Southeast Asia
19,233,000	Seven Bank	61,928,121
	ATM Processing Services
41,878	Orix JREIT	59,136,875
	Diversified REIT
2,400,000	Park24	46,986,733
	Parking Lot Operator
1,817,562	Glory	43,550,077
	Currency Handling Systems & Related Equipment
2,981,100	Kuraray	42,037,507
	Special Resin, Fine Chemical, Fibers & Textures
1,430,000	Hoshizaki Electric	41,887,813
	Commercial Kitchen Equipment
3,287,962	Start Today (b)	41,739,147
	Online Japanese Apparel Retailer
900,000	Sanrio (b)	39,972,856
	Character Goods & Licensing
295,762	Nakanishi	37,158,241
	Dental Tools & Machinery
7,532	Kenedix Realty Investment	36,575,385
	Tokyo Mid-size Office REIT
937,651	Kintetsu World Express	34,888,217
	Airfreight Logistics
720,506	Miraca Holdings	34,626,427
	Outsourced Lab Testing, Diagnostic Equipment & Reagents
2,255,000	NGK Spark Plug	34,584,259
	Automobile Parts
2,380,000	Japan Airport Terminal	32,226,203
	Airport Terminal Operator at Haneda
1,750,000	Daiseki	29,746,025
	Waste Disposal & Recycling
594,700	Itochu Techno-Science	29,442,563
	IT Network Equipment Sales & Services
2,720,000	NGK Insulators	29,059,101
	Ceramic Products for Auto, Power & Electronics
3,860	Mori Hills REIT Investment	28,650,614
	Tokyo Centric Diversified REIT
709,500	Hamamatsu Photonics	28,144,963
	Optical Sensors for Medical & Industrial Applications
1,330,000	Nabtesco	27,306,709
	Machinery Components
637,300	Benesse	27,122,722
	Education Service Provider
2,430	Nippon Prologis REIT (c)	26,459,340
	Logistics REIT in Japan
Number of Shares		Value
9,503	Advance Residence Investment	$25,500,286
	Residential REIT
1,676,000	Doshisha	25,204,852
	Wholesaler
532,000	Familymart	24,316,349
	Japanese Convenience Store Operator
340,000	Rinnai	24,239,530
	Gas Appliances for Household & Commercial Use
765,000	Horiba	24,204,986
	Test & Measurement Instruments
1,346,080	Nihon Parkerizing	23,558,031
	Metal Surface Treatment Agents & Processing Service
3,000	Global One Real Estate	23,155,161
	Office REIT
345,000	FP Corporation	23,087,972
	Disposable Food Trays & Containers
396,000	Disco	22,594,572
	Semiconductor Dicing & Grinding Equipment
399,292	Ain Pharmaciez	21,547,813
	Dispensing Pharmacy/ Drugstore Operator
772,000	Misumi Group	21,362,904
	Industrial Components Distributor
1,900,000	Ushio	19,450,621
	Industrial Light Sources
918,500	Ariake Japan	18,847,673
	Manufacturer of Soup/Sauce Extracts for Business-to-business Use
732,108	Icom	18,608,740
	Two-way Radio Communication Equipment
1,885,600	Asahi Diamond Industrial	18,394,444
	Consumable Diamond Tools
1,940,200	Sintokogio	17,491,503
	Automated Casting Machines, Surface Treatment System & Consumables
437,100	Milbon	15,403,743
	Manufacturer of Hair Products for Business-to-business Use
321,500	Santen Pharmaceutical	14,869,755
	Specialty Pharma (Ophthalmic Medicine)
1,575,000	Lifenet Insurance (b)(c)	14,067,768
	Online Life Insurance Company in Japan
150,900	Shimano	12,351,774
	Bicycle Components & Fishing Tackle
808,000	Nippon Kayaku	9,885,178
	Functional Chemicals, Pharmaceuticals & Auto Safety Systems
191,900	MonotaRO (b)	9,387,297
	Online MRO (Maintenance, Repair, Operations) Goods Distributor in Japan
		1,374,493,164

Number of Shares		Value
	> Taiwan 6.2%
39,592,000	Far EasTone Telecom	$89,790,377
	Taiwan's Third Largest Mobile Operator
17,000,000	Taiwan Mobile	57,534,421
	Taiwan's Second Largest Mobile Operator
23,043,000	CTCI Corp	44,518,335
	International Engineering Firm
2,270,000	St. Shine Optical	44,400,906
	World's Leading Disposable Contact Lens OEM (Original Equipment Manufacturer)
12,488,000	Taiwan Hon Chuan	32,338,541
	Beverage Packaging (Bottles, Caps, Labels) Manufacturer
6,258,000	Advantech	27,186,024
	Industrial PC & Components
7,401,000	Flexium Interconnect	24,671,441
	Flexible Printed Circuit for Mobile Electronics
5,429,000	Delta Electronics	22,771,128
	Industrial Automation, Switching Power Supplies & Passive Components
6,173,000	Lung Yen	21,430,334
	Funeral Services & Columbaria
7,587,000	Chroma Ate	18,303,754
	Automatic Test Systems, Testing & Measurement Instruments
2,491,000	President Chain Store	13,682,986
	Taiwan's Number One Convenience Chain Store Operator
3,291,000	CHC Healthcare	12,986,459
	Medical Device Distributor
3,034,000	PC Home	12,520,982
	Taiwanese Internet Retail Company
2,654,713	Simplo Technology	12,306,369
	Battery Packs for Notebook & Tablet PCs
743,000	Ginko International	12,275,547
	Largest Contact Lens Maker in China
2,503,230	Chipbond	5,684,437
	Semiconductor Back-end Packaging Services
1,406,283	Tripod Technologies	3,139,981
	Printed Circuit Boards (PCB)
		455,542,022
	> Hong Kong 5.3%
5,000,000	Melco Crown Entertainment - ADR (c)	116,700,000
	Macau Casino Operator
22,000,000	Lifestyle International	48,918,984
	Mid- to High-end Department Store Operator in Hong Kong & China
15,625,000	L'Occitane International	47,620,736
	Skin Care & Cosmetics Producer
8,518,000	AAC Technologies	41,069,835
	Miniature Acoustic Components
Number of Shares		Value
47,558,000	Mapletree Greater China Commercial Trust (c)	$39,876,099
	Retail & Office Property Landlord
20,000,000	Melco International	34,787,757
	Macau Casino Operator
30,000,000	Sa Sa International	29,094,885
	Cosmetics Retailer
10,000,000	MGM China Holdings	21,442,520
	Macau Casino Operator
13,767,900	Vitasoy International	15,523,312
	Hong Kong Soy Food Brand
		395,034,128
	> Singapore 3.5%
40,000,000	Mapletree Commercial Trust	43,404,426
	Retail & Office Property Landlord
19,000,000	Ascendas REIT	39,924,525
	Industrial Property Landlord
22,000,000	CDL Hospitality Trust	36,421,968
	Hotel Owner/Operator
33,000,000	Mapletree Logistics Trust	32,350,163
	Industrial Property Landlord
25,000,000	Mapletree Industrial Trust	28,318,620
	Industrial Property Landlord
15,000,000	Goodpack Limited	22,675,052
	International Bulk Container Leasing
3,500,000	Singapore Exchange	21,803,802
	Singapore Equity & Derivatives Market Operator
14,000,000	Olam International (b)	19,490,063
	Agriculture Supply Chain Manager
4,772,000	Petra Foods	16,007,281
	Cocoa Processor & Chocolate Manufacturer
		260,395,900
	> Korea 3.3%
834,580	Coway	37,055,772
	Household Appliance Rental Service Provider
1,617,261	Paradise Co	30,891,586
	Korean 'Foreigner Only' Casino Operator
1,726,000	BS Financial Group	23,556,219
	Regional Bank in Busan (Korea's Second Largest City)
465,540	Kepco Plant Service & Engineering	23,480,728
	Power Plant & Grid Maintenance
16,200	Lotte Chilsung Beverage	21,848,104
	Beverages & Liquor Manufacturer
886,204	iMarketKorea	20,116,295
	Procurement, Distribution of MRO (Maintenance, Repair, Operations) Goods
74,400	KCC	19,902,333
	Paint & Housing Material Manufacturer
567,600	Hite Jinro	16,623,755
	Beer & Spirits Manufacturer
624,441	Handsome	16,320,560
	High-end Apparel Company

Columbia Acorn International

Statement of Investments (Unaudited), continued

Number of Shares		Value
	> Korea—continued
132,000	Samsung Engineering	$15,304,854
	Global EPC (Engineering, Procurement & Construction) Firm
66,070	Hyundai Glovis	11,458,999
	Auto-related Shipping & Distribution
704,000	Nexen Tire	9,491,711
	Korean Tire Manufacturer
		246,050,916
	> India 2.3%
341,652	Asian Paints	30,954,274
	India's Largest Paint Company
2,262,300	United Breweries	29,121,450
	India's Largest Brewer
2,765,000	Yes Bank	21,870,448
	Commercial Banking in India
6,000,000	Bharti Infratel (c)	19,755,290
	Communication Towers
13,195,000	Redington India	19,687,417
	Supply Chain Solutions for IT & Mobile Handsets in Emerging Markets
840,000	Colgate Palmolive India	19,203,009
	Consumer Products in Oral Care
85,000	Bosch	14,070,933
	Automotive Parts
1,600,000	Titan Industries	7,557,320
	Jewlery, Watches, Eyeglasses
95,000	TTK Prestige	5,675,960
	Branded Cooking Equipment
1,650,000	SKIL Ports and Logistics (c)	3,133,865
	Indian Container Port Project
		171,029,966
	> Indonesia 2.1%
60,516,300	Tower Bersama Infrastructure (c)	37,723,697
	Communications Towers
31,764,600	Archipelago Resources (a)(c)	27,872,871
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
300,000,000	Ace Indonesia	25,695,670
	Home Improvement Retailer
5,109,000	Mayora Indah	14,283,067
	Consumer Branded Food Manufacturer
12,488,000	Mitra Adiperkasa	11,721,271
	Operator of Department Store & Specialty Retail Stores
9,732,500	Matahari Department Store (c)	11,016,979
	Largest Department Store Chain in Indonesia
38,065,000	Surya Citra Media	10,892,024
	Free to Air TV in Indonesia
47,323,000	MNC Skyvision (c)	10,713,723
	Largest Satellite Pay TV Operator in Indonesia
12,719,500	Indosiar Karya Media (c)	1,704,340
	Free to Air TV Station in Indonesia
Number of Shares			Value
6,217,500	Southern Arc Minerals (a)(c)		$1,254,700
	Gold & Copper Exploration in Indonesia
			152,878,342
	> China 1.5%
28,736,000	Want Want		44,266,560
	Chinese Branded Consumer Food Company
22,168,300	Digital China		30,068,217
	IT Distribution & Systems Integration Services
200,000,000	RexLot Holdings		17,554,464
	Lottery Equipment Supplier in China
30,000,000	AMVIG Holdings		11,246,304
	Chinese Tobacco Packaging Material Supplier
162,939	51	job - ADR (c)	9,680,206
	Integrated Human Resource Services
			112,815,751
	> Thailand 1.5%
106,813,700	Home Product Center		61,504,620
	Home Improvement Retailer
1,920,300	Siam Makro		34,595,873
	General Merchadise Wholesaler in Thailand
4,548,800	Robinson's Department Store		11,921,700
	Mass-market Department Srore Operator in Thailand
5,000,000	Samui Airport Property Fund		3,073,246
	Thai Airport Operator
			111,095,439
	> Philippines 1.0%
73,221,250	SM Prime Holdings		34,295,154
	Shopping Mall Operator
19,454,700	Manila Water Company		19,111,542
	Water Utility Company in Philippines
7,931,700	International Container Terminal Services		17,888,819
	Container Handling Terminals & Port Management
			71,295,515
	> Cambodia 0.7%
60,000,000	Nagacorp		50,714,549
	Casino/Entertainment Complex in Cambodia
	> Mongolia 0.5%
74,865,700	Mongolian Mining (c)		27,521,312
	Coking Coal Mining in Mongolia
1,049,943	Turquoise Hill Resources (c)		6,687,140
914,678	Turquoise Hill Resources (c)(d)		5,817,352
	Copper Mine Project in Mongolia
			40,025,804
Asia: Total			3,441,371,496

Number of Shares		Value
Europe 29.7%
	> United Kingdom 8.0%
4,106,842	JLT Group	$53,103,591
	International Business Insurance Broker
1,602,000	Rightmove	43,352,362
	Internet Real Estate Listings
965,000	Spirax Sarco	39,398,647
	Steam Systems for Manufacturing & Process Industries
4,181,000	Domino's Pizza UK & Ireland	38,275,736
	Pizza Delivery in UK, Ireland & Germany
3,306,211	WH Smith (b)	37,501,333
	Newsprint, Books & General Stationery Retailer
693,000	Intertek Group	35,727,566
	Testing, Inspection, Certification Services
8,785,000	BBA Aviation	34,372,042
	Aviation Support Services
3,565,000	Shaftesbury	31,498,914
	London Prime Retail REIT
7,760,000	Elementis	30,738,954
	Clay-based Additives
2,627,810	Smith & Nephew	30,345,471
	Medical Equipment & Supplies
2,125,000	Telecity	29,172,485
	European Data Center Provider
650,000	Croda	27,091,029
	Oleochemicals & Industrial Chemicals
3,715,000	Abcam	25,260,282
	Online Sales of Antibodies
617,000	Whitbread	24,075,012
	The UK's Leading Hotelier & Coffee Shop
875,000	Aggreko	23,692,020
	Temporary Power & Temperature Control Services
34,752,000	Cable & Wireless	22,145,963
	Leading Telecom Service Supplier in the Caribbean
2,843,000	Greggs	20,596,785
	Bakery
4,163,948	PureCircle (b)(c)	16,095,658
	Natural Sweeteners
1,403,932	Premier Oil (c)	8,291,764
	Oil & Gas Producer in Europe, Pakistan & Asia
382,581	Tullow Oil	7,155,958
	Oil & Gas Producer
2,537,212	Smiths News	7,132,057
	Newspaper & Magazine Distributor
1,576,984	Ocado (b)(c)	3,785,914
	Leading Online Grocery Retailer
27,508	Fidessa Group	812,952
	Software for Financial Trading Systems
		589,622,495
Number of Shares		Value
	> Netherlands 3.5%
2,915,700	Aalberts Industries	$65,200,554
	Flow Control & Heat Treatment
1,514,545	UNIT4 (a)	49,244,136
	Business Software Development
1,141,468	TKH Group	29,556,471
	Dutch Industrial Conglomerate
1,043,014	Arcadis	28,872,263
	Engineering Consultants
520,900	Fugro	28,831,980
	Subsea Oilfield Services
2,114,073	Imtech (b)	23,925,938
	Technical Installation & Maintenance
143,395	Core Labs	19,777,038
	Oil & Gas Reservoir Consulting
266,124	Vopak	16,043,403
	World's Largest Operator of Petroleum & Chemical Storage Terminals
		261,451,783
	> Switzerland 3.2%
267,500	Partners Group	66,022,596
	Private Markets Asset Management
240,500	Geberit	59,206,626
	Plumbing Supplies
400,000	Dufry Group (c)	49,636,574
	Operates Airport Duty Free & Duty Paid Shops
20,000	Sika	48,583,166
	Chemicals for Construction & Industrial Applications
380,000	Zehnder	16,492,152
	Radiators & Heat Recovery Ventilation Systems
		239,941,114
	> France 3.1%
349,000	Eurofins Scientific	73,278,539
	Food, Pharmaceuticals & Materials Screening & Testing
1,086,100	Neopost (b)	65,065,315
	Postage Meter Machines
445,700	Gemalto	38,878,387
	Digital Security Solutions
971,800	Saft	25,038,622
	Niche Battery Manufacturer
308,400	Norbert Dentressangle	23,395,202
	Leading European Logistics & Transport Group
1,831,204	Hi-Media (b)(c)	4,107,828
	Online Advertiser in Europe
		229,763,893
	> Germany 3.0%
2,000,000	Wirecard	55,247,769
	Online Payment Processing & Risk Management
148,295	Rational	44,548,075
	Commercial Ovens
2,130,000	TAG Immobilien	24,381,956
	Owner of Residential Properties in Germany

Columbia Acorn International

Statement of Investments (Unaudited), continued

Number of Shares		Value
	> Germany—continued
215,000	Pfeiffer Vacuum	$23,715,201
	Vacuum Pumps
685,000	NORMA Group	21,587,296
	Clamps for Automotive & Industrial Applications
165,400	Bertrandt	19,293,649
	Outsourced Engineering
475,000	Elringklinger (b)	14,393,902
	Automobile Components
61,078	Dürr	6,655,678
	Automotive Plant Engineering & Associated Capital Equipment
260,000	Deutsche Beteiligungs (b)	6,270,686
	Private Equity Investment Management
152,654	CTS Eventim	5,175,727
	Event Ticket Sales
		221,269,939
	> Sweden 2.3%
3,426,522	Hexagon	93,577,684
	Design, Measurement & Visualization Software & Equipment
4,150,024	Sweco (a)	49,036,967
	Engineering Consultants
868,700	Unibet	30,327,282
	European Online Gaming Operator
		172,941,933
	> Denmark 1.6%
184,942	SimCorp (b)	49,692,183
	Software for Investment Managers
1,064,013	Jyske Bank (c)	36,312,442
	Danish Bank
1,049,800	Novozymes (b)	35,647,372
	Industrial Enzymes
		121,651,997
	> Italy 0.8%
3,658,000	Pirelli (b)	38,379,548
	Global Tire Supplier
8,501,000	Geox	23,668,314
	Apparel & Shoe Maker
		62,047,862
	> Norway 0.8%
3,281,864	Atea	36,558,709
	Leading Nordic IT Hardware/ Software Reseller & Installation Company
906,000	Subsea 7	21,292,532
	Offshore Subsea Contractor
		57,851,241
	> Kazakhstan 0.5%
5,143,000	Halyk Savings Bank of Kazakhstan - GDR (c)	36,926,740
	Largest Retail Bank & Insurer in Kazakhstan
	> Finland 0.5%
520,664	Vacon	35,039,212
	Leading Independent Manufacturer of Variable Speed Alternating Current Drives
Number of Shares		Value
	> Iceland 0.5%
28,312,499	Marel (e)	$24,185,165
7,670,000	Marel (e)	9,610,363
	Largest Manufacturer of Poultry & Fish Processing Equipment
		33,795,528
	> Spain 0.5%
4,771,000	Dia	33,000,372
	Leading Hard Discounter in Spain, Latin America & the Eastern Mediterranean
	> Belgium 0.4%
438,880	EVS Broadcast Equipment	28,162,688
	Digital Live Mobile Production Software & Systems
	> Russia 0.4%
1,167,000	Yandex (c)	26,981,040
	Search Engine for Russian & Turkish Languages
	> Portugal 0.3%
8,635,000	Redes Energéticas Nacionais	24,904,758
	Portuguese Power Transmission & Gas Transportation
	> Turkey 0.3%
1,421,890	Bizim Toptan	24,283,646
	Cash & Carry Stores in Turkey
Europe: Total		2,199,636,241
Other Countries 14.9%
	> South Africa 4.2%
1,170,188	Naspers	72,900,525
	Media in Africa, China, Russia & Other Emerging Markets
13,935,448	Coronation Fund Managers	72,743,848
	South African Fund Manager
19,098,300	Rand Merchant Insurance	48,372,473
	Directly Sold Property & Casualty Insurance; Holdings in Other Insurers
2,230,504	Massmart Holdings	46,148,944
	General Merchandise, Food & Home Improvement Stores; Wal-Mart Subsidiary
8,679,940	Northam Platinum (c)	37,474,973
	Platinum Mining in South Africa
2,644,083	Mr. Price	33,640,150
	South African Retailer of Apparel, Household & Sporting Goods
		311,280,913
	> Canada 3.8%
1,403,772	CCL Industries	82,773,975
	Largest Global Label Converter
1,084,597	ShawCor	45,984,735
	Oil & Gas Pipeline Products
653,200	Onex Capital	31,147,323
	Private Equity
3,047,000	CAE	29,784,624
	Flight Simulator Equipment & Training Centers

Number of Shares		Value
	> Canada—continued
582,942	AG Growth	$18,994,320
	Leading Manufacturer of Augers & Grain Handling Equipment
709,576	Black Diamond Group	14,703,524
	Provides Accommodations/ Equipment for Oil Sands Development
1,142,377	DeeThree Exploration (c)	7,410,803
1,130,000	DeeThree Exploration (c)(f)	7,183,901
	Canadian Oil & Gas Producer
984,500	Alliance Grain Traders	12,579,426
	Global Leader in Pulse Processing & Distribution
263,857	Baytex	11,057,137
	Oil & Gas Producer in Canada
1,901,514	Horizon North Logistics	10,688,236
	Provides Diversified Oil Service Offering in Northern Canada
1,607,306	Pan Orient	4,272,015
	Asian Oil & Gas Explorer
450,000	Athabasca Oil Sands (c)	4,026,677
	Oil Sands & Unconventional Oil Development
1,611,000	Americas Petrogas (c)	3,060,718
	Oil & Gas Exploration in Argentina, Potash in Peru
332,700	Crew Energy (c)	2,348,239
	Canadian Oil & Gas Producer
		286,015,653
	> Australia 3.3%
15,714,426	Challenger Financial	63,266,911
	Largest Annuity Provider
52,500,000	Commonwealth Property Office Fund	60,769,025
	Australia Prime Office REIT
7,059,010	IAG	42,111,681
	General Insurance Provider
2,500,000	Domino's Pizza Enterprises	30,128,059
	Domino's Pizza Operator in Australia/New Zealand & France/Benelux
5,057,000	Regis Resources (c)	21,940,989
	Gold Mining in Australia
6,096,515	SAI Global (b)	21,416,980
	Publishing, Certification, Compliance Services
572,051	Austbrokers	5,835,660
	Local Australian Small Business Insurance Broker
		245,469,305
	> United States 2.8%
1,272,297	Textainer Group Holdings	50,319,347
	Top International Container Leasor
952,080	Atwood Oceanics (c)	50,022,283
	Offshore Drilling Contractor
1,052,900	Rowan (c)	37,230,544
	Contract Offshore Driller
601,213	FMC Technologies (c)	32,699,975
	Oil & Gas Well Head Manufacturer
Number of Shares		Value
439,500	Hornbeck Offshore (c)	$20,419,170
	Supply Vessel Operator in U.S. Gulf of Mexico
428,228	World Fuel Services	17,009,216
	Global Fuel Broker
		207,700,535
	> Israel 0.8%
3,145,527	Israel Chemicals	40,760,174
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
625,000	Caesarstone (c)	16,500,000
	Quartz Countertops
		57,260,174
Other Countries: Total		1,107,726,580
Latin America 5.1%
	> Brazil 2.9%
3,700,000	Localiza Rent A Car	66,465,421
	Car Rental
41,525,340	Beadell Resources (a)(c)	39,475,739
	Gold Mining in Brazil
1,800,000	Mills Estruturas e Servicos de Engenharia	28,869,479
	Civil Engineering & Construction
1,800,000	Arcos Dorados (b)	23,760,000
	McDonald's Master Franchise for Latin America
5,000,000	Odontoprev	22,788,569
	Dental Insurance
1,200,000	Multiplus	17,334,158
	Loyalty Program Operator in Brazil
955,000	Linx (c)	15,009,675
	Retail Management Software in Brazil
		213,703,041
	> Mexico 1.4%
430,000	Grupo Aeroportuario del Sureste - ADR	58,768,100
	Mexican Airport Operator
11,945,000	Genomma Lab Internacional (c)	29,215,877
	Develops, Markets & Distributes Consumer Products
6,273,000	Bolsa Mexicana de Valores	17,963,560
	Mexico's Stock Exchange
		105,947,537
	> Guatemala 0.3%
1,434,600	Tahoe Resources (c)	25,236,307
	Silver Project in Guatemala
	> Uruguay 0.2%
1,306,818	Union Agriculture Group (c)(f)(g)	13,355,680
	Farmland Operator in Uruguay
	> Colombia 0.2%
7,720,411	Isagen	10,742,177
	Leading Colombian Electricity Provider

Columbia Acorn International

Statement of Investments (Unaudited), continued

Number of Shares		Value
	> Chile 0.1%
8,366,013	Grupo Hites	$9,936,304
	Mass Retailer for the Lower Income Strata
	> Argentina —%
7,425,000	Madalena Ventures (c)	2,558,202
	Oil & Gas Exploration in Argentina
Latin America: Total		381,479,248
Total Equities: 96.2% (Cost: $5,304,806,423)		7,130,213,565(h)
Short-Term Investments: 3.6%
229,530,234	J.P. Morgan U.S. Government Money Market Fund - Agency Shares (7 day yield of 0.01%)	229,530,234
35,205,876	J.P. Morgan U.S. Government Money Market Fund - Capital Shares (7 day yield of 0.01%)	35,205,876
Total Short-Term Investments: 3.6% (Cost: $264,736,110)		264,736,110
Number of Shares		Value
Securities Lending Collateral: 2.0%
148,329,046	Dreyfus Government Cash Management Fund - Institutional Shares (7 day yield of 0.01%) (i)	$148,329,046
Total Securities Lending Collateral: 2.0% (Cost: $148,329,046)		148,329,046
Total Investments: 101.8% (Cost: $5,717,871,579)(j)		7,543,278,721	(k)
Obligation to Return Collateral for Securities Loaned: (2.0)%		(148,329,046)
Cash and Other Assets Less Liabilities: 0.2%		12,254,727
Net Assets: 100.0%		$7,407,204,402

ADR - American Depositary Receipts

GDR - Global Depositary Receipts

REIT - Real Estate Investment Trust

> Notes to Statement of Investments

(a)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended March 31, 2013, are as follows:

Security	Balance of Shares Held 12/31/12	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 3/31/13	Value	Dividend
Archipelago Resources	31,764,600	-	-	31,764,600	$27,872,871	$-
Beadell Resources	17,793,303	23,732,037	-	41,525,340	39,475,739	-
Southern Arc Minerals	6,217,500	-	-	6,217,500	1,254,700	-
Sweco	4,150,024	-	-	4,150,024	49,036,967	-
UNIT4	1,574,145	-	59,600	1,514,545	49,244,136	-
Wacom	21,500	-	3,000	18,500	71,729,840	881,792
Total of Affiliated Transactions	61,521,072	23,732,037	62,600	85,190,509	$238,614,253	$881,792

(1) At March 31, 2013, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at March 31, 2013, were $146,107,641 and $238,614,253, respectively. Investments in affiliated companies represented 3.22% of the Fund's total net assets at March 31, 2013.

(b)  All or a portion of this security was on loan at March 31, 2013. The total market value of securities on loan at March 31, 2013 was $140,881,914.

(c)  Non-income producing security.

(d)  Security is traded on a U.S. exchange.

(e)  The common stock equity holdings of Marel are stated separately on the Statement of Investments due to the application of the onshore or offshore foreign currency exchange rate. The appropriate exchange rate is applied to each purchased security lot based on the applicable registration obtained from Marel's regulatory governing body, the Icelandic Central Bank.

(f)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At March 31, 2013, the market value of these securities amounted to $20,539,581, which represented 0.28% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	1,306,818	$15,000,000	$13,355,680
DeeThree Exploration	9/7/10	1,130,000	2,950,812	7,183,901
			$17,950,812	$20,539,581

> Notes to Statement of Investments

(g)  Illiquid security.

(h)  On March 31, 2013, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$1,374,493,164	18.6
Euro	875,863,469	11.8
British Pound	620,629,231	8.4
United States Dollar	535,966,691	7.2
Taiwan Dollar	455,542,023	6.2
Hong Kong Dollar	419,829,433	5.7
Other currencies less than 5% of total net assets	2,847,889,554	38.4
Total Equities	$7,130,213,565	96.3

(i)  Investment made with cash collateral received from securities lending activity.

(j)  At March 31, 2013, for federal income tax purposes, the cost of investments was $5,717,871,579 and net unrealized appreciation was $1,825,407,142 consisting of gross unrealized appreciation of $2,072,174,504 and gross unrealized depreciation of $246,767,362.

(k)  Securities are valued using policies described in the Notes to Financial Statements in the most recent shareholder report.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 - quoted prices in active markets for identical securities

  •  Level 2 - prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 - prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

Columbia Acorn International

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments

  The following table summarizes the inputs used, as of March 31, 2013, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$140,139,398	$3,301,232,098	$-	$3,441,371,496
Europe	46,758,078	2,152,878,163	-	2,199,636,241
Other Countries	503,032,287	604,694,293	-	1,107,726,580
Latin America	328,647,829	39,475,739	13,355,680	381,479,248
Total Equities	1,018,577,592	6,098,280,293	13,355,680	7,130,213,565
Total Short-Term Investments	264,736,110	-	-	264,736,110
Total Securities Lending Collateral	148,329,046	-	-	148,329,046
Total Investments	$1,431,642,748	$6,098,280,293	$13,355,680	$7,543,278,721

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  There were no transfers of financial assets between levels 1 and 2 during the period.

  Quantitative information pertaining to Level 3 unobservable fair value measurements

	Fair Value at 3/31/13	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
Equities	$13,355,680	Market comparable companies	Discount for lack of marketability	-5	% to +2% (-10%)

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include but are not limited to trades of similar securities, estimated earnings of the company, market multiples derived from a set of comparable companies, and the position of the security within the company's capital structure. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement

Columbia Acorn International

Portfolio Diversification (Unaudited)

At March 31, 2013, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Consumer Goods & Services
Retail	$584,821,687	7.8
Casinos & Gaming	302,418,156	4.1
Food & Beverage	273,797,867	3.7
Nondurables	175,014,332	2.4
Other Durable Goods	141,214,934	1.9
Other Consumer Services	117,085,296	1.6
Restaurants	92,478,807	1.2
Consumer Goods Distribution	71,227,335	1.0
Travel	66,465,421	0.9
Apparel	39,988,873	0.5
Educational Services	27,122,722	0.4
Furniture & Textiles	16,500,000	0.2
Other Entertainment	5,175,727	0.1
	1,913,311,157	25.8
> Industrial Goods & Services
Other Industrial Services	474,113,500	6.4
Industrial Materials & Specialty Chemicals	452,227,213	6.1
Machinery	416,461,540	5.6
Construction	147,899,294	2.0
Electrical Components	108,587,556	1.5
Conglomerates	94,757,025	1.3
Industrial Distribution	52,178,643	0.7
Outsourcing Services	42,774,377	0.6
	1,788,999,148	24.2
> Information
Computer Hardware & Related Equipment	245,244,252	3.3
Mobile Communications	223,412,524	3.0
Business Software	208,336,630	2.8
Internet Related	143,233,927	1.9
Computer Services	95,173,757	1.3
Financial Processors	77,051,571	1.0
Instrumentation	70,653,703	1.0
Semiconductors & Related Equipment	52,950,450	0.7
Electronics Distribution	30,068,217	0.4
Telephone & Data Services	22,145,963	0.3
TV Broadcasting	12,596,364	0.2
Satellite Broadcasting & Services	10,713,723	0.1
Advertising	4,107,828	0.1
	1,195,688,909	16.1
	Value	Percentage of Net Assets
> Other Industries
Real Estate	$570,718,511	7.7
Transportation	145,930,966	1.9
Regulated Utilities	54,758,478	0.7
	771,407,955	10.3
> Finance
Insurance	249,546,653	3.4
Banks	180,593,971	2.4
Brokerage & Money Management	145,037,129	2.0
Finance Companies	81,466,669	1.1
Specialized Finance	17,963,560	0.2
	674,607,982	9.1
> Energy & Minerals
Oil Services	261,872,979	3.5
Mining	213,058,423	2.9
Oil & Gas Producers	57,365,415	0.8
Agricultural Commodities	25,935,106	0.4
Oil Refining, Marketing & Distribution	16,043,403	0.2
	574,275,326	7.8
> Health Care
Medical Supplies	81,936,735	1.1
Medical Equipment & Devices	80,490,171	1.1
Health Care Services	34,626,427	0.5
Pharmaceuticals	14,869,755	0.2
	211,923,088	2.9
Total Equities:	7,130,213,565	96.2
Short-Term Investments:	264,736,110	3.6
Securities Lending Collateral:	148,329,046	2.0
Total Investments:	7,543,278,721	101.8
Obligation to Return Collateral for Securities Loaned:	(148,329,046)	(2.0)
Cash and Other Assets Less Liabilities:	12,254,727	0.2
Net Assets:	$7,407,204,402	100.0

Columbia Acorn USA

Major Portfolio Changes in the First Quarter (Unaudited)

	Number of Shares
	12/31/12	3/31/13
Purchases
Information
InContact	0	160,200
Liquidity Services	81,000	153,000
Rogers	4,558	67,000
RPX	0	155,948
Industrial Goods & Services
Thermon	260,000	386,000
WESCO International	0	41,000
Consumer Goods & Services
Caesarstone (Israel)	200,000	243,814
Casey's General Stores	63,000	113,000
Quiksilver	0	475,000
Finance
CAI International	542,055	569,208
Kennedy-Wilson Holdings	0	200,000
Health Care
Alnylam Pharmaceuticals	0	145,000
Synageva Biopharma	197,000	210,553
Other Industries
Coresite Realty	0	42,628
Energy & Minerals
Hornbeck Offshore	0	74,000
	Number of Shares
	12/31/12	3/31/13
Sales
Information
Ansys	329,000	299,000
Bally Technologies	660,000	600,000
Boingo Wireless	400,000	364,000
Concur Technologies	196,000	178,000
Entravision Communications	875,000	0
ExlService Holdings	556,000	506,000
Finisar	732,000	666,000
II-VI	1,317,000	1,242,000
Informatica	910,000	745,000
IPG Photonics	525,000	504,000
Ixia	813,000	740,000
Micros Systems	633,000	340,000
NetSuite	197,000	179,000
Pericom Semiconductor	390,000	0
SBA Communications	300,000	273,000
Syntel	87,000	0
tw telecom	1,457,000	1,325,000
Velti	400,000	364,000
Virtusa	192,000	175,000
WMS Industries	83,500	0
WNS - ADR (India)	359,000	327,000
Industrial Goods & Services
Ametek	1,082,000	984,000
Donaldson	890,000	855,000
Oshkosh Corporation	76,000	0
Polypore International	227,000	207,000
Consumer Goods & Services
Abercrombie & Fitch	468,500	362,500
Avis Budget Group	1,300,950	1,183,950
Cavco Industries	206,000	187,000
Herman Miller	78,000	0
Hertz	675,000	614,000
Interface	756,000	688,000
Knoll	880,000	658,502
lululemon athletica	522,000	198,000
Pinnacle Entertainment	698,000	635,000
Ryman Hospitality Properties	997,722	907,722
Saks	715,000	351,000
Skullcandy	213,494	0
Finance
Associated Banc-Corp	1,053,000	993,000
CVB Financial	210,000	0
Eaton Vance	203,500	0
H & E Equipment Services	357,861	189,000
MB Financial	833,000	801,000
ViewPoint Financial	602,487	548,487
World Acceptance	315,000	287,000

	Number of Shares
	12/31/12	3/31/13
Sales (continued)
Heath Care
Alexion Pharmaceuticals	63,000	0
ARIAD Pharmaceuticals	466,000	388,000
Auxilium Pharmaceuticals	103,527	0
BioMarin Pharmaceutical	381,000	228,000
Cepheid	587,600	574,600
Health Management Associates	664,900	604,900
NPS Pharmaceuticals	1,196,450	729,000
Raptor Pharmaceutical	259,000	0
Seattle Genetics	696,000	645,000
Other Industries
Dupont Fabros Technology	499,100	356,738
EdR	1,084,800	986,800
World Fuel Services	128,000	0
Energy & Minerals
Atwood Oceanics	725,000	660,000
Augusta Resource	180,000	0
Chart Industries	27,050	0
PDC Energy	182,000	166,000

Columbia Acorn USA

Statement of Investments (Unaudited), March 31, 2013

Number of Shares		Value
		Equities: 98.2%
Information 28.2%
	> Business Software 7.2%
745,000	Informatica (a)	$25,680,150
	Enterprise Data Integration Software
299,000	Ansys (a)	24,344,580
	Simulation Software for Engineers & Designers
340,000	Micros Systems (a)	15,473,400
	Information Systems for Hotels, Restaurants & Retailers
179,000	NetSuite (a)	14,330,740
	End-to-end IT Systems Solutions Delivered Over the Web
290,000	SPS Commerce (a)	12,374,300
	Supply Chain Management Software Delivered Via the Web
178,000	Concur Technologies (a)	12,221,480
	Web-enabled Cost & Expense Management Software
158,542	RealPage (a)	3,283,405
	Software for Managing Rental Properties Delivered Via the Web
310,000	Exa (a)	2,951,200
	Simulation Software
160,200	InContact	1,296,018
	Call Center Systems Delivered Via the Web & Telco Services
364,000	Velti (a)(b)	720,720
	Mobile Marketing Software Platform
28,561	Envestnet	500,103
	Technology Platform for Investment Advisors
		113,176,096
	> Instrumentation 4.8%
164,000	Mettler-Toledo International (a)	34,968,080
	Laboratory Equipment
504,000	IPG Photonics (b)	33,470,640
	Fiber Lasers
274,000	Trimble Navigation (a)	8,209,040
	GPS-based Instruments
		76,647,760
	> Semiconductors & Related Equipment 3.8%
628,000	Microsemi (a)	14,550,760
	Analog/Mixed Signal Semiconductors
238,000	Ultratech (a)	9,408,140
	Semiconductor Equipment
1,189,000	Atmel (a)	8,275,440
	Microcontrollers, Radio Frequency & Memory Semiconductors
333,000	Monolithic Power Systems	8,115,210
	High Performance Analog & Mixed Signal Integrated Circuits
874,000	ON Semiconductor (a)	7,236,720
	Mixed Signal & Power Management Semiconductors
978,000	TriQuint Semiconductor (a)	4,938,900
	Radio Frequency Semiconductors
118,000	Semtech (a)	4,176,020
	Analog Semiconductors
Number of Shares		Value
45,000	Hittite Microwave (a)	$2,725,200
	Radio Frequency, Microwave & Millimeterwave Semiconductors
		59,426,390
	> Telephone & Data Services 2.2%
1,325,000	tw telecom (a)	33,376,750
	Fiber Optic Telephone/Data Services
364,000	Boingo Wireless (a)(b)	2,009,280
	Wholesale & Retail WiFi Networks
		35,386,030
	> Computer Hardware & Related Equipment 2.1%
1,242,000	II-VI (a)	21,163,680
	Laser Optics & Specialty Materials
146,000	Nice Systems - ADR (Israel) (a)	5,377,180
	Audio & Video Recording Solutions
67,000	Rogers (a)	3,190,540
	Printed Circuit Materials & High-performance Foams
88,000	Netgear (a)	2,948,880
	Networking Products for Small Business & Home
		32,680,280
	> Computer Services 2.1%
506,000	ExlService Holdings (a)	16,637,280
	Business Process Outsourcing
327,000	WNS - ADR (India) (a)	4,819,980
	Offshore BPO (Business Process Outsourcing) Services
175,000	Virtusa (a)	4,158,000
	Offshore IT Outsourcing
582,000	RCM Technologies	3,526,920
	Technology & Engineering Services
706,766	Hackett Group	3,229,921
	IT Integration & Best Practice Research
		32,372,101
	> Gaming Equipment & Services 2.0%
600,000	Bally Technologies (a)	31,182,000
	Slot Machines & Software
	> Telecommunications Equipment 1.7%
740,000	Ixia (a)	16,013,600
	Telecom Network Test Equipment
666,000	Finisar (a)	8,784,540
	Optical Subsystems & Components
294,278	Infinera (a)	2,059,946
	Optical Networking Equipment
		26,858,086
	> Mobile Communications 1.2%
273,000	SBA Communications (a)	19,661,460
	Communications Towers
	> Financial Processors 0.7%
139,000	Global Payments	6,902,740
	Credit Card Processor
153,000	Liquidity Services (a)(b)	4,560,930
	E-Auctions for Surplus & Salvage Goods
		11,463,670

Number of Shares		Value
	> Contract Manufacturing 0.3%
215,000	Plexus (a)	$5,226,650
	Electronic Manufacturing Services
	> Business Information & Marketing Services 0.1%
155,948	RPX	2,200,426
	Patent Aggregation & Defensive Patent Consulting
Information: Total		446,280,949
Industrial Goods & Services 19.1%
	> Machinery 14.8%
718,200	Nordson	47,365,290
	Dispensing Systems for Adhesives & Coatings
984,000	Ametek	42,666,240
	Aerospace/Industrial Instruments
760,000	ESCO Technologies	31,053,600
	Automatic Electric Meter Readers
855,000	Donaldson	30,942,450
	Industrial Air Filtration
606,000	HEICO	20,791,860
	FAA Approved Aircraft Replacement Parts
436,000	Moog (a)	19,981,880
	Motion Control Products for Aerospace, Defense & Industrial Markets
237,000	Toro	10,911,480
	Turf Maintenance Equipment
224,000	Kennametal	8,744,960
	Consumable Cutting Tools
207,000	Polypore International (a)(b)	8,317,260
	Battery Separators & Filtration Media
166,963	Generac	5,900,472
	Standby Power Generators
26,000	Middleby (a)	3,955,900
	Manufacturer of Cooking Equipment
97,000	Dorman Products	3,609,370
	Aftermarket Auto Parts Distributor
		234,240,762
	> Industrial Materials & Specialty Chemicals 1.5%
539,000	Drew Industries	19,571,090
	RV & Manufactured Home Components
164,000	Polyone	4,003,240
	Intermediate Stage Chemicals Producer
		23,574,330
	> Electrical Components 1.3%
190,000	Acuity Brands	13,176,500
	Commercial Lighting Fixtures
386,000	Thermon (a)	8,573,060
	Global Engineered Thermal Solutions
		21,749,560
	> Other Industrial Services 0.7%
188,000	Forward Air	7,010,520
	Freight Transportation Between Airports
496,643	Acorn Energy (b)	3,650,326
	Frac Well Exploration/Monitoring Device, Sonar Security, Electric Grid Monitoring
		10,660,846
Number of Shares		Value
	> Construction 0.4%
164,000	Fortune Brands Home & Security (a)	$6,138,520
	Home Building Supplies & Small Locks
	> Industrial Distribution 0.2%
41,000	WESCO International	2,977,010
	Industrial Distributor
	> Waste Management 0.2%
82,000	Waste Connections	2,950,360
	Solid Waste Management
Industrial Goods & Services: Total		302,291,388
Consumer Goods & Services 16.4%
	> Travel 6.4%
907,722	Ryman Hospitality Properties (b)	41,528,281
	Convention Hotels
1,183,950	Avis Budget Group (a)	32,949,329
	Second Largest Car Rental Company
614,000	Hertz (a)	13,667,640
	Largest U.S. Rental Car Operator
173,000	Choice Hotels	7,319,630
	Franchisor of Budget Hotel Brands
135,000	HomeAway (a)	4,387,500
	Vacation Rental Online Marketplace
29,000	Vail Resorts	1,807,280
	Ski Resort Operator & Developer
		101,659,660
	> Retail 4.3%
805,000	Pier 1 Imports	18,515,000
	Home Furnishing Retailer
362,500	Abercrombie & Fitch	16,747,500
	Teen Apparel Retailer
198,000	lululemon athletica (a)	12,345,300
	Premium Active Apparel Retailer
224,000	Shutterfly (a)	9,894,080
	Internet Photo-centric Retailer
113,000	Casey's General Stores	6,587,900
	Owner/Operator of Convenience Stores
351,000	Saks (a)	4,025,970
	Luxury Department Store Retailer
		68,115,750
	> Furniture & Textiles 2.0%
688,000	Interface	13,223,360
	Modular Carpet
658,502	Knoll	11,938,641
	Office Furniture
243,814	Caesarstone (Israel) (a)	6,436,690
	Quartz Countertops
		31,598,691
	> Consumer Goods Distribution 1.1%
358,000	Pool	17,184,000
	Swimming Pool Supplies & Equipment Distributor
	> Other Consumer Services 0.6%
233,000	Lifetime Fitness (a)	9,967,740
	Sport & Fitness Club Operator

Columbia Acorn USA

Statement of Investments (Unaudited), continued

Number of Shares		Value
	> Casinos & Gaming 0.6%
635,000	Pinnacle Entertainment (a)	$9,283,700
	Regional Casino Operator
	> Nondurables 0.6%
238,000	Helen of Troy (a)	9,129,680
	Personal Care, Housewares, Healthcare & Home Environment Products
	> Other Durable Goods 0.5%
187,000	Cavco Industries (a)	8,895,590
	Manufactured Homes
	> Apparel 0.2%
475,000	Quiksilver	2,883,250
	Action Sports Lifestyle Branded Apparel & Footwear
	> Food & Beverage 0.1%
136,000	Boulder Brands (a)	1,221,280
	Healthy Food Products
	> Educational Services —%
34,350	ITT Educational Services (a)(b)	473,343
	Postsecondary Degree Services
Consumer Goods & Services: Total		260,412,684
Finance 13.8%
	> Banks 7.2%
801,000	MB Financial	19,360,170
	Chicago Bank
993,000	Associated Banc-Corp	15,083,670
	Midwest Bank
164,000	SVB Financial Group (a)	11,634,160
	Bank to Venture Capitalists
392,597	Lakeland Financial	10,478,414
	Indiana Bank
173,000	City National	10,191,430
	Bank & Asset Manager
487,000	TCF Financial	7,285,520
	Great Lakes Bank
228,000	Hancock Holding	7,049,760
	Gulf Coast Bank
1,345,200	First Busey	6,147,564
	Illinois Bank
566,750	Valley National Bancorp (b)	5,803,520
	New Jersey/New York Bank
738,000	First Commonwealth	5,505,480
	Western Pennsylvania Bank
191,000	Eagle Bancorp (a)	4,180,990
	Metro Washington, D.C. Bank
695,000	TrustCo Bank	3,878,100
	New York State Bank
171,826	Sandy Spring Bancorp	3,453,702
	Baltimore, Washington, D.C. Bank
774,247	Guaranty Bancorp (a)	1,625,919
	Colorado Bank
82,000	TriCo Bancshares	1,402,200
	California Central Valley Bank
89,700	Hudson Valley	1,337,427
	Metro New York City Bank
		114,418,026
Number of Shares		Value
	> Finance Companies 4.6%
287,000	World Acceptance (a)(b)	$24,644,690
	Personal Loans
569,208	CAI International (a)	16,404,575
	International Container Leasing
389,000	Textainer Group Holdings	15,384,950
	Top International Container Leasor
315,000	McGrath Rentcorp	9,796,500
	Temporary Space & IT Rentals
189,000	H & E Equipment Services	3,855,600
	Heavy Equipment Leasing
91,000	Marlin Business Services	2,110,290
	Small Equipment Leasing
		72,196,605
	> Savings & Loans 1.1%
548,487	ViewPoint Financial	11,030,074
	Texas Thrift
128,000	Berkshire Hills Bancorp	3,269,120
	Northeast Thrift
157,073	Simplicity Bancorp	2,360,807
	Los Angeles Savings & Loan
		16,660,001
	> Insurance 0.5%
35,000	Enstar Group (a)	4,350,150
	Insurance/Reinsurance & Related Services
45,000	Allied World Holdings	4,172,400
	Commerical Lines Insurance/Reinsurance
		8,522,550
	> Brokerage & Money Management 0.4%
139,000	SEI Investments	4,010,150
	Mutual Fund Administration & Investment Management
200,000	Kennedy-Wilson Holdings	3,102,000
	Global Distress Real Estate
		7,112,150
Finance: Total		218,909,332
Health Care 9.3%
	> Biotechnology & Drug Delivery 5.5%
645,000	Seattle Genetics (a)	22,903,950
	Antibody-based Therapies for Cancer
228,000	BioMarin Pharmaceutical (a)	14,195,280
	Biotech Focused on Orphan Diseases
210,553	Synageva Biopharma (a)	11,563,571
	Biotech Focused on Orphan Diseases
91,000	Onyx Pharmaceuticals (a)	8,086,260
	Commercial-stage Biotech Focused on Cancer
729,000	NPS Pharmaceuticals (a)	7,428,510
	Orphan Drugs & Healthy Royalties
388,000	ARIAD Pharmaceuticals (a)	7,018,920
	Biotech Focused on Cancer
186,000	Sarepta Therapeutics (a)(b)	6,872,700
	Biotech Focused on Rare Diseases
145,000	Alnylam Pharmaceuticals	3,533,650
	Biotech Developing Drugs for Rare Diseases

Number of Shares		Value
	> Biotechnology & Drug Delivery—continued
364,000	InterMune (a)	$3,294,200
	Drugs for Pulmonary Fibrosis & Hepatitis C
419,511	Chelsea Therapeutics International (a)(b)	855,803
	Biotech Focused on Rare Diseases
67,263	Coronado Biosciences	653,796
	Development-stage Biotech
18,181	Metabolex (a)(c)(d)	1,818
	Diabetes Drug Development
		86,408,458
	> Medical Supplies 1.8%
574,600	Cepheid (a)	22,047,402
	Molecular Diagnostics
87,000	Techne	5,902,950
	Cytokines, Antibodies & Other Reagents for Life Science
		27,950,352
	> Medical Equipment & Devices 1.0%
224,012	Sirona Dental Systems (a)	16,516,405
	Manufacturer of Dental Equipment
	> Pharmaceuticals 0.5%
584,000	Akorn (a)	8,076,720
	Develops, Manufactures & Sells Specialty Generic Drugs
121,180	Alimera Sciences (a)(b)	372,022
	Ophthalmology-focused Pharmaceutical Company
		8,448,742
	> Health Care Services 0.5%
604,900	Health Management Associates (a)	7,785,063
	Non-urban Hospitals
Health Care: Total		147,109,020
Other Industries 6.9%
	> Real Estate 6.1%
832,000	Extra Space Storage	32,672,640
	Self Storage Facilities
496,200	Biomed Realty Trust	10,717,920
	Life Science-focused Office Buildings
986,800	EdR	10,391,004
	Student Housing
491,000	Associated Estates Realty	9,152,240
	Multifamily Properties
356,738	Dupont Fabros Technology	8,658,031
	Data Centers
1,255,000	Kite Realty Group	8,458,700
	Community Shopping Centers
871,000	DCT Industrial Trust	6,445,400
	Industrial Properties
91,000	Post Properties	4,286,100
	Multifamily Properties
182,000	St. Joe (a)(b)	3,867,500
	Florida Panhandle Landowner
42,628	Coresite Realty	1,491,128
	Data Centers
		96,140,663
Number of Shares		Value
	> Transportation 0.8%
468,091	Rush Enterprises, Class A (a)	$11,290,355
105,000	Rush Enterprises, Class B (a)	2,163,000
	Truck Sales & Service
		13,453,355
Other Industries: Total		109,594,018
Energy & Minerals 4.5%
	> Oil Services 2.4%
660,000	Atwood Oceanics (a)	34,676,400
	Offshore Drilling Contractor
74,000	Hornbeck Offshore	3,438,040
	Supply Vessel Operator in U.S. Gulf of Mexico
		38,114,440
	> Oil & Gas Producers 1.4%
166,000	PDC Energy (a)	8,228,620
	Oil & Gas Producer in U.S.
90,000	SM Energy	5,329,800
	Oil & Gas Producer
83,000	Rosetta Resources (a)	3,949,140
	Oil & Gas Producer Exploring in Texas
158,000	Approach Resources (a)	3,888,380
	Oil & Gas Producer in West Texas Permian
464,000	Quicksilver Resources (a)(b)	1,044,000
	Natural Gas & Coal Seam Gas Producer
		22,439,940
	> Mining 0.7%
70,000	Core Labs (Netherlands)	9,654,400
	Oil & Gas Reservoir Consulting
546,000	Alexco Resource (a)	1,812,720
	Mining, Exploration & Environmental Services
		11,467,120
Energy & Minerals: Total		72,021,500
Total Equities: 98.2% (Cost: $910,415,604)		1,556,618,891	(e)(f)
Short-Term Investments: 1.7%
26,910,566	J.P. Morgan U.S. Government Money Market Fund - Agency Shares (7 day yield of 0.01%)	26,910,566
Total Short-Term Investments: 1.7% (Cost: $26,910,566)		26,910,566

Columbia Acorn USA

Statement of Investments (Unaudited), continued

Number of Shares		Value
Securities Lending Collateral: 4.0%
62,924,490	Dreyfus Government Cash Management Fund - Institutional Shares (7 day yield of 0.01%) (g)	$62,924,490
Total Securities Lending Collateral: 4.0% (Cost: $62,924,490)		62,924,490
Total Investments: 103.9% (Cost: $1,000,250,660)(h)		1,646,453,947	(i)
Obligation to Return Collateral for Securities Loaned: (4.0)%		(62,924,490)
Cash and Other Assets Less Liabilities: 0.1%		1,265,884
Net Assets: 100.0%		$1,584,795,341

ADR – American Depositary Receipts

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at March 31, 2013. The total market value of securities on loan at March 31, 2013 was $61,666,096.

(c)  Illiquid security.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. This security is valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At March 31, 2013, the market value of this security amounted to $1,818, which represented less than 0.01% of total net assets. Additional information on this security is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Metabolex	2/11/00	18,181	$1,999,910	$1,818

(e)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended March 31, 2013, are as follows:

Security	Balance of Shares Held 12/31/12	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 3/31/13	Value	Dividend
RCM Technologies (1)	640,000	-	58,000	582,000	$3,526,920	$-

(1) At March 31, 2013, the Fund owned less than five percent of the company's outstanding voting shares.

(f)  On March 31, 2013, the market value of foreign securities represented 1.66% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Israel	$11,813,870	0.75
Netherlands	9,654,400	0.61
India	4,819,980	0.30
Total Foreign Portfolio	$26,288,250	1.66

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At March 31, 2013, for federal income tax purposes, the cost of investments was $1,000,250,660 and net unrealized appreciation was $646,203,287 consisting of gross unrealized appreciation of $693,222,777 and gross unrealized depreciation of $47,019,490.

(i)  Securities are valued using policies described in the Notes to Financial Statements in the most recent shareholder report.

> Notes to Statement of Investments

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of March 31, 2013, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$446,280,949	$-	$-	$446,280,949
Industrial Goods & Services	302,291,388	-	-	302,291,388
Consumer Goods & Services	260,412,684	-	-	260,412,684
Finance	218,909,332	-	-	218,909,332
Health Care	147,107,202	-	1,818	147,109,020
Other Industries	109,594,018	-	-	109,594,018
Energy & Minerals	72,021,500	-	-	72,021,500
Total Equities	1,556,617,073	-	1,818	1,556,618,891
Total Short-Term Investments	26,910,566	-	-	26,910,566
Total Securities Lending Collateral	62,924,490	-	-	62,924,490
Total Investments	$1,646,452,129	$-	$1,818	$1,646,453,947

  There were no transfers of financial assets between levels 1 and 2 during the period.

  The fund does not hold any significant investments categorized as Level 3.

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include but are not limited to trades of similar securities, estimated earnings of the company, market multiples derived from a set of comparable companies, and the position of the security within the company's capital structure. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

Columbia Acorn International Select

Major Portfolio Changes in the First Quarter (Unaudited)

	Number of Shares
	12/31/12	3/31/13
Purchases
Asia
> Japan
Familymart	0	95,000
FP Corporation	55,400	59,000
Itochu Techno-Science	0	134,000
NGK Spark Plug	0	632,000
Orix JREIT	0	2,655
Park24	110,400	210,000
Rinnai	0	79,000
Start Today	869,000	936,100
> Singapore
CDL Hospitality Trust	0	2,349,000
Mapletree Commercial Trust	0	3,012,000
> Korea
Coway	0	88,800
Hyundai Motor	0	51,000
Kepco Plant Service & Engineering	0	157,000
> Indonesia
Archipelago Resources	11,136,600	11,903,000
> Hong Kong
Mapletree Greater China Commercial Trust	0	4,932,000
Melco International	0	2,391,000
Other Countries
> Australia
Regis Resources	562,088	1,213,715
> United States
SM Energy	52,000	66,000
> South Africa
Coronation Fund Mergers	0	846,448
Europe
> United Kingdom
JLT Group	501,000	812,116
Smith & Nephew	0	314,515
> Denmark
Jyske Bank	0	113,356
SimCorp	0	14,400
> Switzerland
Partners Group	19,800	24,000
> France
Neopost	0	65,000
Latin America
> Brazil
Beadell Resources	2,755,603	6,667,760
	Number of Shares
	12/31/12	3/31/13
Sales
Asia
> Japan
Miraca Holdings	187,000	0
Seven Bank	5,421,000	4,520,000
> Singapore
Ascendas REIT	13,130,000	11,081,000
Mapletree Industrial Trust	16,000,000	13,429,001
Mapletree Logistics Trust	14,162,000	11,748,000
> Taiwan
Far EasTone Telecom	11,103,000	9,985,000
Taiwan Mobile	4,810,000	4,242,000
> Korea
Hite Jinro	156,680	118,360
Other Countries
> Australia
Challenger Financial	4,170,000	3,214,907
Commonwealth Property Office Fund	12,057,000	3,310,000
IAG	1,335,000	1,089,000
UGL	498,000	0
> United States
Allied Nevada Gold	277,000	161,000
> South Africa
Rand Merchant Insurance	3,106,606	0
> Canada
Alamos Gold	643,000	25,180
Central Fund of Canada	263,000	0
Goldcorp	500,000	21,500
> New Zealand
Telecom NZ	1,980,000	0
Europe
> Germany
Wirecard	355,000	150,000
> France
Gemalto	45,000	0
> Sweden
Hexagon	192,000	140,000
> Netherlands
Imtech	184,186	176,586
Latin America
> Mexico
Fresnillo	745,000	200,326

Columbia Acorn International Select

Statement of Investments (Unaudited), March 31, 2013

Number of Shares		Value
		Equities: 92.0%
Asia 56.7%
	> Japan 18.4%
4,520,000	Seven Bank	$14,553,897
	ATM Processing Services
936,100	Start Today (a)	11,883,354
	Online Japanese Apparel Retailer
632,000	NGK Spark Plug	9,692,794
	Automobile Parts
134,000	Itochu Techno-Science	6,634,107
	IT Network Equipment Sales & Services
79,000	Rinnai	5,632,126
	Gas Appliances for Household & Commercial Use
440	Nippon Prologis REIT (b)	4,790,992
	Logistics REIT in Japan
95,000	Familymart	4,342,205
	Japanese Convenience Store Operator
210,000	Park24	4,111,339
	Parking Lot Operator
59,000	FP Corporation	3,948,378
	Disposable Food Trays & Containers
2,655	Orix JREIT	3,749,186
	Diversified REIT
		69,338,378
	> Singapore 15.2%
11,081,000	Ascendas REIT	23,284,403
	Industrial Property Landlord
13,429,001	Mapletree Industrial Trust	15,211,630
	Industrial Property Landlord
11,748,000	Mapletree Logistics Trust	11,516,658
	Industrial Property Landlord
2,349,000	CDL Hospitality Trust	3,888,873
	Hotel Owner/Operator
3,012,000	Mapletree Commercial Trust	3,268,353
	Retail & Office Property Landlord
		57,169,917
	> Taiwan 11.9%
9,985,000	Far EasTone Telecom	22,644,901
	Taiwan's Third Largest Mobile Operator
4,242,000	Taiwan Mobile	14,356,530
	Taiwan's Second Largest Mobile Operator
3,947,000	CTCI Corp	7,625,477
	International Engineering Firm
		44,626,908
	> Korea 5.1%
157,000	Kepco Plant Service & Engineering	7,918,706
	Power Plant & Grid Maintenance
88,800	Coway (b)	3,942,764
	Household Appliance Rental Service Provider
51,000	Hyundai Motor	3,913,754
	Global Automaker
118,360	Hite Jinro	3,466,504
	Beer & Spirits Manufacturer
		19,241,728
Number of Shares		Value
	> Indonesia 2.8%
11,903,000	Archipelago Resources (a)(b)	$10,444,671
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
	> Hong Kong 2.2%
2,391,000	Melco International	4,158,876
	Macau Casino Operator
4,932,000	Mapletree Greater China Commercial Trust (b)	4,135,349
	Retail & Office Property Landlord
		8,294,225
	> China 1.1%
2,770,000	Want Want	4,267,065
	Chinese Branded Consumer Food Company
Asia: Total		213,382,892
Other Countries 16.0%
	> Australia 7.6%
3,214,907	Challenger Financial	12,943,345
	Largest Annuity Provider
1,089,000	IAG	6,496,608
	General Insurance Provider
1,213,715	Regis Resources (b)	5,265,989
	Gold Mining in Australia
3,310,000	Commonwealth Property Office Fund	3,831,342
	Australia Prime Office REIT
		28,537,284
	> United States 2.9%
82,000	Atwood Oceanics (b)	4,308,280
	Offshore Drilling Contractor
66,000	SM Energy	3,908,520
	Oil & Gas Producer
161,000	Allied Nevada Gold (b)	2,650,060
	Gold & Silver Mining
		10,866,860
	> South Africa 2.8%
95,700	Naspers	5,961,931
	Media in Africa, China, Russia & Other Emerging Markets
846,448	Coronation Fund Managers	4,418,508
	South African Fund Manager
		10,380,439
	> Canada 1.7%
91,400	CCL Industries	5,389,438
	Largest Global Label Converter
21,500	Goldcorp	723,045
	Gold Mining
25,180	Alamos Gold	345,780
	Gold Mining
		6,458,263
	> Israel 1.0%
307,000	Israel Chemicals	3,978,149
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
Other Countries: Total		60,220,995

Columbia Acorn International Select

Statement of Investments (Unaudited), continued

Number of Shares		Value
Europe 13.2%
	> United Kingdom 4.8%
812,116	JLT Group	$10,501,080
	International Business Insurance Broker
74,000	Intertek Group	3,815,065
	Testing, Inspection, Certification Services
314,515	Smith & Nephew	3,631,962
	Medical Equipment & Supplies
		17,948,107
	> Denmark 2.0%
14,400	SimCorp (a)	3,869,145
	Software for Investment Managers
113,356	Jyske Bank (b)	3,868,593
	Danish Bank
		7,737,738
	> Switzerland 1.6%
24,000	Partners Group	5,923,523
	Private Markets Asset Management
	> Iceland 1.2%
3,488,000	Marel	4,370,397
	Largest Manufacturer of Poultry & Fish Processing Equipment
	> Germany 1.1%
150,000	Wirecard	4,143,583
	Online Payment Processing & Risk Management
	> France 1.0%
65,000	Neopost (a)	3,893,974
	Postage Meter Machines
	> Sweden 1.0%
140,000	Hexagon	3,823,374
	Design, Measurement & Visualization Software & Equipment
	> Netherlands 0.5%
176,586	Imtech (a)	1,998,505
	Technical Installation & Maintenance
Europe: Total		49,839,201
Latin America 6.1%
	> Guatemala 2.8%
588,000	Tahoe Resources (b)	10,343,614
	Silver Project in Guatemala
	> Brazil 1.7%
6,667,760	Beadell Resources (b)	6,338,654
	Gold Mining in Brazil
Number of Shares		Value
	> Mexico 1.1%
200,326	Fresnillo	$4,127,464
	Silver & Metal Byproduct Mining in Mexico
	> Uruguay 0.5%
191,666	Union Agriculture Group (b)(c)(d)	1,958,826
	Farmland Operator in Uruguay
	> Colombia —%
1,880,000	Santa Maria Petroleum (b)(c)	124,365
	Explores for Oil & Gas in Latin America
Latin America: Total		22,892,923
Total Equities: 92.0% (Cost: $287,246,172)		346,336,011(e)
Short-Term Investments: 7.2%
27,038,077	J.P. Morgan U.S. Government Money Market Fund - Agency Shares (7 day yield of 0.01%)	27,038,077
Total Short-Term Investments: 7.2% (Cost: $27,038,077)		27,038,077
Securities Lending Collateral: 3.0%
11,365,268	Dreyfus Government Cash Management Fund - Institutional Shares (7 day yield of 0.01%) (f)	11,365,268
Total Securities Lending Collateral: 3.0% (Cost: $11,365,268)		11,365,268
Total Investments: 102.2% (Cost: $325,649,517)(g)		384,739,356 (h)
Obligation to Return Collateral for Securities Loaned: (3.0)%		(11,365,268)
Cash and Other Assets Less Liabilities: 0.8%		3,020,912
Net Assets: 100.0%		$376,395,000

REIT - Real Estate Investment Trust

> Notes to Statement of Investments

(a)  All or a portion of this security was on loan at March 31, 2013. The total market value of securities on loan at March 31, 2013 was $10,786,994.

(b)  Non-income producing security.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At March 31, 2013, the market value of these securities amounted to $2,083,191, which represented 0.55% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	191,666	$2,200,000	$1,958,826
Santa Maria Petroleum	1/14/11	1,880,000	2,375,897	124,365
			$4,575,897	$2,083,191

> Notes to Statement of Investments

(d)  Illiquid security.

(e)  On March 31, 2013, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$69,338,378	18.4
Singapore Dollar	61,305,266	16.3
Taiwan Dollar	44,626,908	11.9
Australian Dollar	34,875,938	9.3
British Pound	32,520,242	8.6
South Korean Won	19,241,728	5.1
Other currencies less than 5% of total net assets	84,427,551	22.4
Total Equities	$346,336,011	92.0

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At March 31, 2013, for federal income tax purposes, the cost of investments was $325,649,517 and net unrealized appreciation was $59,089,839 consisting of gross unrealized appreciation of $71,486,087 and gross unrealized depreciation of $12,396,248.

(h)  Securities are valued using policies described in the Notes to Financial Statements in the most recent shareholder report.

  At March 31, 2013, the Fund had entered into the following forward foreign currency exchange contract:

Forward Foreign Currency Exchange Contracts to Buy	Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Appreciation (Depreciation)
USD	ZAR	102,021,700	$11,000,000	4/15/13	$(75,534)

The counterparty for all forward foreign currency exchange contracts is State Street Bank and Trust Company.

USD - United States Dollar

ZAR - South African Rand

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

Columbia Acorn International Select

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of March 31, 2013, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$-	$213,382,892	$-	$213,382,892
Other Countries	17,325,123	42,895,872	-	60,220,995
Europe	-	49,839,201	-	49,839,201
Latin America	10,343,614	10,590,483	1,958,826	22,892,923
Total Equities	27,668,737	316,708,448	1,958,826	346,336,011
Total Short-Term Investments	27,038,077	-	-	27,038,077
Total Securities Lending Collateral	11,365,268	-	-	11,365,268
Total Investments	$66,072,082	$316,708,448	$1,958,826	$384,739,356
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	-	(75,534)	-	(75,534)
Total	$66,072,082	$316,632,914	$1,958,826	$384,663,822

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  There were no transfers of financial assets between levels 1 and 2 during the period.

  The Fund does not hold any significant investments categorized as Level 3.

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include but are not limited to trades of similar securities, estimated earnings of the company, market multiples derived from a set of comparable companies, and the position of the security within the company's capital structure. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

Columbia Acorn International Select

Portfolio Diversification (Unaudited)

At March 31, 2013, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Other Industries
Real Estate	$73,676,786	19.6
	73,676,786	19.6
> Information
Mobile Communications	37,001,431	9.8
Business Software	7,692,519	2.0
Computer Services	6,634,107	1.8
Internet Related	5,961,931	1.6
Financial Processors	4,143,583	1.1
	61,433,571	16.3
> Finance
Insurance	29,941,033	8.0
Banks	18,422,490	4.9
Brokerage & Money Management	10,342,030	2.7
	58,705,553	15.6
> Consumer Goods & Services
Other Durable Goods	19,238,674	5.1
Retail	16,225,559	4.3
Food & Beverage	7,733,569	2.1
Nondurables	5,389,437	1.4
Casinos & Gaming	4,158,876	1.1
Other Consumer Services	3,942,765	1.1
	56,688,880	15.1
> Energy & Minerals
Mining	40,239,277	10.7
Oil Services	4,308,280	1.1
Oil & Gas Producers	4,032,885	1.1
Agricultural Commodities	1,958,827	0.5
	50,539,269	13.4
	Value	Percentage of Net Assets
> Industrial Goods & Services
Other Industrial Services	$9,924,909	2.6
Machinery	8,264,372	2.2
Industrial Materials & Specialty Chemicals	7,926,526	2.1
Outsourcing Services	7,918,706	2.1
Construction	7,625,477	2.0
	41,659,990	11.0
> Health Care
Medical Equipment & Devices	3,631,962	1.0
	3,631,962	1.0
Total Equities:	346,336,011	92.0
Short-Term Investments:	27,038,077	7.2
Securities Lending Collateral:	11,365,268	3.0
Total Investments:	384,739,356	102.2
Obligation to Return Collateral for Securities Loaned:	(11,365,268)	(3.0)
Cash and Other Assets Less Liabilities:	3,020,912	0.8
Net Assets:	$376,395,000	100.0

Columbia Acorn Select

Major Portfolio Changes in the First Quarter (Unaudited)

	Number of Shares
	12/31/12	3/31/13
Purchases
Information
F5 Networks	140,000	165,000
Industrial Goods & Services
Forward Air	106,509	160,000
Nordson	214,000	240,000
Consumer Goods & Services
Choice Hotels	87,591	155,000
Lifetime Fitness	0	170,000
ULTA	0	129,000
Vail Resorts	205,000	238,000
Energy & Minerals
Canacol (Colombia)	2,918,740	3,600,000
Kirkland Lake Gold (Canada)	1,200,000	1,550,000
Health Care
Cepheid	320,000	385,000
	Number of Shares
	12/31/12	3/31/13
Sales
Information
Amphenol	510,000	474,000
Atmel	1,140,000	575,000
Crown Castle International	566,000	488,000
SBA Communications	431,000	377,000
WNS - ADR (India)	3,034,100	2,783,000
Industrial Goods & Services
Ametek	1,533,000	1,270,000
Kennametal	713,000	615,000
Pall	426,000	412,000
Consumer Goods & Services
Abercrombie & Fitch	445,000	345,000
Coach	285,000	0
Hertz	2,976,000	2,260,000
ITT Educational Services	223,000	198,000
lululemon athletica	209,000	107,000
RexLot Holdings (China)	187,475,000	119,425,000
Finance
Associated Banc-Corp	1,075,000	1,043,000
City National	496,000	480,000
CNO Financial Group	5,539,000	4,100,000
Discover Financial Services	1,412,000	970,000
SEI Investments	731,000	687,000
Energy & Minerals
Canadian Solar (China)	1,500,000	0
Pacific Rubiales Energy (Colombia)	757,000	690,000
Petromanas (Canada)	17,575,000	12,000,000
Shamaran Petroleum (Iraq)	26,965,500	21,700,000
Tuscany International Drilling (Colombia)	10,559,800	8,259,800
Heath Care
NPS Pharmaceuticals	1,444,255	0
Seattle Genetics	468,000	388,000
Other Industries
Biomed Realty Trust	954,000	924,000
Wisconsin Energy	220,000	0

Columbia Acorn Select

Statement of Investments (Unaudited), March 31, 2013

Number of Shares		Value
		Equities: 98.7%
Information 23.3%
	> Mobile Communications 7.3%
488,000	Crown Castle International (a)	$33,984,320
	Communications Towers
377,000	SBA Communications (a)	27,151,540
	Communications Towers
17,458,546	Globalstar (a)(b)	5,499,442
	Satellite Mobile Voice & Data Carrier
		66,635,302
	> Computer Services 4.5%
2,783,000	WNS - ADR (India) (a)(c)	41,021,420
	Offshore BPO (Business Process Outsourcing) Services
	> Computer Hardware & Related Equipment 3.9%
474,000	Amphenol	35,384,100
	Electronic Connectors
	> Instrumentation 2.5%
107,000	Mettler-Toledo International (a)	22,814,540
	Laboratory Equipment
	> Contract Manufacturing 2.4%
1,880,000	Sanmina (a)	21,356,800
	Electronic Manufacturing Services
	> Telecommunications Equipment 1.6%
165,000	F5 Networks (a)	14,698,200
	Internet Traffic Management Equipment
	> Business Software 0.7%
74,000	Ansys (a)	6,025,080
	Simulation Software for Engineers & Designers
	> Semiconductors & Related Equipment 0.4%
575,000	Atmel (a)	4,002,000
	Microcontrollers, Radio Frequency & Memory Semiconductors
Information: Total		211,937,442
Industrial Goods & Services 23.2%
	> Machinery 17.4%
1,270,000	Ametek	55,067,200
	Aerospace/Industrial Instruments
988,000	Donaldson	35,755,720
	Industrial Air Filtration
412,000	Pall	28,168,440
	Life Science, Water & Industrial Filtration
615,000	Kennametal	24,009,600
	Consumable Cutting Tools
240,000	Nordson	15,828,000
	Dispensing Systems for Adhesives & Coatings
		158,828,960
	> Outsourcing Services 2.6%
839,000	Quanta Services (a)	23,978,620
	Electrical & Telecom Construction Services
Number of Shares		Value
	> Industrial Materials & Specialty Chemicals 1.7%
265,000	FMC Corporation	$15,112,950
	Niche Specialty Chemicals
	> Industrial Distribution 0.8%
74,233	Airgas	7,360,944
	Industrial Gas Distributor
	> Other Industrial Services 0.7%
160,000	Forward Air	5,966,400
	Freight Transportation Between Airports
Industrial Goods & Services: Total		211,247,874
Consumer Goods & Services 18.6%
	> Travel 12.3%
2,260,000	Hertz (a)	50,307,600
	Largest U.S. Rental Car Operator
875,783	Ryman Hospitality Properties (b)	40,067,072
	Convention Hotels
238,000	Vail Resorts	14,832,160
	Ski Resort Operator & Developer
155,000	Choice Hotels	6,558,050
	Franchisor of Budget Hotel Brands
		111,764,882
	> Retail 3.6%
345,000	Abercrombie & Fitch	15,939,000
	Teen Apparel Retailer
129,000	ULTA (a)	10,470,930
	Specialty Beauty Product Retailer
107,000	lululemon athletica (a)	6,671,450
	Premium Active Apparel Retailer
		33,081,380
	> Other Consumer Services 1.2%
170,000	Lifetime Fitness (a)	7,272,600
	Sport & Fitness Club Operator
1,300,000	IFM Investments (Century 21 China RE) - ADR (China) (a)(c)	3,484,000
	Provide Real Estate Services in China
		10,756,600
	> Casinos & Gaming 1.1%
119,425,000	RexLot Holdings (China)	10,482,209
	Lottery Equipment Supplier in China
	> Educational Services 0.3%
198,000	ITT Educational Services (a)(b)	2,728,440
	Postsecondary Degree Services
	> Food & Beverage 0.1%
1,500,000	GLG Life Tech (Canada) (a)(d)	498,750
	Produce an All-natural Sweetener Extracted from the Stevia Plant
Consumer Goods & Services: Total		169,312,261
Finance 16.9%
	> Insurance 5.1%
4,100,000	CNO Financial Group	46,945,000
	Life, Long-term Care & Medical Supplement Insurance

Columbia Acorn Select

Statement of Investments (Unaudited), continued

Number of Shares		Value
	> Banks 4.8%
480,000	City National	$28,276,800
	Bank & Asset Manager
1,043,000	Associated Banc-Corp	15,843,170
	Midwest Bank
		44,119,970
	> Credit Cards 4.8%
970,000	Discover Financial Services	43,494,800
	Credit Card Company
	> Brokerage & Money Management 2.2%
687,000	SEI Investments	19,819,950
	Mutual Fund Administration & Investment Management
Finance: Total		154,379,720
Energy & Minerals 8.5%
	> Oil & Gas Producers 5.1%
690,000	Pacific Rubiales Energy (Colombia)	14,562,780
	Oil Production & Exploration in Colombia
3,600,000	Canacol (Colombia) (a)	11,800,955
	Oil Producer in South America
21,700,000	Shamaran Petroleum (Iraq) (a)	7,049,269
	Oil Exploration & Production in Kurdistan
33,700,000	Petrodorado Energy (Colombia) (a)(c)	5,971,354
	Oil & Gas Exploration & Production in Colombia, Peru & Paraguay
24,000,000	Canadian Overseas Petroleum (United Kingdom) (a)(c)(e)	5,443,323
12,000,000	Canadian Overseas Petroleum - Warrants (United Kingdom) (a)(d)(e)	342,322
	Oil & Gas Exploration/Production in the North Sea
12,000,000	Petromanas (Canada) (a)	1,240,341
	Exploring for Oil in Albania
		46,410,344
	> Agricultural Commodities 1.9%
1,742,424	Union Agriculture Group (Uruguay) (a)(d)(e)	17,807,574
	Farmland Operator in Uruguay
	> Mining 0.9%
1,550,000	Kirkland Lake Gold (Canada) (a)(b)	8,208,889
	Gold Mining
Number of Shares		Value
	> Alternative Energy 0.5%
1,165,000	Real Goods Solar (a)(b)	$2,097,000
	Residential Solar Energy Installer
2,000,000	Synthesis Energy Systems (China) (a)	2,080,000
	Owner/Operator of Gasification Plants
		4,177,000
	> Oil Services 0.1%
8,259,800	Tuscany International Drilling (Colombia) (a)	1,057,020
	South America Based Drilling Rig Contractor
Energy & Minerals: Total		77,660,827
Health Care 4.8%
	> Medical Supplies 3.3%
163,000	Henry Schein (a)	15,085,650
	Largest Distributor of Healthcare Products
385,000	Cepheid (a)	14,772,450
	Molecular Diagnostics
		29,858,100
	> Biotechnology & Drug Delivery 1.5%
388,000	Seattle Genetics (a)	13,777,880
	Antibody-based Therapies for Cancer
Health Care: Total		43,635,980
Other Industries 3.4%
	> Real Estate 3.4%
924,000	Biomed Realty Trust	19,958,400
	Life Science-focused Office Buildings
456,000	Dupont Fabros Technology	11,067,120
	Data Centers
		31,025,520
Other Industries: Total		31,025,520
Total Equities: 98.7% (Cost: $595,910,291)		899,199,624	(f)
Short-Term Investments: 1.2%
10,843,811	J.P. Morgan U.S. Government Money Market Fund - Agency Shares (7 day yield of 0.01%)	10,843,811
Total Short-Term Investments: 1.2% (Cost: $10,843,811)		10,843,811

Number of Shares		Value
Securities Lending Collateral: 2.3%
20,974,050	Dreyfus Government Cash Management Fund - Institutional Shares (7 day yield of 0.01%) (g)	$20,974,050
Total Securities Lending Collateral: 2.3% (Cost: $20,974,050)		20,974,050
Total Investments: 102.2% (Cost: $627,728,152)(h)		931,017,485	(i)
Obligation to Return Collateral for Securities Loaned: (2.3)%		(20,974,050)
Cash and Other Assets Less Liabilities: 0.1%		650,160
Net Assets: 100.0%		$910,693,595

ADR - American Depositary Receipts

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at March 31, 2013. The total market value of securities on loan at March 31, 2013 was $20,389,449.

(c)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended March 31, 2013, are as follows:

Security	Balance of Shares Held 12/31/12	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 3/31/13	Value	Dividend
Canadian Overseas Petroleum	24,000,000	-	-	24,000,000	$5,443,323	$-
Globalstar (1)	19,000,000	-	1,541,454	17,458,546	5,499,442	-
IFM Investments (Century 21 China RE) - ADR	1,300,000	-	-	1,300,000	3,484,000	-
Petrodorado Energy	33,700,000	-	-	33,700,000	5,971,354	-
WNS - ADR	3,034,100	-	251,100	2,783,000	41,021,420	-
Total of Affiliated Transactions	81,034,100	-	1,792,554	79,241,546	$61,419,539	$-

(1)  At March 31, 2013, the Fund owned less than five percent of the company's outstanding voting shares.

The aggregate cost and value of these companies at March 31, 2013, were $62,543,814 and $55,920,097, respectively. Investments in affiliated companies represented 6.14% of the Fund's total net assets at March 31, 2013.

(d)  Illiquid security.

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At March 31, 2013, the market value of these securities amounted to $23,593,219, which represented 2.59% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	1,742,424	$20,000,000	$17,807,574
Canadian Overseas Petroleum	11/24/10	24,000,000	10,260,435	5,443,323
Canadian Overseas Petroleum - Warrants	11/24/10	12,000,000	1,501,964	342,322
			$31,762,399	$23,593,219

Columbia Acorn Select

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments

(f)  On March 31, 2013, the market value of foreign securities represented 14.39% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
India	$41,021,420	4.50
Colombia	33,392,109	3.67
Uruguay	17,807,574	1.96
China	16,046,209	1.76
Canada	9,947,980	1.09
Iraq	7,049,269	0.77
United Kingdom	5,785,645	0.64
Total Foreign Portfolio	$131,050,206	14.39

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At March 31, 2013, for federal income tax purposes, the cost of investments was $627,728,152 and net unrealized appreciation was $303,289,333 consisting of gross unrealized appreciation of $379,837,422 and gross unrealized depreciation of $76,548,089.

(i)  Securities are valued using policies described in the Notes to Financial Statements in the most recent shareholder report.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

> Notes to Statement of Investments

  The following table summarizes the inputs used, as of March 31, 2013, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$211,937,442	$-	$-	$211,937,442
Industrial Goods & Services	211,247,874	-	-	211,247,874
Consumer Goods & Services	158,331,302	10,980,959	-	169,312,261
Finance	154,379,720	-	-	154,379,720
Energy & Minerals	54,067,608	5,785,645	17,807,574	77,660,827
Health Care	43,635,980	-	-	43,635,980
Other Industries	31,025,520	-	-	31,025,520
Total Equities	864,625,446	16,766,604	17,807,574	899,199,624
Total Short-Term Investments	10,843,811	-	-	10,843,811
Total Securities Lending Collateral	20,974,050	-	-	20,974,050
Total Investments	$896,443,307	$16,766,604	$17,807,574	$931,017,485

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price. Warrants which do not trade are valued as a percentage of the actively trading common stock using a model, based on Black Scholes. Securities which have halted or temporarily stopped trading are valued at the last sale and adjusted by a premium or a discount to account for the anticipated re-opening price. These adjustments are determined by the investment manager's experience with similar securities or situations.

  There were no transfers of financial assets between levels 1 and 2 during the period.

  Quantitative information pertaining to Level 3 unobservable fair value measurements

	Fair Value at 3/31/13	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
Equities	$17,807,574	Market comparable companies	Discount for lack of marketability	-5	% to +2% (-10%)

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include but are not limited to trades of similar securities, estimated earnings of the company, market multiples derived from a set of comparable companies, and the position of the security within the company's capital structure. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

Columbia Thermostat Fund

Statement of Investments (Unaudited), March 31, 2013

Number of Shares		Value
	> Affiliated Bond Funds 69.1%
30,560,305	Columbia Short Term Bond Fund, Class I	$305,908,658
22,780,409	Columbia Income Opportunities Fund, Class I	230,309,932
24,375,926	Columbia Intermediate Bond Fund, Class I	229,864,979
Total Affiliated Bond Funds: (Cost: $758,263,956)		766,083,569
	> Affiliated Stock Funds 29.7%
4,036,039	Columbia Dividend Income Fund, Class I	66,029,601
1,505,345	Columbia Acorn International, Class I	65,843,786
1,476,469	Columbia Acorn Fund, Class I	49,417,426
2,740,284	Columbia Contrarian Core Fund, Class I	49,352,519
2,149,781	Columbia Select Large Cap Growth Fund, Class I (a)	33,343,098
1,162,700	Columbia Acorn Select, Class I (a)	32,974,183
2,114,935	Columbia Large Cap Enhanced Core Fund, Class I	32,908,381
Total Affiliated Stock Funds: (Cost: $266,533,871)		329,868,994
Number of Shares		Value
	> Short-Term Investments 0.6%
6,625,255	J.P. Morgan U.S. Government Money Market Fund - Agency Shares (7 day yield of 0.01%)	$6,625,255
Total Short-Term Investments: (Cost: $6,625,255)		6,625,255
Total Investments: 99.4% (Cost: $1,031,423,082)(b)		1,102,577,818	(c)
Cash and Other Assets Less Liabilities: 0.6%		6,601,091
Net Assets: 100.0%		$1,109,178,909

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  At March 31, 2013, for federal income tax purposes, the cost of investments was $1,031,423,082 and net unrealized appreciation was $71,154,736 consisting of gross unrealized appreciation of $71,154,736.

(c)  Securities are valued using policies described in the Notes to Financial Statements in the most recent shareholder report.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include mutual funds whose NAVs are published each day.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

> Notes to Statement of Investments

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of March 31, 2013, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Affiliated Bond Funds	$766,083,569	$-	$-	$766,083,569
Total Affiliated Stock Funds	329,868,994	-	-	329,868,994
Total Short-Term Investments	6,625,255	-	-	6,625,255
Total Investments	$1,102,577,818	$-	$-	$1,102,577,818

  There were no transfers of financial assets between levels 1 and 2 during the period.

Columbia Acorn Emerging Markets Fund

Major Portfolio Changes in the First Quarter (Unaudited)

	Number of Shares
	12/31/12	3/31/13
Purchases
Asia
> Taiwan
Advantech	32,169	76,169
CHC Healthcare	0	39,000
Chroma Ate	42,990	88,990
CTCI Corp	99,762	201,000
Far EasTone Telecom	137,000	289,000
Flexium Interconnect	38,000	98,000
Ginko International	0	11,000
Lung Yen	30,500	63,500
PC Home	46,000	55,000
St. Shine Optical	11,000	15,000
Taiwan Hon Chuan	68,000	126,000
> Indonesia
Ace Indonesia	3,078,691	6,656,690
Archipelago Resources	255,898	350,164
Indosiar Karya Media	0	1,358,000
Matahari Department Store	0	236,500
Mayora Indah	48,500	121,500
MNC Skyvision	389,500	1,420,000
Surya Citra Media	428,440	781,440
Tower Bersama Infrastructure	537,609	966,609
> Hong Kong
AAC Technologies	46,027	80,527
Lifestyle International	71,589	195,589
L'Occitane International	0	73,250
Mapletree Greater China Commercial Trust	0	259,000
Melco International	200,000	379,000
Sa Sa International	121,799	231,799
> India
Bosch	597	1,986
Colgate Palmolive India	3,580	9,617
Redington India	74,582	181,621
TTK Prestige	1,627	3,725
United Breweries	12,844	34,532
Yes Bank	11,731	28,042
> Thailand
Home Product Center	472,000	579,900
Robinson's Department Store	0	84,400
Samui Airport Property Fund	180,800	350,700
Siam Makro	6,400	10,300
> Cambodia
Nagacorp	482,000	784,000
> China
AMVIG Holdings	312,000	578,000
Digital China	115,151	235,151
	Number of Shares
	12/31/12	3/31/13
> Philippines
International Container Terminal Services	44,487	104,387
Manila Water Company	127,365	234,865
> Korea
Paradise Co	6,500	19,125
> Japan
Kansai Paint	13,760	28,760
> Mongolia
Mongolian Mining	345,100	579,600
Latin America
> Brazil
Arcos Dorados	9,977	16,317
Beadell Resources	101,706	320,191
Linx	0	13,900
Localiza Rent A Car	10,700	24,100
Multiplus	6,300	15,600
Odontoprev	18,500	47,300
> Mexico
Bolsa Mexicana de Valores	0	77,000
Genomma Lab Internacional	48,300	90,400
Grupo Aeroportuario del Sureste - ADR	1,808	2,447
> Argentina
Madalena Ventures	106,000	635,500
> Colombia
Isagen	0	135,457
> Chile
Grupo Hites	0	155,147
Europe
> Sweden
Hexagon	10,359	20,314
> Switzerland
Dufry Group	1,866	4,348
> Kazakhstan
Halyk Savings Bank of Kazakhstan - GDR	35,257	57,785
> Finland
Vacon	2,220	5,016
> Italy
Pirelli	13,812	31,152
> United Kingdom
Cable & Wireless	0	413,481
> Turkey
Bizim Toptan	2,496	13,675

	Number of Shares
	12/31/12	3/31/13
Purchases (continued)
Other Countries
> South Africa
Coronation Fund Managers	55,348	109,663
Massmart Holdings	8,306	18,011
Mr. Price	6,722	18,556
Rand Merchant Insurance	81,332	161,832
> United States
Atwood Oceanics	3,076	6,014
Textainer Group Holdings	5,419	9,393
> Canada
Alliance Grain Traders	9,973	17,199
Americas Petrogas	36,607	67,105
		Number of Shares
		12/31/12	3/31/13
Sales
Asia
> Taiwan
Radiant Opto-Electronics		10,735	0
Simplo Technology		17,576	0
Tripod Technologies		20,248	0
> Hong Kong
Melco Crown Entertainment - ADR		9,081	0
> India
Adani Ports & Special Economic Zone		59,839	0
Titan Industries		19,309	0
> China
51	job - ADR	1,057	0
> Philippines
SM Prime Holdings		242,518	0
> Singapore
Petra Foods		40,000	0
Latin America
> Chile
Vina Concha y Toro		44,806	0
Europe
> Czech Republic
Komercni Banka		665	0
> Germany
Durr		1,119	0

Columbia Acorn Emerging Markets Fund

Statement of Investments (Unaudited), March 31, 2013

Number of Shares		Value
		Equities: 92.9%
Asia 57.6%
	> Taiwan 14.1%
289,000	Far EasTone Telecom	$655,421
	Taiwan's Third Largest Mobile Operator
201,000	CTCI Corp	388,325
	International Engineering Firm
76,169	Advantech	330,894
	Industrial PC & Components
98,000	Flexium Interconnect	326,686
	Flexible Printed Circuit for Mobile Electronics
126,000	Taiwan Hon Chuan	326,286
	Beverage Packaging (Bottles, Caps, Labels) Manufacturer
15,000	St. Shine Optical	293,398
	World's Leading Disposable Contact Lens OEM (Original Equipment Manufacturer)
55,000	PC Home	226,979
	Taiwanese Internet Retail Company
63,500	Lung Yen	220,448
	Funeral Services & Columbaria
88,990	Chroma Ate	214,690
	Automatic Test Systems, Testing & Measurement Instruments
11,000	Ginko International	181,737
	Largest Contact Lens Maker in China
39,000	CHC Healthcare	153,896
	Medical Device Distributor
		3,318,760
	> Indonesia 12.0%
966,609	Tower Bersama Infrastructure (a)	602,549
	Communications Towers
6,656,690	Ace Indonesia	570,160
	Home Improvement Retailer
121,500	Mayora Indah	339,674
	Consumer Branded Food Manufacturer
1,420,000	MNC Skyvision (a)	321,482
	Largest Satellite Pay TV Operator in Indonesia
350,164	Archipelago Resources (a)	307,263
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
236,500	Matahari Department Store (a)	267,713
	Largest Department Store Chain in Indonesia
781,440	Surya Citra Media	223,603
	Free to Air TV Station in Indonesia
1,358,000	Indosiar Karya Media (a)	181,964
	Free to Air TV Station in Indonesia
		2,814,408
	> Hong Kong 9.1%
379,000	Melco International	659,228
	Macau Casino Operator
195,589	Lifestyle International	434,910
	Mid- to High-end Department Store Operator in Hong Kong & China
80,527	AAC Technologies	388,264
	Miniature Acoustic Components
231,799	Sa Sa International	224,805
	Cosmetics Retailer
Number of Shares		Value
73,250	L'Occitane International	$223,246
	Skin Care & Cosmetics Producer
259,000	Mapletree Greater China Commercial Trust (a)	217,165
	Retail & Office Property Landlord
		2,147,618
	> India 7.3%
34,532	United Breweries	444,513
	India's Largest Brewer
1,986	Bosch	328,763
	Automotive Parts
181,621	Redington India	270,985
	Supply Chain Solutions for IT & Mobile Handsets in Emerging Markets
3,725	TTK Prestige	222,557
	Branded Cooking Equipment
28,042	Yes Bank	221,805
	Commercial Banking in India
9,617	Colgate Palmolive India	219,852
	Consumer Products in Oral Care
		1,708,475
	> Thailand 4.1%
579,900	Home Product Center	333,913
	Home Improvement Retailer
84,400	Robinson's Department Store	221,199
	Mass-market Department Srore Operator in Thailand
350,700	Samui Airport Property Fund	215,558
	Thai Airport Operator
10,300	Siam Makro	185,564
	General Merchadise Wholesaler in Thailand
		956,234
	> Cambodia 2.8%
784,000	Nagacorp	662,670
	Casino/Entertainment Complex in Cambodia
	> China 2.3%
235,151	Digital China	318,949
	IT Distribution & Systems Integration Services
578,000	AMVIG Holdings	216,679
	Chinese Tobacco Packaging Material Supplier
		535,628
	> Philippines 2.0%
104,387	International Container Terminal Services	235,430
	Container Handling Terminals & Port Management
234,865	Manila Water Company	230,722
	Water Utility Company in Philippines
		466,152
	> Korea 1.6%
19,125	Paradise Co	365,310
	Korean 'Foreigner Only' Casino Operator
	> Japan 1.4%
28,760	Kansai Paint	319,420
	Paint Producer in Japan, India, China & Southeast Asia
	> Mongolia 0.9%
579,600	Mongolian Mining (a)	213,066
	Coking Coal Mining in Mongolia
Asia: Total		13,507,741

Number of Shares		Value
Latin America 12.7%
	> Brazil 6.9%
24,100	Localiza Rent A Car	$432,924
	Car Rental
320,191	Beadell Resources (a)	304,387
	Gold Mining in Brazil
15,600	Multiplus	225,344
	Loyalty Program Operator in Brazil
13,900	Linx (a)	218,465
	Retail Management Software in Brazil
47,300	Odontoprev	215,580
	Dental Insurance
16,317	Arcos Dorados (b)	215,384
	McDonald's Master Franchise for Latin America
		1,612,084
	> Mexico 3.3%
2,447	Grupo Aeroportuario del Sureste - ADR	334,431
	Mexican Airport Operator
90,400	Genomma Lab Internacional (a)	221,106
	Develops, Markets & Distributes Consumer Products
77,000	Bolsa Mexicana de Valores	220,500
	Mexico's Stock Exchange
		776,037
	> Argentina 0.9%
635,500	Madalena Ventures (a)	218,955
	Oil & Gas Exploration in Argentina
	> Colombia 0.8%
135,457	Isagen	188,475
	Leading Colombian Electricity Provider
	> Chile 0.8%
155,147	Grupo Hites	184,268
	Mass Retailer for the Lower Income Strata
Latin America: Total		2,979,819
Europe 11.4%
	> Sweden 2.4%
20,314	Hexagon	554,772
	Design, Measurement & Visualization Software & Equipment
	> Switzerland 2.3%
4,348	Dufry Group (a)	539,550
	Operates Airport Duty Free & Duty Paid Shops
	> Kazakhstan 1.8%
57,785	Halyk Savings Bank of Kazakhstan - GDR (a)	414,896
	Largest Retail Bank & Insurer in Kazakhstan
	> Finland 1.4%
5,016	Vacon	337,563
	Leading Independent Manufacturer of Variable Speed Alternating Current Drives
	> Italy 1.4%
31,152	Pirelli	326,845
	Global Tire Supplier
Number of Shares		Value
	> United Kingdom 1.1%
413,481	Cable & Wireless	$263,494
	Leading Telecom Service Supplier in the Caribbean
	> Turkey 1.0%
13,675	Bizim Toptan	233,547
	Cash & Carry Stores in Turkey
Europe: Total		2,670,667
Other Countries 11.2%
	> South Africa 6.8%
109,663	Coronation Fund Managers	572,447
	South African Fund Manager
161,832	Rand Merchant Insurance	409,891
	Directly Sold Property & Casualty Insurance; Holdings in Other Insurers
18,011	Massmart Holdings	372,646
	General Merchandise, Food & Home Improvement Stores; Wal-Mart Subsidiary
18,556	Mr. Price	236,084
	South African Retailer of Apparel, Household & Sporting Goods
		1,591,068
	> United States 2.9%
9,393	Textainer Group Holdings	371,493
	Top International Container Leasor
6,014	Atwood Oceanics (a)	315,976
	Offshore Drilling Contractor
		687,469
	> Canada 1.5%
17,199	Alliance Grain Traders	219,760
	Global Leader in Pulse Processing & Distribution
67,105	Americas Petrogas (a)	127,492
	Oil & Gas Exploration in Argentina, Potash in Peru
		347,252
Other Countries: Total		2,625,789
Total Equities: 92.9% (Cost: $20,122,537)		21,784,016	(c)
Short-Term Investments: 4.8%
1,131,791	J.P. Morgan U.S. Government Money Market Fund - Agency Shares (7 day yield of 0.01%)	1,131,791
Total Short-Term Investments: 4.8% (Cost: $1,131,791)		1,131,791

Columbia Acorn Emerging Markets Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value
Securities Lending Collateral: 0.6%
149,800	Dreyfus Government Cash Management Fund - Institutional Shares (7 day yield of 0.01%) (d)	$149,800
Total Securities Lending Collateral: 0.6% (Cost: $149,800)		149,800
Total Investments: 98.3% (Cost: $21,404,128)(e)		23,065,607	(f)
Obligation to Return Collateral for Securities Loaned: (0.6)%		(149,800)
Cash and Other Assets Less Liabilities: 2.3%		537,769
Net Assets: 100.0%		$23,453,576

ADR - American Depositary Receipts

GDR - Global Depositary Receipts

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at March 31, 2013. The total market value of securities on loan at March 31, 2013 was $141,240.

(c)  On March 31, 2013, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Hong Kong Dollar	$3,341,818	14.2
Taiwan Dollar	3,318,760	14.2
Indonesian Rupiah	2,507,145	10.7
Indian Rupee	1,708,475	7.3
United States Dollar	1,652,181	7.0
South African Rand	1,591,068	6.8
Other currencies less than 5% of total net assets	7,664,568	32.7
Total Equities	$21,784,015	92.9

(d)  Investment made with cash collateral received from securities lending activity.

(e)  At March 31, 2013, for federal income tax purposes, the cost of investments was $21,404,128 and net unrealized appreciation was $1,661,479 consisting of gross unrealized appreciation of $2,310,732 and gross unrealized depreciation of $649,253.

(f)  Securities are valued using policies described in the Notes to Financial Statements in the most recent shareholder report.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at

> Notes to Statement of Investments

amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of March 31, 2013, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$-	$13,507,741	$-	$13,507,741
Latin America	2,675,432	304,387	-	2,979,819
Europe	-	2,670,667	-	2,670,667
Other Countries	1,034,721	1,591,068	-	2,625,789
Total Equities	3,710,153	18,073,863	-	21,784,016
Total Short-Term Investments	1,131,791	-	-	1,131,791
Total Securities Lending Collateral	149,800	-	-	149,800
Total Investments	$4,991,744	$18,073,863	$-	$23,065,607

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between levels 1 and 2 during the period.

Columbia Acorn Emerging Markets Fund

Portfolio Diversification (Unaudited)

At March 31, 2013, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Consumer Goods & Services
Retail	$3,596,429	15.3
Casinos & Gaming	1,687,208	7.2
Food & Beverage	1,224,915	5.2
Other Consumer Services	655,358	2.8
Other Durable Goods	549,403	2.3
Consumer Goods Distribution	490,837	2.1
Nondurables	444,352	1.9
Travel	432,923	1.8
	9,081,425	38.6
> Information
Mobile Communications	1,257,970	5.4
Business Software	773,237	3.3
Computer Hardware & Related Equipment	719,157	3.1
TV Broadcasting	405,567	1.7
Semiconductors & Related Equipment	326,686	1.4
Satellite Broadcasting & Services	321,482	1.4
Electronics Distribution	318,950	1.4
Telephone & Data Services	263,494	1.1
Instrumentation	214,690	0.9
	4,601,233	19.7
> Finance
Banks	636,701	2.7
Insurance	625,471	2.7
Finance Companies	591,993	2.5
Brokerage & Money Management	572,447	2.4
	2,426,612	10.3
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	862,384	3.7
Construction	388,325	1.7
Electrical Components	337,563	1.4
Machinery	328,763	1.4
Other Industrial Services	235,430	1.0
	2,152,465	9.2
> Energy & Minerals
Mining	824,716	3.5
Oil & Gas Producers	346,446	1.5
Oil Services	315,976	1.4
Agricultural Commodities	219,760	0.9
	1,706,898	7.3
> Other Industries
Transportation	549,989	2.4
Regulated Utilities	419,197	1.8
Real Estate	217,165	0.9
	1,186,351	5.1
	Value	Percentage of Net Assets
> Health Care
Medical Supplies	$475,135	2.0
Medical Equipment & Devices	153,896	0.7
	629,031	2.7
Total Equities:	21,784,016	92.9
Short-Term Investments:	1,131,791	4.8
Securities Lending Collateral:	149,800	0.6
Total Investments:	23,065,607	98.3
Obligation to Return Collateral for Securities Loaned:	(149,800)	(0.6)
Cash and Other Assets Less Liabilities:	537,769	2.3
Net Assets:	$23,453,576	100.0

Columbia Acorn European Fund

Major Portfolio Changes in the First Quarter (Unaudited)

		Number of Shares
		12/31/12	3/31/13
Purchases
Europe
> United Kingdom
Aggreko		877	1,535
Assura		0	160,400
Cable & Wireless		0	81,000
Domino's Pizza UK & Ireland		8,500	10,550
Elementis		8,300	11,113
Greggs		5,000	8,700
JLT Group		5,500	8,535
Ocado		31,000	35,313
Rightmove		2,470	3,500
Shaftesbury		3,408	6,100
Smiths News		0	4,676
Spirax Sarco		886	2,013
Telecity		0	4,360
WH Smith		4,300	5,790
Whitbread		0	1,600
> France
1000	mercis	1,650	1,914
Eurofins Scientific		570	671
Hi-Media		12,000	21,200
Neopost		900	1,530
Norbert Dentressangle		556	830
Saft		1,829	2,407
> Netherlands
Fugro		0	900
TKH Group		1,577	2,156
> Germany
Pfeiffer Vacuum		230	360
TAG Immobilien		2,500	3,900
> Sweden
Cavotec		0	16,100
Unibet		1,211	1,506
> Italy
Geox		17,223	21,860
Pirelli		2,800	6,000
> Norway
Atea		6,044	6,744
Subsea 7		0	2,000
> Denmark
Jyske Bank		0	1,000
SimCorp		0	200
> Finland
Vacon		1,000	1,151
> Spain
Dia		0	8,524
	Number of Shares
	12/31/12	3/31/13
> Russia
Yandex	1,049	2,381
> Turkey
Bizim Toptan	761	1,994
Asia
> Hong Kong
L'Occitane International	18,000	22,800

Columbia Acorn European Fund

Major Portfolio Changes in the First Quarter (Unaudited), continued

	Number of Shares
	12/31/12	3/31/13
Sales
Europe
> United Kingdom
Asos	1,000	0
IG Group	4,000	0
> France
Gemalto	900	760
> Netherlands
Vopak	402	0
> Switzerland
Zehnder	643	0
> Germany
CTS Eventim	882	220
Durr	360	0
> Sweden
Hexagon	3,370	2,547
> Italy
Tod's	300	0
> Denmark
Solar	700	0
> Finland
Stockmann	1,063	0
> Czech Republic
Komercni Banka	140	0
> Poland
FX Energy	4,000	0

Columbia Acorn European Fund

Statement of Investments (Unaudited), March 31, 2013

Number of Shares		Value
		Equities: 94.3%
Europe 89.6%
	> United Kingdom 28.4%
8,535	JLT Group	$110,362
	International Business Insurance Broker
10,550	Domino's Pizza UK & Ireland	96,582
	Pizza Delivery in UK, Ireland & Germany
3,500	Rightmove	94,715
	Internet Real Estate Listings
160,400	Assura	86,521
	UK Primary Health Care Property Developer
35,313	Ocado (a)(b)	84,777
	Leading Online Grocery Retailer
2,013	Spirax Sarco	82,186
	Steam Systems for Manufacturing & Process Industries
28,121	Charles Taylor	77,979
	Insurance Services
5,790	WH Smith	65,674
	Newsprint, Books & General Stationery Retailer
8,700	Greggs	63,029
	Bakery
1,600	Whitbread	62,431
	The UK's Leading Hotelier & Coffee Shop
4,360	Telecity	59,855
	European Data Center Provider
6,100	Shaftesbury	53,897
	London Prime Retail REIT
81,000	Cable & Wireless	51,618
	Leading Telecom Service Supplier in the Caribbean
11,113	Elementis	44,021
	Clay-based Additives
6,313	Abcam	42,926
	Online Sales of Antibodies
10,870	BBA Aviation	42,530
	Aviation Support Services
1,535	Aggreko	41,563
	Temporary Power & Temperature Control Services
790	Intertek Group	40,728
	Testing, Inspection, Certification Services
4,676	Smiths News	13,144
	Newspaper & Magazine Distributor
8	Fidessa Group	236
	Software for Financial Trading Systems
		1,214,774
	> France 13.4%
671	Eurofins Scientific	140,888
	Food, Pharmaceuticals & Materials Screening & Testing
1,914	1000 mercis	103,045
	Interactive Advertising & Marketing
1,530	Neopost	91,658
	Postage Meter Machines
760	Gemalto	66,295
	Digital Security Solutions
830	Norbert Dentressangle	62,964
	Leading European Logistics & Transport Group
2,407	Saft	62,017
	Niche Battery Manufacturer
Number of Shares		Value
21,200	Hi-Media (b)	$47,556
	Online Advertiser in Europe
		574,423
	> Netherlands 8.7%
3,617	Aalberts Industries	80,883
	Flow Control & Heat Treatment
2,062	UNIT4	67,044
	Business Software Development
2,156	TKH Group	55,826
	Dutch Industrial Conglomerate
900	Fugro	49,815
	Subsea Oilfield Services
346	Core Labs	47,721
	Oil & Gas Reservoir Consulting
1,474	Arcadis	40,803
	Engineering Consultants
2,596	Imtech (a)	29,380
	Technical Installation & Maintenance
		371,472
	> Switzerland 8.4%
40	Sika	97,166
	Chemicals for Construction & Industrial Applications
393	Partners Group	96,998
	Private Markets Asset Management
339	Geberit	83,456
	Plumbing Supplies
660	Dufry Group (b)	81,900
	Operates Airport Duty Free & Duty Paid Shops
		359,520
	> Germany 8.1%
2,310	Wirecard	63,811
	Online Payment Processing & Risk Management
454	Bertrandt	52,958
	Outsourced Engineering
174	Rational	52,270
	Commercial Ovens
1,038	Stratec Biomedical Systems	46,530
	Diagnostic Instrumentation
3,900	TAG Immobilien	44,643
	Owner of Residential Properties in Germany
1,283	NORMA Group	40,433
	Clamps for Automotive & Industrial Applications
360	Pfeiffer Vacuum	39,709
	Vacuum Pumps
220	CTS Eventim	7,459
	Event Ticket Sales
		347,813
	> Sweden 6.2%
16,100	Cavotec	72,744
	Specialized Equipment to Ports, Airports & Mines
2,547	Hexagon	69,558
	Design, Measurement & Visualization Software & Equipment
5,861	Sweco	69,254
	Engineering Consultants
1,506	Unibet	52,576
	European Online Gaming Operator
		264,132

Columbia Acorn European Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value
	> Italy 2.9%
6,000	Pirelli	$62,952
	Global Tire Supplier
21,860	Geox	60,862
	Apparel & Shoe Maker
		123,814
	> Norway 2.8%
6,744	Atea	75,126
	Leading Nordic IT Hardware/Software Reseller & Installation Company
2,000	Subsea 7	47,003
	Offshore Subsea Contractor
		122,129
	> Denmark 2.0%
200	SimCorp (a)	53,738
	Software for Investment Managers
1,000	Jyske Bank (b)	34,128
	Danish Bank
		87,866
	> Finland 1.8%
1,151	Vacon	77,459
	Leading Independent Manufacturer of Variable Speed Alternating Current Drives
	> Spain 1.4%
8,524	Dia	58,959
	Leading Hard Discounter in Spain, Latin America & the Eastern Mediterranean
	> Russia 1.3%
2,381	Yandex (b)	55,049
	Search Engine for Russian & Turkish Languages
	> Iceland 1.3%
43,750	Marel	54,818
	Largest Manufacturer of Poultry & Fish Processing Equipment
	> Belgium 1.1%
728	EVS Broadcast Equipment	46,715
	Digital Live Mobile Production Software & Systems
	> Portugal 1.0%
14,342	Redes Energéticas Nacionais	41,365
	Portuguese Power Transmission & Gas Transportation
	> Turkey 0.8%
1,994	Bizim Toptan	34,054
	Cash & Carry Stores in Turkey
Europe: Total		3,834,362
Asia 3.6%
	> Indonesia 2.0%
98,638	Archipelago Resources (b)	86,553
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
	> Hong Kong 1.6%
22,800	L'Occitane International	69,488
	Skin Care & Cosmetics Producer
Asia: Total		156,041
Number of Shares		Value
Other Countries 1.1%
	> Canada 1.1%
3,632	Alliance Grain Traders	$46,408
	Global Leader in Pulse Processing & Distribution
Other Countries: Total		46,408
Total Equities: 94.3% (Cost: $3,570,917)		4,036,811	(c)
Short-Term Investments: 6.2%
266,815	J.P. Morgan U.S. Government Money Market Fund - Agency Shares (7 day yield of 0.01%)	266,815
Total Short-Term Investments: 6.2% (Cost: $266,815)		266,815
Securities Lending Collateral: 2.2%
95,902	Dreyfus Government Cash Management Fund - Institutional Shares (7 day yield of 0.01%) (d)	95,902
Total Securities Lending Collateral: 2.2% (Cost: $95,902)		95,902
Total Investments: 102.7% (Cost: $3,933,634)(e)		4,399,528	(f)
Obligation to Return Collateral for Securities Loaned: (2.2)%		(95,902)
Cash and Other Assets Less Liabilities: (0.5)%		(22,845)
Net Assets: 100.0%		$4,280,781

REIT - Real Estate Investment Trust

> Notes to Statement of Investments

(a)  All or a portion of this security was on loan at March 31, 2013. The total market value of securities on loan at March 31, 2013 was $88,872.

(b)  Non-income producing security.

(c)  On March 31, 2013, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$1,594,300	37.2
British Pound	1,301,327	30.4
Swiss Franc	359,520	8.4
Swedish Krona	264,132	6.2
Other currencies less than 5% of total net assets	517,532	12.1
Total Equities	$4,036,811	94.3

(d)  Investment made with cash collateral received from securities lending activity.

(e)  At March 31, 2013, for federal income tax purposes, the cost of investments was $3,933,634 and net unrealized appreciation was $465,894 consisting of gross unrealized appreciation of $568,374 and gross unrealized depreciation of $102,480.

(f)  Securities are valued using policies described in the Notes to Financial Statements in the most recent shareholder report.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

Columbia Acorn European Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments

The following table summarizes the inputs used, as of March 31, 2013, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Europe	$102,770	$3,731,592	$-	$3,834,362
Asia	-	156,041	-	156,041
Other Countries	46,408	-	-	46,408
Total Equities	149,178	3,887,633	-	4,036,811
Total Short-Term Investments	266,815	-	-	266,815
Total Securities Lending Collateral	95,902	-	-	95,902
Total Investments	$511,895	$3,887,633	$-	$4,399,528

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between levels 1 and 2 during the period.

Columbia Acorn European Fund

Portfolio Diversification (Unaudited)

At March 31, 2013, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Industrial Goods & Services
Other Industrial Services	$405,145	9.5
Machinery	361,074	8.4
Conglomerates	209,453	4.9
Industrial Materials & Specialty Chemicals	141,187	3.3
Electrical Components	139,476	3.3
Construction	83,456	1.9
Outsourcing Services	52,958	1.2
	1,392,749	32.5
> Information
Business Software	190,577	4.4
Internet Related	149,763	3.5
Computer Services	134,981	3.2
Computer Hardware & Related Equipment	113,010	2.6
Business Information & Marketing Services	103,045	2.4
Financial Processors	63,811	1.5
Telephone & Data Services	51,618	1.2
Advertising	47,557	1.1
	854,362	19.9
> Consumer Goods & Services
Retail	325,366	7.6
Restaurants	159,013	3.7
Nondurables	69,488	1.6
Food & Beverage	63,029	1.5
Other Durable Goods	62,952	1.5
Apparel	60,862	1.4
Casinos & Gaming	52,576	1.2
Consumer Goods Distribution	13,144	0.3
Other Entertainment	7,459	0.2
	813,889	19.0
> Finance
Insurance	188,341	4.4
Brokerage & Money Management	96,998	2.3
Banks	34,128	0.8
	319,467	7.5
> Other Industries
Real Estate	185,061	4.3
Transportation	62,964	1.5
Regulated Utilities	41,364	1.0
	289,389	6.8
> Energy & Minerals
Mining	134,273	3.1
Oil & Gas Producers	96,819	2.3
Agricultural Commodities	46,408	1.1
	277,500	6.5
	Value	Percentage of Net Assets
> Health Care
Medical Equipment & Devices	$46,530	1.1
Medical Supplies	42,925	1.0
	89,455	2.1
Total Equities:	4,036,811	94.3
Short-Term Investments:	266,815	6.2
Securities Lending Collateral:	95,902	2.2
Total Investments:	4,399,528	102.7
Obligation to Return Collateral for Securities Loaned:	(95,902)	(2.2)
Cash and Other Assets Less Liabilities:	(22,845)	(0.5)
Net Assets:	$4,280,781	100.0

Columbia Acorn Family of Funds Expense Information (Unaudited)

as of 3/31/13

Columbia Acorn Fund	Class A	Class B*	Class C	Class I	Class R
Management Fees	0.64%	0.64%	0.64%	0.64%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%
Other Expenses	0.16%	0.30%	0.14%	0.07%
Net Expense Ratio	1.05%	1.69%	1.78%	0.71%
Columbia Acorn International
Management Fees	0.76%	0.76%	0.76%	0.76%	0.76%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%	0.50%
Other Expenses	0.21%	0.42%	0.21%	0.09%	0.29%
Net Expense Ratio	1.22%	1.93%	1.97%	0.85%	1.55%
Columbia Acorn USA
Management Fees	0.86%	0.86%	0.86%	0.86%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%
Other Expenses	0.21%	0.46%	0.16%	0.07%
Net Expense Ratio	1.32%	2.07%	2.02%	0.93%
Columbia Acorn International Select
Management Fees	0.94%	0.94%	0.94%	0.94%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%
Other Expenses	0.27%	0.40%	0.30%	0.24%
Net Expense Ratio	1.46%	2.09%	2.24%	1.18%
Columbia Acorn Select
Management Fees	0.84%	0.84%	0.84%	0.84%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%
Other Expenses	0.24%	0.36%	0.23%	0.12%
Net Expense Ratio	1.33%	1.95%	2.07%	0.96%
Columbia Thermostat Fund
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.15%	0.15%	0.15%
Net Expense Ratio**	0.50%	1.00%	1.25%
Columbia Acorn Emerging Markets Fund
Management Fees	1.25%		1.25%	1.25%
Distribution and Service (12b-1) Fees	0.25%		1.00%	0.00%
Other Expenses	0.25%		0.30%	0.16%
Net Expense Ratio	1.75%		2.55%	1.41%
Columbia Acorn European Fund
Management Fees	1.19%		1.19%	1.19%
Distribution and Service (12b-1) Fees	0.25%		1.00%	0.00%
Other Expenses	0.21%		0.31%	0.12%
Net Expense Ratio	1.65%		2.50%	1.31%

Columbia Acorn Fund	Class R4†	Class R5†	Class Y†	Class Z
Management Fees	0.64%	0.64%	0.64%	0.64%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.21%	0.12%	0.08%	0.13%
Net Expense Ratio	0.85%	0.76%	0.72%	0.77%
Columbia Acorn International
Management Fees	0.76%	0.76%	0.76%	0.76%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.14%	0.13%	0.09%	0.15%
Net Expense Ratio	0.90%	0.89%	0.85%	0.91%
Columbia Acorn USA
Management Fees	0.86%	0.86%	0.86%	0.86%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.19%	0.17%	0.15%	0.22%
Net Expense Ratio	1.05%	1.03%	1.01%	1.08%
Columbia Acorn International Select
Management Fees	0.94%	0.94%	0.94%	0.94%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.31%	0.29%	0.24%	0.25%
Net Expense Ratio	1.25%	1.23%	1.18%	1.19%
Columbia Acorn Select
Management Fees	0.84%	0.84%	0.84%	0.84%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.25%	0.19%	0.16%	0.21%
Net Expense Ratio	1.09%	1.03%	1.00%	1.05%
Columbia Thermostat Fund
Management Fees	0.10%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.15%	0.17%	0.04%	0.14%
Net Expense Ratio**	0.25%	0.27%	0.14%	0.24%
Columbia Acorn Emerging Markets Fund
Management Fees	1.25%	1.25%		1.25%
Distribution and Service (12b-1) Fees	0.00%	0.00%		0.00%
Other Expenses	0.28%	0.21%		0.22%
Net Expense Ratio	1.53%	1.46%		1.47%
Columbia Acorn European Fund
Management Fees		1.19%		1.19%
Distribution and Service (12b-1) Fees		0.00%		0.00%
Other Expenses		0.17%		0.15%
Net Expense Ratio		1.36%		1.34%

    See the Funds' prospectuses for information on minimum initial investment amounts and other details of buying, selling and exchanging shares of the Funds.

    Fees and expenses are for the three months ended March 31, 2013. The fees and expenses of Columbia Acorn International Select and Columbia Acorn Select include the effect of the voluntary undertaking by Columbia Wanger Asset Management, LLC (CWAM) to reimburse each Fund for the ordinary operating expenses (exclusive of transaction costs and certain other investment-related expenses, interest and fees on borrowings, and the Fund's investment in other investment companies, if any), exceeding annually each class' average daily net assets as follows:

Fund	Class A	Class B	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Acorn International Select	1.70%	2.20%	2.45%	1.28%	1.45%	1.33%	1.28%	1.45%
Columbia Acorn Select	1.60%	2.10%	2.35%	1.25%	1.35%	1.30%	1.25%	1.35%

    This arrangement may be modified or terminated by either the Funds or CWAM on 30 days notice.

    The fees and expenses of Columbia Thermostat Fund include the effect of CWAM's contractual undertaking to waive fees and/or reimburse expenses of the Fund so that the ordinary operating expenses (exclusive of transaction costs and certain other investment-related expenses, interest and fees on borrowings, and the Fund's investment in other investment companies, if any), do not exceed annually the rate of 0.50%, 1.00%, 1.25%, and 0.25% of the Fund's average daily net assets attributable to Class A, Class B, Class C, and Class Z shares, respectively, through April 30, 2013, and 0.25%, 0.27% and 0.22% of the Fund's average daily net assets attributable to Class R4, Class R5 and Class Y shares, respectively, through November 8, 2013. There is no guarantee that this agreement will continue thereafter.

    The fees and expenses of Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund include the effect of CWAM's contractual undertaking to waive fees and/or reimburse expenses of each Fund so that the ordinary operating expenses (exclusive of transaction costs and certain other investment-related expenses, interest and fees on borrowings, and the Fund's investment in other investment companies, if any), of each Fund's Class A, Class B, Class C and Class Z shares through April 30, 2013, and each Fund's Class R4 (if offered), Class R5 and Class Y shares through November 8, 2013, do not exceed annually each class' average daily net assets as follows:

Fund	Class A	Class C	Class I	Class R4	Class R5	Class Z
Columbia Acorn Emerging Markets Fund	1.85%	2.60%	1.41%	1.60%	1.46%	1.60%
Columbia Acorn European Fund	1.75%	2.50%	1.31%	—%	1.36%	1.50%

    There is no guarantee that this agreement will continue thereafter.

    The fees and expenses of Columbia Acorn International include the effect of the contractual undertaking by CWAM and its affiliates, effective August 15, 2011, to waive a portion of total annual Fund operating expenses incurred by Class A, Class B and Class C shares of Columbia Acorn International such that the Fund's total annual Fund operating expenses will be reduced by 0.04%, 0.03% and 0.02% for Class A, Class B and Class C shares of the Fund, respectively, through August 14, 2013. There is no guarantee that this agreement will continue thereafter.

  *  The Funds generally no longer accept investments by new or existing investors in Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Funds and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

  **  Does not include estimated fees and expenses of 0.59% incurred by the Fund from the underlying portfolio funds in which it invests.

  †  With the exception of Class R5 shares of Columbia Acorn International, noted share classes commenced operations on November 8, 2012, and have limited eligibility. Please see the Funds' prospectuses for details.

Columbia Acorn Family of Funds

Trustees

Laura M. Born

Chair of the Board

Steven N. Kaplan

Vice Chair of the Board

Michelle L. Collins

Maureen M. Culhane

Margaret M. Eisen

John C. Heaton

Charles P. McQuaid

David J. Rudis

David B. Small

Ralph Wanger (Trustee Emeritus)

Officers

Charles P. McQuaid

President

Ben Andrews*

Vice President

Robert A. Chalupnik

Vice President

Michael G. Clarke

Assistant Treasurer

Joseph F. DiMaria

Assistant Treasurer

P. Zachary Egan

Vice President

Fritz Kaegi

Vice President

John M. Kunka

Assistant Treasurer

Stephen Kusmierczak

Vice President

Joseph C. LaPalm

Vice President

Bruce H. Lauer

Vice President, Secretary and Treasurer

Louis J. Mendes III

Vice President

Robert A. Mohn

Vice President

Christopher J. Olson

Vice President

Christopher O. Petersen

Assistant Secretary

Scott R. Plummer

Assistant Secretary

Andreas Waldburg-Wolfegg

Vice President

Linda K. Roth-Wiszowaty

Assistant Secretary

Robert P. Scales

Chief Compliance Officer, Chief Legal Officer,
Senior Vice President and General Counsel

*Resigned effective May 1, 2013.

Investment Manager

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent, Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P. O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments, is submitted for the general information of the shareholders of Columbia Acorn Trust.

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record are available (i) without charge, upon request, by calling 800-922-6769 and (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available at www.columbiamanagement.com under "About Us." From there, click on "Disclosures."

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds' complete portfolio holdings are disclosed at www.columbiamanagement.com approximately 30 to 40 days after each month-end.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. Read the prospectus carefully before investing.

Columbia Acorn Family of Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA and managed by Columbia Wanger Asset Management, LLC.

Find out what's new – visit our web site at:

www.columbiamanagement.com

Our e-mail address is:

ServiceInquiries@ColumbiaManagement.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

PRESORTED

FIRST-CLASS MAIL

U.S. POSTAGE PAID

HOLLISTON, MA

PERMIT NO. 20

Columbia Management®

Columbia Acorn Family of Funds
Class A, B, C, I, R, R4, R5, Y and Z Shares

First Quarter Report, March 31, 2013

For More Information

You'll find more information about the Columbia Acorn Family of Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: www.columbiamanagement.com

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds is a series, is 811-01829.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

225 Franklin Street, Boston, MA 02110

800.345.6611 www.columbiamanagement.com

QTR110_12_CO1_(5/13) 663035

Columbia Management®

Columbia Acorn Family of Funds
Class A, B, C, I, R, R4, R5, Y and Z Shares

First Quarter Report, March 31, 2013

For More Information

You'll find more information about the Columbia Acorn Family of Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: www.columbiamanagement.com

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds is a series, is 811-01829.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

225 Franklin Street, Boston, MA 02110

800.345.6611 www.columbiamanagement.com

QTR110_12_CO1_(5/13) 663035

Columbia Management®

Columbia Acorn Family of Funds
Class A, B, C, I, R, R4, R5, Y and Z Shares

First Quarter Report, March 31, 2013

For More Information

You'll find more information about the Columbia Acorn Family of Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: www.columbiamanagement.com

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds is a series, is 811-01829.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

QTR110_12_CO1_(5/13) 663035